UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2022

Date of reporting period:	October 1, 2021 – March 31, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Dynamic Asset Allocation Conservative Fund

Semiannual report
3 | 31 | 22

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PACAX

Putnam Dynamic
Asset Allocation
Conservative Fund

Semiannual report
3 | 31 | 22

Message from the Trustees

May 12, 2022

Dear Fellow Shareholder:

Financial markets have been bumpy in recent months. Investors are weighing the risks of higher inflation, interest-rate increases by the Federal Reserve, and the global impact of Russia’s attack on Ukraine. Regional surges in Covid-19 infections are also complicating global trade.

In times like these, it’s worth remembering the benefits of staying focused on your long-term financial goals. At Putnam, professional, active investors are working for you. They are monitoring risks while looking for strong potential investments for your fund. Learn more in the interview with your fund manager(s) in the following pages.

Thank you for investing with Putnam.

Putnam Dynamic Asset Allocation Conservative Fund is designed for investors seeking total return consistent with preservation of capital. The fund’s target mix of 70% bonds and 30% stocks has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Active global research guides our portfolio decisions.

Today, trends can spread quickly from one part of the world to affect markets everywhere. The portfolio managers of Putnam’s Global Asset Allocation group have extensive experience analyzing how opportunities and risks are connected across borders. They follow a disciplined process to adjust the portfolio as market conditions change.

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Diversification can help to reduce volatility over time.

With today’s market volatility, investors should consider evaluating the effectiveness of a portfolio over a full market cycle. Recent history has demonstrated that a more diversified portfolio can outperform in the long run.

Dynamic Asset Allocation Conservative Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See page 5 and pages 11–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Returns for periods of less than one year are not annualized.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group average is provided by Lipper, a Refinitiv company.

* Putnam Conservative Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 65% the Bloomberg U.S. Aggregate Bond Index, 25% the Russell 3000 Index, 5% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Conservative Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

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This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/22. See page 4 and pages 11–12 for additional fund performance information. Index descriptions can be found on pages 17–18.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Dynamic Asset Allocation Conservative Fund 5

How were investing conditions for the six-month reporting period ended March 31, 2022?

Overall, the investing environment was challenging for both stock and bond markets. At the start of the period, broad economic reopenings caused a surge in global demand. Supply chain bottlenecks and a global shortage in parts, materials, and labor ensued. U.S. inflation rose, and energy prices surged. The U.S. Federal Reserve turned hawkish and began tightening monetary policy. In November 2021, the Fed started to taper its $120 billion-per-month bond-buying program and signaled it would raise interest rates in 2022. The anticipation of rising interest rates curbed investors’ appetite for stocks.

The pandemic also contributed to uncertainty. In early December, the global spread of a new Covid-19 variant, Omicron, caused many countries to reinstate lockdowns. Investors grew concerned over the potential disruptions to global economic growth and public health. Fortunately, the Omicron outbreak was less severe than anticipated, and most countries eased their mobility restrictions by February 2022.

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Allocations are shown as a percentage of the fund’s net assets as of 3/31/22. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 3/31/22. Short-term investments, to-be-announced (TBA) commitments, and derivatives, if any, are excluded. Holdings may vary over time.

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Overseas, long-standing tensions in Europe culminated in Russia’s invasion of Ukraine on February 24, 2022. Many governments, including those in the U.S. and Europe, imposed sanctions on Russia, which drove up the price of oil, wheat, metals, and other global commodities. The U.S. dollar strengthened as investors began to favor safer-haven assets, including U.S. Treasuries. At its mid-March meeting, the Fed announced its first interest-rate hike since 2018, adding 0.25% to borrowing costs. The Fed also lowered its U.S. growth estimates and increased its inflation outlook for calendar 2022.

For the six-month reporting period, U.S. stocks returned 5.92%, as measured by the S&P 500 Index. Non-U.S. stocks in developed markets, as measured by the MSCI EAFE Index [ND], fared worse, returning –3.38%.

The U.S. 10-year Treasury yield, which helps set borrowing rates from mortgages to corporate debt, began the period at 1.48% and closed the six-month reporting period at 2.32%. Higher interest rates, coupled with geopolitical tensions, weighed on the corporate credit market. High-yield bonds returned –3.47%, as measured by the JPMorgan Developed High Yield Index. Investment-grade bonds returned –5.92%, as measured by the Bloomberg U.S. Aggregate Bond Index.

How did the fund perform for the reporting period?

The fund’s class A shares returned –4.02%, outperforming its primary benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned –5.92% for the period. The fund underperformed its secondary custom benchmark, the Putnam Conservative Blended Benchmark, which returned –3.28% for the period.

What strategies affected fund performance relative to the custom benchmark during the reporting period?

Dynamic asset allocation decisions lifted performance, as we adjusted the portfolio’s tactical allocation mix several times over the period. The largest boost to fund performance came from our equity allocation decisions. These added value in the first quarter of calendar 2022, when the portfolio benefited from short-term overweight and underweight positions that took advantage of stock market volatility.

In fixed income, the portfolio benefited from a modest underweight position in interest-rate risk, as yields rose sharply with the Fed’s move toward tighter policy. We changed the position to neutral at the beginning of February 2022. Our positions in credit risk remained close to the portfolio’s custom benchmark and did not have a significant impact on fund results.

An out-of-benchmark, modest long position to commodity risk, implemented at the beginning of March 2022, was slightly additive to results. We anticipated that the war in Ukraine and the continued reduction in Covid restrictions would provide support for commodities.

Our active implementation decisions detracted from performance during the period. Our fundamental U.S. large-cap growth and international developed equity strategies weighed on results. Strategic global macroeconomic trades in equities and currencies contributed to modest losses. The portfolio experienced slight gains from our quantitative U.S. large-cap core and international developed equity strategies. Our fundamental U.S. large-cap value strategy also ended the period slightly positive.

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How did the fund use derivatives for the period?

We used futures to help manage the fund’s exposure to market risk, gain exposure to interest rates, equitize cash, and hedge prepayment and interest-rate risks. Total return swaps were used to help hedge sector exposure; manage exposure to specific sectors, securities, or industries; and gain exposure to a basket of securities, specific markets, countries, sectors, or industries.

How is the fund positioned relative to the custom benchmark as of April 1, 2022?

The fund is positioned close to the custom benchmark as of April 1, 2022. The portfolio has a neutral position to equity risk and interest-rate risk and a slightly underweight position to credit risk. Tactically, the portfolio has an out-of-benchmark, modest long position to commodity risk, which was implemented at the beginning of March 2022. We made several changes to our tactical allocation near period-end. We moved our equity position from a modest underweight to neutral and our credit position from a modest overweight to a modest underweight.

What is your outlook for financial markets?

The first few months of 2022 saw significant volatility. High inflation, supply chain disruptions, monetary tightening, and the Russia-Ukraine War fueled sell-offs in stocks and bonds during the period. Looking ahead, we expect market volatility to persist and market sentiment to waver as these issues continue to plague markets, with no clear resolutions in sight, in our view.

Our current outlook on equities is neutral. Stocks are facing major headwinds, including a slowdown in earnings growth, higher interest rates, and ongoing geopolitical turmoil in Ukraine. We have refrained from taking a bearish position on equities given slightly bullish signals from our quantitative model, strong economic data, and the Fed’s aggressive efforts to tackle inflation.

In fixed income, our view on credit is modestly bearish. Assuming the pandemic transitions to an endemic, we believe the U.S. credit market is close to where it was in late 2019 before the

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Dynamic Asset Allocation Conservative Fund 9

pandemic began. In our view, the high-yield index has reached peak credit quality and has little room for improvement in the near term.

Our outlook on interest-rate-sensitive fixed income is neutral. Yields have moved higher due to a significant shift in Fed expectations, in our view. At the end of 2021, markets had priced in three interest-rate hikes for 2022. By the first quarter-end of calendar 2022, the Fed had raised rates by a quarter percentage point, and markets had priced in six additional rate hikes for 2022. We expect a balanced distribution of outcomes moving forward. Against this backdrop, we continue to have conviction in our investment strategies given our ability to adapt the portfolio to changing market conditions.

Thank you, Brett, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

The fund had no direct exposure to Russian or Ukrainian securities or markets at the end of the period. We are closely monitoring governmental actions, including the issuance of sanctions, and related market developments.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2022, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Annualized fund performance Total return for periods ended 3/31/22

	Life of fund	10 years	5 years	3 years	1 year	6 months
Class A (2/7/94)
Before sales charge	5.64%	5.28%	4.61%	5.04%	0.00%	–4.02%
After sales charge	5.42	4.66	3.38	2.98	–5.75	–9.54
Class B (2/18/94)
Before CDSC	5.42	4.65	3.83	4.26	–0.75	–4.33
After CDSC	5.42	4.65	3.48	3.33	–5.54	–8.96
Class C (9/1/94)
Before CDSC	5.41	4.65	3.84	4.26	–0.67	–4.35
After CDSC	5.41	4.65	3.84	4.26	–1.63	–5.28
Class P (8/31/16)
Net asset value	5.95	5.63	5.04	5.46	0.47	–3.82
Class R (1/21/03)
Net asset value	5.45	5.02	4.35	4.78	–0.20	–4.11
Class R5 (7/2/12)
Net asset value	5.93	5.59	4.92	5.35	0.28	–3.87
Class R6 (7/2/12)
Net asset value	5.95	5.65	4.98	5.39	0.32	–3.84
Class Y (7/14/94)
Net asset value	5.91	5.54	4.89	5.32	0.32	–3.88

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class P, R5, and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P, R5, and R6 shares; had it, returns would have been higher.

Returns for periods of less than one year are not annualized.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

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Comparative annualized index returns For periods ended 3/31/22

	Life of fund	10 years	5 years	3 years	1 year	6 months
Bloomberg U.S. Aggregate
Bond Index	4.79%	2.24%	2.14%	1.69%	–4.15%	–5.92%
Putnam Conservative
Blended Benchmark*	—†	5.74	5.97	6.43	0.29	–3.28
Lipper Mixed-Asset Target
Allocation Conservative
Funds category average‡	5.58	4.72	4.74	5.26	0.03	–2.88

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Returns for periods of less than one year are not annualized.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group average is provided by Lipper, a Refinitiv company.

* Putnam Conservative Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 65% the Bloomberg U.S. Aggregate Bond Index, 25% the Russell 3000 Index, 5% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Conservative Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡ Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/22, there were 320, 314, 290, 278, 202, and 8 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 3/31/22

Distributions	Class A		Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Number	6		6	6	6	6	6	6	6
Income	$0.078		$0.035	$0.035	$0.100	$0.061	$0.094	$0.097	$0.092
Capital gains
Long-term gains	0.141		0.141	0.141	0.141	0.141	0.141	0.141	0.141
Short-term gains	0.205		0.205	0.205	0.205	0.205	0.205	0.205	0.205
Total	$0.424		$0.381	$0.381	$0.446	$0.407	$0.440	$0.443	$0.438
	Before	After	Net	Net	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value	value	value
9/30/21	$11.83	$12.55	$11.72	$11.66	$11.88	$12.21	$11.88	$11.89	$11.89
3/31/22	10.95	11.62	10.85	10.79	11.00	11.32	11.00	11.01	11.01

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

12 Dynamic Asset Allocation Conservative Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Total annual operating
expenses for the fiscal year
ended 9/30/21	0.97%	1.72%	1.72%	0.59%	1.22%	0.70%	0.63%	0.72%
Annualized expense ratio
for the six-month period
ended 3/31/22*	0.98%	1.73%	1.73%	0.60%	1.23%	0.71%	0.64%	0.73%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Includes one-time annualized proxy cost of 0.01%.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 10/1/21 to 3/31/22. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.79	$8.44	$8.44	$2.93	$6.01	$3.47	$3.13	$3.57
Ending value (after expenses)	$959.80	$956.70	$956.50	$961.80	$958.90	$961.30	$961.60	$961.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (182); and then dividing that result by the number of days in the year (365).

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 3/31/22, use the following calculation method. To find the value of your investment on 10/1/21, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.94	$8.70	$8.70	$3.02	$6.19	$3.58	$3.23	$3.68
Ending value (after expenses)	$1,020.04	$1,016.31	$1,016.31	$1,021.94	$1,018.80	$1,021.39	$1,021.74	$1,021.29

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (182); and then dividing that result by the number of days in the year (365).

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Consider these risks before investing

Allocation of assets among asset classes may hurt performance. If the quantitative models or data that are used in managing the fund prove to be incorrect or incomplete, investment decisions made in reliance on the models or data may not produce the desired results and the fund may realize losses. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, asset class, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

International investing involves currency, economic, and political risks. Emerging market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association

16 Dynamic Asset Allocation Conservative Fund

(Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

° Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

MSCI EAFE Index (ND) is a free float-adjusted market capitalization index that is designed to measure the equity performance of large-and mid-cap markets in developed countries, excluding the U.S. and Canada. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Putnam Conservative Blended Benchmark is a benchmark administered by Putnam Management, comprising 65% the Bloomberg U.S. Aggregate Bond Index, 25% the Russell 3000® Index, 5% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

Russell 3000® Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or

Dynamic Asset Allocation Conservative Fund 17

recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

18 Dynamic Asset Allocation Conservative Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2022, Putnam employees had approximately $530,000,000 and the Trustees had approximately $77,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Dynamic Asset Allocation Conservative Fund 19

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal period.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

20 Dynamic Asset Allocation Conservative Fund

The fund’s portfolio 3/31/22 (Unaudited)

COMMON STOCKS (49.3%)*	Shares	Value
Basic materials (2.2%)
AdvanSix, Inc.	1,027	$52,469
Alcoa Corp.	2,600	234,078
American Vanguard Corp.	518	10,526
Andersons, Inc. (The)	534	26,839
Anglo American PLC (United Kingdom)	23,045	1,188,579
Archer-Daniels-Midland Co.	2,700	243,702
Arkema SA (France)	1,740	207,587
Atkore, Inc. †	1,088	107,103
Avery Dennison Corp.	2,900	504,513
Axalta Coating Systems, Ltd. †	8,990	220,974
Balchem Corp.	127	17,361
BHP Group, Ltd. (Australian ASE Exchange) (Australia)	15,764	614,007
BHP Group, Ltd. (London Exchange) (Australia)	3,053	117,052
BlueScope Steel, Ltd. (Australia)	24,680	381,370
Boise Cascade Co.	1,268	88,088
Brenntag SE (Germany)	14,400	1,164,370
Celanese Corp.	1,774	253,451
CF Industries Holdings, Inc.	2,300	237,038
Codexis, Inc. †	3,158	65,118
Compagnie de Saint-Gobain (France)	17,938	1,067,492
Constellium SE (France) †	5,295	95,310
Corteva, Inc.	23,962	1,377,336
Covestro AG (Germany)	6,389	322,825
CRH PLC (Ireland)	34,193	1,369,074
Dow, Inc.	3,796	241,881
DuPont de Nemours, Inc.	16,600	1,221,428
Eastman Chemical Co.	8,911	998,567
Eiffage SA (France)	3,474	356,077
Freeport-McMoRan, Inc. (Indonesia)	37,923	1,886,290
Innospec, Inc.	521	48,219
Intrepid Potash, Inc. †	460	37,784
James Hardie Industries PLC (CDI) (Australia)	11,482	345,537
Linde PLC	2,220	715,375
LyondellBasell Industries NV Class A	2,300	236,486
Materion Corp.	214	18,348
Minerals Technologies, Inc.	570	37,706
Misumi Group, Inc. (Japan)	1,700	50,581
Mueller Industries, Inc.	1,297	70,258
Nitto Denko Corp. (Japan)	1,500	107,501
NV5 Global, Inc. †	140	18,662
Olin Corp.	4,822	252,094
Orion Engineered Carbons SA (Luxembourg)	1,020	16,289
PotlatchDeltic Corp. R	1,880	99,132
PPG Industries, Inc.	4,776	625,990
Rio Tinto PLC (United Kingdom)	9,375	743,681
Sensient Technologies Corp.	210	17,630
Sherwin-Williams Co. (The)	3,082	769,328
Shin-Etsu Chemical Co., Ltd. (Japan)	3,600	548,587

Dynamic Asset Allocation Conservative Fund 21

COMMON STOCKS (49.3%)* cont.	Shares	Value
Basic materials cont.
Simpson Manufacturing Co., Inc.	146	$15,920
South32, Ltd. (Australia)	39,583	147,400
Standex International Corp.	255	25,480
Stepan Co.	254	25,098
Sterling Construction Co., Inc. †	770	20,636
Toyo Suisan Kaisha, Ltd. (Japan)	3,400	121,585
Tronox Holdings PLC Class A (United Kingdom)	5,201	102,928
UFP Industries, Inc.	1,365	105,323
Vat Group AG (Switzerland)	206	78,548
WestRock Co.	5,530	260,076
Weyerhaeuser Co. R	24,782	939,238
Zymergen, Inc. †	7,716	22,299
		21,294,224
Capital goods (2.9%)
A.O. Smith Corp.	3,700	236,393
Acuity Brands, Inc.	2,300	435,390
Aerojet Rocketdyne Holdings, Inc. †	2,628	103,412
AGCO Corp.	5,200	759,356
Albany International Corp. Class A	220	18,550
Allegion PLC (Ireland)	5,200	570,856
Allison Transmission Holdings, Inc.	6,100	239,486
Altra Industrial Motion Corp.	2,225	86,619
American Axle & Manufacturing Holdings, Inc. †	4,612	35,789
Argan, Inc.	609	24,719
Astec Industries, Inc.	465	19,995
Axon Enterprise, Inc. †	1,691	232,901
Barnes Group, Inc.	398	15,996
CAE, Inc. (Canada) †	14,435	375,727
Carrier Global Corp.	5,420	248,615
Casella Waste Systems, Inc. Class A †	220	19,283
Caterpillar, Inc.	1,100	245,102
Clean Harbors, Inc. †	2,800	312,592
CNH Industrial NV (United Kingdom)	33,669	533,118
Comfort Systems USA, Inc.	472	42,013
Crown Holdings, Inc.	2,018	252,432
CTS Corp.	514	18,165
Cummins, Inc.	1,060	217,417
Daikin Industries, Ltd. (Japan)	2,600	473,395
Deere & Co.	3,098	1,287,095
Donaldson Co., Inc.	3,900	202,527
Dover Corp.	1,600	251,040
Eaton Corp. PLC	6,524	990,082
Emerson Electric Co.	4,400	431,420
Encore Wire Corp.	311	35,476
ESCO Technologies, Inc.	239	16,711
Federal Signal Corp.	465	15,694
Fortive Corp.	21,275	1,296,286
Franklin Electric Co., Inc.	203	16,857
GEA Group AG (Germany)	5,834	241,040

22 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (49.3%)* cont.	Shares	Value
Capital goods cont.
General Dynamics Corp.	7,600	$1,832,968
Gentherm, Inc. †	242	17,676
Graco, Inc.	3,314	231,052
GrafTech International, Ltd.	1,756	16,893
HEICO Corp.	1,745	267,927
Hillenbrand, Inc.	1,857	82,024
Honeywell International, Inc.	8,406	1,635,640
Johnson Controls International PLC	42,735	2,802,134
Kaman Corp.	591	25,697
Koito Manufacturing Co., Ltd. (Japan)	3,500	141,695
Legrand SA (France)	2,357	224,073
Lockheed Martin Corp.	2,700	1,191,780
Manitowoc Co., Inc. (The) †	1,069	16,121
Mitsubishi Electric Corp. (Japan)	13,000	149,627
Moog, Inc. Class A	675	59,265
MRC Global, Inc. †	2,561	30,502
MYR Group, Inc. †	188	17,680
National Presto Industries, Inc.	216	16,621
Nordson Corp.	1,700	386,036
Northrop Grumman Corp.	4,136	1,849,702
O-I Glass, Inc. †	4,617	60,852
Otis Worldwide Corp.	8,885	683,701
Parker Hannifin Corp.	798	226,440
Raytheon Technologies Corp.	13,570	1,344,380
Republic Services, Inc.	7,800	1,033,500
Rheinmetall AG (Germany)	2,366	502,214
Ryerson Holding Corp.	821	28,751
Sandvik AB (Sweden)	22,710	482,142
Schneider Electric SE (France)	3,792	633,099
Shyft Group, Inc. (The)	428	15,455
Sight Sciences, Inc. †	1,111	12,843
Standard Motor Products, Inc.	400	17,256
Sturm Ruger & Co., Inc.	729	50,753
Terex Corp.	2,435	86,832
Textron, Inc.	8,900	661,982
Titan International, Inc. †	1,695	24,967
Titan Machinery, Inc. †	749	21,167
Toro Co. (The)	3,000	256,470
Toshiba Corp. (Japan)	1,300	49,329
Vinci SA (France)	1,247	127,490
Waste Connections, Inc.	3,151	440,195
Waste Management, Inc.	1,600	253,600
Watts Water Technologies, Inc. Class A	120	16,751
Zurn Water Solutions Corp.	2,591	91,721
		28,418,552
Communication services (1.3%)
American Tower Corp. R	7,337	1,843,201
AT&T, Inc.	94,260	2,227,364
Aviat Networks, Inc. †	617	18,985

Dynamic Asset Allocation Conservative Fund 23

COMMON STOCKS (49.3%)* cont.	Shares	Value
Communication services cont.
Cambium Networks Corp. †	1,245	$29,432
Charter Communications, Inc. Class A †	1,594	869,559
Cogeco Communications, Inc. (Canada)	5,741	475,206
Comcast Corp. Class A	40,512	1,896,772
Crown Castle International Corp. R	7,400	1,366,040
EchoStar Corp. Class A †	2,061	50,165
KDDI Corp. (Japan)	19,100	627,364
Koninklijke KPN NV (Netherlands)	95,913	333,107
Liberty Latin America, Ltd. Class C (Chile) †	6,417	61,539
Nippon Telegraph & Telephone Corp. (Japan)	16,700	485,250
Shenandoah Telecommunications Co.	866	20,420
SK Telecom Co., Ltd. (South Korea)	6,712	314,140
T-Mobile US, Inc. †	4,252	545,744
Telesat Corp. (Canada) †	867	14,306
Telstra Corp., Ltd. (Australia)	174,994	516,076
Verizon Communications, Inc.	32,132	1,636,804
		13,331,474
Conglomerates (0.3%)
3M Co.	1,653	246,099
AMETEK, Inc.	10,544	1,404,250
General Electric Co.	2,221	203,222
Mitsubishi Corp. (Japan)	21,900	825,150
SPX Corp. †	836	41,307
		2,720,028
Consumer cyclicals (7.8%)
Abercrombie & Fitch Co. Class A †	2,518	80,551
Amazon.com, Inc. †	4,197	13,682,010
Aramark	17,109	643,298
Aristocrat Leisure, Ltd. (Australia)	11,944	323,818
Arrowhead Pharmaceuticals, Inc. †	2,118	97,407
AutoZone, Inc. †	1,100	2,249,038
Beazer Homes USA, Inc. †	1,677	25,524
Berkeley Group Holdings PLC (The) (United Kingdom)	2,397	116,672
BJ’s Wholesale Club Holdings, Inc. †	14,710	994,543
Bluegreen Vacations Holding Corp. †	524	15,495
BlueLinx Holdings, Inc. †	435	31,268
Booking Holdings, Inc. †	345	810,215
Booz Allen Hamilton Holding Corp.	4,498	395,104
Boyd Gaming Corp. †	3,600	236,808
Brambles, Ltd. (Australia)	24,965	184,094
Caleres, Inc.	2,431	46,991
CIE Generale Des Etablissements Michelin SCA (France)	1,203	162,517
Cintas Corp.	655	278,630
CK Hutchison Holdings, Ltd. (Hong Kong)	118,500	868,802
CRA International, Inc.	199	16,768
Crocs, Inc. †	243	18,565
Daiwa House Industry Co., Ltd. (Japan)	13,800	360,535
Dillard’s, Inc. Class A	339	90,984
Dolby Laboratories, Inc. Class A	3,196	249,991

24 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (49.3%)* cont.	Shares	Value
Consumer cyclicals cont.
Entain PLC (United Kingdom) †	16,684	$357,847
Entravision Communications Corp. Class A	3,541	22,698
Equifax, Inc.	1,726	409,235
Ethan Allen Interiors, Inc.	695	18,119
Expedia Group, Inc. †	1,331	260,437
FactSet Research Systems, Inc.	642	278,724
FleetCor Technologies, Inc. †	992	247,068
Flutter Entertainment PLC (Ireland) †	3,787	438,334
Ford Motor Co.	124,104	2,098,599
GAN, Ltd. (United Kingdom) †	3,915	18,870
Gartner, Inc. †	4,900	1,457,554
General Motors Co. †	24,242	1,060,345
Genuine Parts Co.	4,100	516,682
GMS, Inc. †	1,008	50,168
Golden Entertainment, Inc. †	753	43,727
Goodyear Tire & Rubber Co. (The) †	5,776	82,539
Griffon Corp.	1,196	23,956
Group 1 Automotive, Inc.	101	16,951
Hermes International (France)	384	544,659
Hilton Worldwide Holdings, Inc. †	5,561	843,826
Home Depot, Inc. (The)	3,775	1,129,971
ICF International, Inc.	180	16,945
iHeartMedia, Inc. Class A †	4,779	90,467
Industria de Diseno Textil SA (Spain)	12,473	271,398
InterContinental Hotels Group PLC (United Kingdom) †	5,275	357,207
International Game Technology PLC	3,573	88,182
Interpublic Group of Cos., Inc. (The)	6,600	233,970
JD Sports Fashion PLC (United Kingdom)	201,349	389,912
JELD-WEN Holding, Inc. †	721	14,622
John Wiley & Sons, Inc. Class A	335	17,765
Kontoor Brands, Inc.	380	15,713
La Francaise des Jeux SAEM (France)	3,613	143,209
Laureate Education, Inc.	4,960	58,776
Liberty Media Corp.-SiriusXM Series A †	5,292	241,897
Live Nation Entertainment, Inc. †	5,978	703,252
LiveRamp Holdings, Inc. †	1,647	61,581
Lowe’s Cos., Inc.	1,074	217,152
Lululemon Athletica, Inc. (Canada) †	2,345	856,464
LVMH Moet Hennessy Louis Vuitton SA (France)	1,421	1,011,850
Macy’s, Inc.	5,334	129,936
MarineMax, Inc. †	385	15,500
Marriott International, Inc./MD Class A †	8,100	1,423,575
Masonite International Corp. †	262	23,302
Mastercard, Inc. Class A	5,996	2,142,850
MasterCraft Boat Holdings, Inc. †	517	12,723
Medifast, Inc.	91	15,541
Modine Manufacturing Co. †	1,115	10,046
Moncler SpA (Italy)	3,059	170,355
Movado Group, Inc.	450	17,573

Dynamic Asset Allocation Conservative Fund 25

COMMON STOCKS (49.3%)* cont.	Shares	Value
Consumer cyclicals cont.
NeoGames SA (Israel) †	521	$8,039
Network International Holdings PLC (United Arab Emirates) †	111,751	409,233
New York Times Co. (The) Class A	5,476	251,020
News Corp. Class A	10,897	241,369
Nike, Inc. Class B	6,983	939,632
Nintendo Co., Ltd. (Japan)	1,200	605,475
O’Reilly Automotive, Inc. †	5,627	3,854,270
Oxford Industries, Inc.	203	18,372
Pandora A/S (Denmark)	3,431	324,606
PayPal Holdings, Inc. †	6,628	766,528
Pitney Bowes, Inc.	9,687	50,372
Porsche Automobil Holding SE (Preference) (Germany)	4,491	435,087
PROG Holdings, Inc. †	625	17,981
Publicis Groupe SA (France)	14,406	875,114
PulteGroup, Inc.	20,651	865,277
QuinStreet, Inc. †	1,780	20,648
Quotient Technology, Inc. †	2,593	16,543
RE/MAX Holdings, Inc. Class A	554	15,362
Red Rock Resorts, Inc. Class A	2,288	111,105
Rivian Automotive, Inc. Class A †	5,100	256,224
Ross Stores, Inc.	2,800	253,288
Ryohin Keikaku Co., Ltd. (Japan)	2,300	26,823
Scholastic Corp.	426	17,159
Signet Jewelers, Ltd.	1,283	93,274
Skyline Champion Corp. †	1,387	76,119
Smith & Wesson Brands, Inc.	5,162	78,101
Sofina SA (Belgium)	192	69,628
Sonos, Inc. †	3,683	103,934
Sony Group Corp. (Japan)	15,900	1,641,055
SP Plus Corp. †	410	12,858
Stellantis NV (Italy)	34,333	555,590
Steven Madden, Ltd.	435	16,808
Tapestry, Inc.	6,200	230,330
Target Corp.	15,753	3,343,102
Terminix Global Holdings, Inc. †	5,400	246,402
Tesla, Inc. †	6,215	6,697,284
Thomson Reuters Corp. (Canada)	5,016	544,592
Tilly’s, Inc. Class A	1,583	14,817
TJX Cos., Inc. (The)	13,973	846,484
Toll Brothers, Inc.	4,989	234,583
Toyota Motor Corp. (Japan)	5,200	93,150
Travel + Leisure Co.	4,144	240,103
TRI Pointe Homes, Inc. †	3,879	77,890
TuSimple Holdings, Inc. Class A †	9,700	118,340
United Rentals, Inc. †	2,015	715,748
Universal Electronics, Inc. †	227	7,091
Universal Music Group NV (Netherlands)	58,296	1,547,619
Vail Resorts, Inc.	994	258,708
Vectrus, Inc. †	243	8,714

26 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (49.3%)* cont.	Shares	Value
Consumer cyclicals cont.
Vista Outdoor, Inc. †	2,041	$72,843
Visteon Corp. †	922	100,618
Volvo AB Class B (Sweden)	9,603	179,110
Walmart, Inc.	41,704	6,210,560
Walt Disney Co. (The) †	1,809	248,122
Wesfarmers, Ltd. (Australia)	16,140	606,453
World Fuel Services Corp.	2,432	65,761
Wyndham Hotels & Resorts, Inc.	3,600	304,884
Yamaha Motor Co., Ltd. (Japan)	21,300	477,354
		77,169,256
Consumer staples (3.2%)
ACCO Brands Corp.	2,869	22,952
Airbnb, Inc. Class A †	2,259	388,006
Asahi Group Holdings, Ltd. (Japan)	16,400	595,379
Bloomin’ Brands, Inc.	962	21,106
Cargurus, Inc. †	2,554	108,443
Carlsberg A/S Class B (Denmark)	1,181	144,193
Cars.com, Inc. †	1,957	28,240
ChannelAdvisor Corp. †	973	16,123
Chipotle Mexican Grill, Inc. †	429	678,691
Coca-Cola Co. (The)	39,800	2,467,600
Coca-Cola Consolidated, Inc.	123	61,113
Coca-Cola Europacific Partners PLC (United Kingdom)	14,866	722,636
Coca-Cola HBC AG (Italy)	7,136	148,814
Coles Group, Ltd. (Australia)	34,384	458,296
Colgate-Palmolive Co.	27,275	2,068,263
Copart, Inc. †	2,000	250,940
CoreCivic, Inc. †	3,768	42,089
Costco Wholesale Corp.	2,755	1,586,466
Diageo PLC (United Kingdom)	32,440	1,639,621
DoorDash, Inc. Class A †	2,100	246,099
Estee Lauder Cos., Inc. (The) Class A	2,297	625,519
EverQuote, Inc. Class A †	1,706	27,603
Ferguson PLC (United Kingdom)	3,870	525,314
G-III Apparel Group, Ltd. †	648	17,528
Heidrick & Struggles International, Inc.	558	22,086
Herc Holdings, Inc.	121	20,218
Hershey Co. (The)	1,194	258,656
Hostess Brands, Inc. †	2,474	54,280
Imperial Brands PLC (United Kingdom)	21,552	453,800
Ingles Markets, Inc. Class A	392	34,908
ITOCHU Corp. (Japan)	8,200	278,161
Itron, Inc. †	2,049	107,941
Jeronimo Martins SGPS SA (Portugal)	31,171	746,757
John B. Sanfilippo & Son, Inc.	212	17,689
Keurig Dr Pepper, Inc.	22,374	847,975
Kforce, Inc.	534	39,500
Koninklijke Ahold Delhaize NV (Netherlands)	18,526	595,541
Korn Ferry	1,545	100,332

Dynamic Asset Allocation Conservative Fund 27

COMMON STOCKS (49.3%)* cont.	Shares	Value
Consumer staples cont.
L’Oreal SA (France)	2,047	$819,344
ManpowerGroup, Inc.	3,100	291,152
McDonald’s Corp.	5,500	1,360,040
McDonald’s Holdings Co. (Japan), Ltd. (Japan)	6,000	249,907
Nestle SA (Switzerland)	4,996	648,585
Netflix, Inc. †	678	253,972
Nissin Food Products Co., Ltd. (Japan)	2,000	140,445
PepsiCo, Inc.	8,288	1,387,245
Perdoceo Education Corp. †	3,701	42,487
Philip Morris International, Inc.	27,200	2,555,168
Primo Water Corp.	3,869	55,133
Procter & Gamble Co. (The)	23,674	3,617,387
Recruit Holdings Co., Ltd. (Japan)	7,800	341,463
Resideo Technologies, Inc. †	683	16,276
Resources Connection, Inc.	603	10,335
Sally Beauty Holdings, Inc. †	5,011	78,322
Simply Good Foods Co. (The) †	1,556	59,050
Starbucks Corp.	8,500	773,245
Swedish Match AB (Sweden)	32,135	241,721
TriNet Group, Inc. †	1,087	106,917
TrueCar, Inc. †	4,569	18,048
Tyson Foods, Inc. Class A	3,245	290,849
Uber Technologies, Inc. †	33,720	1,203,130
Udemy, Inc. †	1,436	17,893
Ulta Beauty, Inc. †	600	238,932
United Natural Foods, Inc. †	1,950	80,633
USANA Health Sciences, Inc. †	206	16,367
Veritiv Corp. †	525	70,135
Wendy’s Co. (The)	11,716	257,401
Yakult Honsha Co., Ltd. (Japan)	4,200	224,174
		31,934,634
Energy (1.9%)
Antero Resources Corp. †	4,894	149,414
APA Corp.	7,554	312,207
BP PLC (United Kingdom)	122,471	598,520
California Resources Corp.	2,371	106,055
Cheniere Energy, Inc.	1,700	235,705
Chevron Corp.	10,200	1,660,866
ConocoPhillips	20,185	2,018,500
DCC PLC (Ireland)	4,308	333,891
Denbury, Inc. †	1,441	113,219
Enterprise Products Partners LP	19,539	504,302
EOG Resources, Inc.	2,853	340,163
Equinor ASA (Norway)	16,987	637,406
Exxon Mobil Corp.	33,775	2,789,477
Golar LNG, Ltd. (Norway) †	1,609	39,871
Halliburton Co.	23,000	871,010
Marathon Oil Corp.	11,447	287,434
Marathon Petroleum Corp.	7,146	610,983

28 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (49.3%)* cont.	Shares	Value
Energy cont.
NOW, Inc. †	7,790	$85,924
Oasis Petroleum, Inc.	1,851	270,801
Occidental Petroleum Corp.	4,000	226,960
Oceaneering International, Inc. †	4,849	73,511
Ovintiv, Inc.	3,426	185,244
Phillips 66	4,200	362,838
Schlumberger, Ltd.	5,700	235,467
Shell PLC (London Exchange) (United Kingdom)	83,002	2,277,887
Shell PLC (Euronext Amsterdan Exchange) (United Kingdom)	40,546	1,116,840
SM Energy Co.	2,834	110,384
SunCoke Energy, Inc.	3,278	29,207
Talos Energy, Inc. †	1,658	26,180
Targa Resources Corp.	12,500	943,375
Valero Energy Corp.	14,619	1,484,413
Warrior Met Coal, Inc.	830	30,801
		19,068,855
Financials (7.2%)
3i Group PLC (United Kingdom)	18,378	332,438
AIA Group, Ltd. (Hong Kong)	66,200	693,076
Alexander & Baldwin, Inc. R	1,137	26,367
Allianz SE (Germany)	3,492	833,870
Allstate Corp. (The)	1,800	249,318
Ally Financial, Inc.	25,100	1,091,348
American Campus Communities, Inc. R	4,461	249,682
American Equity Investment Life Holding Co.	691	27,578
American Financial Group, Inc.	1,787	260,223
American International Group, Inc.	18,137	1,138,459
Ameriprise Financial, Inc.	5,300	1,591,908
Ameris Bancorp	371	16,279
AMERISAFE, Inc.	345	17,136
Apartment Income REIT Corp. R	4,633	247,680
Apollo Global Management, Inc.	13,125	813,619
Apple Hospitality REIT, Inc. R	2,362	42,445
Arch Capital Group, Ltd. †	2,600	125,892
Argo Group International Holdings, Ltd. (Bermuda)	594	24,520
Armada Hoffler Properties, Inc. R	1,124	16,410
Associated Banc-Corp.	822	18,709
Assured Guaranty, Ltd.	17,130	1,090,496
Atlantic Union Bankshares Corp.	939	34,452
AvalonBay Communities, Inc. R	1,100	273,207
Aviva PLC (United Kingdom)	73,758	435,387
AXA SA (France)	41,498	1,211,904
Axis Capital Holdings, Ltd.	4,200	253,974
Banco Bilbao Vizcaya Argentaria SA (Spain)	98,491	563,149
Banco Latinoamericano de Comercio Exterior SA (Panama)	624	9,722
Banco Santander SA (Spain)	210,725	714,982
Bank Leumi Le-Israel BM (Israel)	52,393	562,442
Bank of America Corp.	57,940	2,388,287
Bank of Ireland Group PLC (Ireland) †	125,640	798,148

Dynamic Asset Allocation Conservative Fund 29

COMMON STOCKS (49.3%)* cont.	Shares	Value
Financials cont.
Banner Corp.	623	$36,464
Berkshire Hathaway, Inc. Class B †	1,958	690,998
BGC Partners, Inc. Class A	11,734	51,630
BlackRock, Inc.	319	243,770
Blackstone, Inc.	2,003	254,261
Blucora, Inc. †	1,114	21,779
BNP Paribas SA (France)	13,997	796,951
BOC Hong Kong Holdings, Ltd. (Hong Kong)	76,500	287,856
Boston Properties, Inc. R	6,258	806,030
BrightSpire Capital, Inc. R	1,901	17,584
Brixmor Property Group, Inc. R	9,815	253,325
Brookline Bancorp, Inc.	1,176	18,604
Byline Bancorp, Inc.	382	10,192
Capital One Financial Corp.	6,297	826,733
Carlyle Group, Inc. (The)	5,191	253,892
Cathay General Bancorp	2,051	91,782
CBRE Group, Inc. Class A †	11,100	1,015,872
Central Pacific Financial Corp.	599	16,712
Charles Schwab Corp. (The)	4,999	421,466
Chubb, Ltd.	1,201	256,894
Citigroup, Inc.	76,921	4,107,581
City Office REIT, Inc. (Canada) R	1,195	21,104
CK Asset Holdings, Ltd. (Hong Kong)	60,116	410,876
CNO Financial Group, Inc.	4,061	101,890
ConnectOne Bancorp, Inc.	550	17,606
Corporate Office Properties Trust R	672	19,179
Cowen, Inc. Class A	659	17,859
CubeSmart R	15,300	796,059
Cushman & Wakefield PLC †	4,446	91,187
Customers Bancorp, Inc. †	1,492	77,793
Dai-ichi Life Holdings, Inc. (Japan)	15,800	321,435
DBS Group Holdings, Ltd. (Singapore)	54,900	1,443,340
Deutsche Boerse AG (Germany)	5,364	963,582
Dexus (Australia) R	22,467	182,841
Discover Financial Services	2,082	229,416
Eagle Bancorp, Inc.	428	24,400
East West Bancorp, Inc.	6,100	482,022
EastGroup Properties, Inc. R	656	133,352
Employers Holdings, Inc.	462	18,951
Enterprise Financial Services Corp.	720	34,063
Equitable Holdings, Inc.	35,461	1,096,100
Equity Lifestyle Properties, Inc. R	3,400	260,032
Essent Group, Ltd.	2,499	102,984
Essential Properties Realty Trust, Inc. R	3,118	78,885
Evercore, Inc. Class A	2,169	241,453
Everest Re Group, Ltd.	800	241,104
Exor NV (Netherlands)	2,741	209,062
Extra Space Storage, Inc. R	1,200	246,720
Fidelity National Financial, Inc.	11,300	551,892

30 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (49.3%)* cont.	Shares	Value
Financials cont.
First BanCorp/Puerto Rico (Puerto Rico)	6,957	$91,276
First Busey Corp.	773	19,588
First Commonwealth Financial Corp.	1,200	18,192
First Financial Corp./IN	489	21,164
First Foundation, Inc.	713	17,319
First Industrial Realty Trust, Inc. R	4,104	254,079
Flushing Financial Corp.	423	9,454
Four Corners Property Trust, Inc. R	658	17,792
Fulton Financial Corp.	3,261	54,198
Gaming and Leisure Properties, Inc. R	27,134	1,273,399
Genworth Financial, Inc. Class A †	25,178	95,173
Gjensidige Forsikring ASA (Norway)	3,836	95,164
Goldman Sachs Group, Inc. (The)	12,880	4,251,689
Goodman Group (Australia) R	34,920	593,108
Granite Point Mortgage Trust, Inc. R	1,521	16,914
Great Southern Bancorp, Inc.	250	14,753
Hana Financial Group, Inc. (South Korea)	16,338	652,237
Hancock Whitney Corp.	2,065	107,690
Hanmi Financial Corp.	707	17,399
Heartland Financial USA, Inc.	621	29,702
Hilltop Holdings, Inc.	1,526	44,864
HomeStreet, Inc.	704	33,356
Hope Bancorp, Inc.	4,142	66,603
Horace Mann Educators Corp.	1,596	66,761
Horizon Bancorp, Inc./IN	879	16,411
Iida Group Holdings Co., Ltd. (Japan)	6,400	110,783
Independent Bank Corp./MI	439	9,658
Industrial Logistics Properties Trust R	2,454	55,632
International Bancshares Corp.	431	18,193
Investor AB Class B (Sweden)	24,022	521,662
Invitation Homes, Inc. R	6,100	245,098
Israel Discount Bank, Ltd. Class A (Israel)	35,476	220,428
Jones Lang LaSalle, Inc. †	2,400	574,704
JPMorgan Chase & Co.	51,247	6,985,991
Kennedy-Wilson Holdings, Inc.	981	23,927
KeyCorp	16,293	364,637
Lamar Advertising Co. Class A R	2,300	267,214
LendingClub Corp. †	3,617	57,076
Life Storage, Inc. R	5,300	744,279
Link REIT (The) (Hong Kong) R	5,500	46,879
London Stock Exchange Group PLC (United Kingdom)	4,496	469,723
LPL Financial Holdings, Inc.	1,249	228,167
Marsh & McLennan Cos., Inc.	1,539	262,276
Meta Financial Group, Inc.	1,344	73,812
MetLife, Inc.	32,200	2,263,016
MFA Financial, Inc. R	14,924	60,144
MGIC Investment Corp.	17,374	235,418
Midland States Bancorp, Inc.	446	12,872
Mitsubishi UFJ Financial Group, Inc. (Japan)	143,400	890,109

Dynamic Asset Allocation Conservative Fund 31

COMMON STOCKS (49.3%)* cont.	Shares	Value
Financials cont.
Mizrahi Tefahot Bank, Ltd. (Israel)	1,305	$50,764
Moelis & Co. Class A	382	17,935
Mr. Cooper Group, Inc. †	2,135	97,505
National Bank Holdings Corp. Class A	603	24,289
National Health Investors, Inc. R	333	19,650
National Storage Affiliates Trust R	1,763	110,646
Navient Corp.	5,127	87,364
NBT Bancorp, Inc.	783	28,290
New Residential Investment Corp. R	23,102	253,660
New York Mortgage Trust, Inc. R	4,836	17,651
Nicolet Bankshares, Inc. †	107	10,012
NN Group NV (Netherlands)	1,184	59,675
OceanFirst Financial Corp.	1,231	24,743
OFG Bancorp (Puerto Rico)	1,084	28,878
Old Republic International Corp.	9,235	238,909
OneMain Holdings, Inc.	5,136	243,498
Oportun Financial Corp. †	621	8,918
Orion Office REIT, Inc. † R	7,284	101,976
Outfront Media, Inc. R	3,944	112,128
Partners Group Holding AG (Switzerland)	434	539,187
PennyMac Financial Services, Inc.	1,471	78,257
Peoples Bancorp, Inc./OH	324	10,144
Piedmont Office Realty Trust, Inc. Class A R	3,307	56,947
Piper Sandler Cos.	305	40,031
PNC Financial Services Group, Inc. (The)	6,624	1,221,797
Popular, Inc. (Puerto Rico)	2,948	240,970
Preferred Bank	275	20,375
ProAssurance Corp.	878	23,601
Prologis, Inc. R	1,670	269,672
Prudential PLC (United Kingdom)	36,702	542,154
PS Business Parks, Inc. R	347	58,324
Public Storage R	800	312,224
QCR Holdings, Inc.	288	16,298
Radian Group, Inc.	869	19,300
Realogy Holdings Corp. †	4,681	73,398
Redwood Trust, Inc. R	5,017	52,829
Reinsurance Group of America, Inc.	2,347	256,903
Retail Opportunity Investments Corp. R	3,991	77,385
RMR Group, Inc. (The) Class A	364	11,320
RPT Realty R	2,303	31,712
S&T Bancorp, Inc.	330	9,761
Safety Insurance Group, Inc.	174	15,808
Sculptor Capital Management, Inc.	1,414	19,697
SEI Investments Co.	4,117	247,885
Selective Insurance Group, Inc.	234	20,910
Simon Property Group, Inc. R	2,067	271,935
SITE Centers Corp. R	1,171	19,567
SLM Corp.	16,400	301,104
Starwood Property Trust, Inc. R	10,041	242,691

32 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (49.3%)* cont.	Shares	Value
Financials cont.
State Street Corp.	5,810	$506,167
Stewart Information Services Corp.	773	46,852
Sumitomo Mitsui Financial Group, Inc. (Japan)	8,293	264,665
Sumitomo Realty & Development Co., Ltd. (Japan)	2,800	77,395
Sunstone Hotel Investors, Inc. † R	8,659	102,003
SVB Financial Group †	388	217,067
Synchrony Financial	6,342	220,765
Terreno Realty Corp. R	237	17,550
TPG RE Finance Trust, Inc. R	1,832	21,636
UBS Group AG (Switzerland)	40,104	783,512
UMB Financial Corp.	734	71,315
United Fire Group, Inc.	476	14,789
United Overseas Bank, Ltd. (Singapore)	24,900	584,056
Universal Insurance Holdings, Inc.	1,348	18,185
Unum Group	10,350	326,129
Urban Edge Properties R	1,027	19,616
Virtu Financial, Inc. Class A	6,900	256,818
Virtus Investment Partners, Inc.	225	53,998
Visa, Inc. Class A	8,376	1,857,546
W.R. Berkley Corp.	3,989	265,594
Washington Federal, Inc.	1,165	38,235
Wells Fargo & Co.	4,697	227,617
WesBanco, Inc.	1,079	37,074
Zurich Insurance Group AG (Switzerland)	444	218,905
		70,554,819
Government (—%)
Poste Italiane SpA (Italy)	8,084	91,706
		91,706
Health care (6.5%)
Abbott Laboratories	26,900	3,183,884
AbbVie, Inc.	25,554	4,142,559
Abcam PLC (United Kingdom) †	13,261	239,580
ABIOMED, Inc. †	836	276,917
Accuray, Inc. †	5,097	16,871
Agenus, Inc. †	21,166	52,068
Alector, Inc. †	4,345	61,916
Align Technology, Inc. †	447	194,892
Alkermes PLC †	3,168	83,350
Allakos, Inc. †	5,019	28,608
AmerisourceBergen Corp.	1,732	267,958
Amgen, Inc.	1,082	261,649
AMN Healthcare Services, Inc. †	1,044	108,921
AnaptysBio, Inc. †	607	15,017
AngioDynamics, Inc. †	810	17,447
Anthem, Inc.	3,589	1,762,989
Arbutus Biopharma Corp. †	5,595	16,673
Arvinas, Inc. †	138	9,287
AstraZeneca PLC (United Kingdom)	8,970	1,189,522
AstraZeneca PLC ADR (United Kingdom)	18,374	1,218,931

Dynamic Asset Allocation Conservative Fund 33

COMMON STOCKS (49.3%)* cont.	Shares	Value
Health care cont.
AtriCure, Inc. †	459	$30,143
Avanos Medical, Inc. †	605	20,268
Baxter International, Inc.	3,141	243,553
Bio-Rad Laboratories, Inc. Class A †	391	220,223
BioCryst Pharmaceuticals, Inc. †	1,665	27,073
Bluebird Bio, Inc. †	10,238	49,654
Boston Scientific Corp. †	5,682	251,656
Bristol-Myers Squibb Co.	10,709	782,078
Brookdale Senior Living, Inc. †	3,525	24,851
Cara Therapeutics, Inc. †	3,237	39,330
Cardinal Health, Inc.	4,643	263,258
Chimerix, Inc. †	3,077	14,093
Chinook Therapeutics, Inc. †	1,321	21,612
Cigna Corp.	1,077	258,060
Computer Programs and Systems, Inc. †	619	21,325
Crinetics Pharmaceuticals, Inc. †	1,007	22,104
CVS Health Corp.	2,357	238,552
Danaher Corp.	6,266	1,838,005
DexCom, Inc. †	1,763	901,951
Eagle Pharmaceuticals, Inc./DE †	354	17,519
Edwards Lifesciences Corp. †	13,574	1,597,931
Eli Lilly and Co.	6,258	1,792,103
Enanta Pharmaceuticals, Inc. †	1,047	74,525
Eurofins Scientific (Luxembourg)	2,925	289,963
Exelixis, Inc. †	11,400	258,438
FibroGen, Inc. †	4,669	56,121
Fisher & Paykel Healthcare Corp., Ltd. (New Zealand)	4,318	72,557
Fulgent Genetics, Inc. †	1,386	86,500
Getinge AB Class B (Sweden)	6,471	257,578
Glaukos Corp. †	449	25,961
GlaxoSmithKline PLC (United Kingdom)	24,255	523,033
HCA Healthcare, Inc.	4,302	1,078,167
Hologic, Inc. †	7,500	576,150
ICON PLC (Ireland) †	2,259	549,434
IDEXX Laboratories, Inc. †	1,511	826,608
IGM Biosciences, Inc. †	480	12,830
Illumina, Inc. †	736	257,158
ImmunityBio, Inc. †	6,969	39,096
ImmunoGen, Inc. †	8,349	39,741
Inari Medical, Inc. †	232	21,028
Incyte Corp. †	3,564	283,053
Inspire Medical Systems, Inc. †	548	140,666
Integer Holdings Corp. †	222	17,887
Intercept Pharmaceuticals, Inc. †	1,150	18,711
Intuitive Surgical, Inc. †	2,646	798,245
Ipsen SA (France)	1,202	150,152
IQVIA Holdings, Inc. †	9,085	2,100,543
iTeos Therapeutics, Inc. †	1,543	49,654
Johnson & Johnson	9,132	1,618,464

34 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (49.3%)* cont.	Shares	Value
Health care cont.
Jounce Therapeutics, Inc. †	2,005	$13,614
Laboratory Corp. of America Holdings †	1,500	395,490
LivaNova PLC (United Kingdom) †	232	18,985
Lonza Group AG (Switzerland)	1,802	1,305,519
MacroGenics, Inc. †	1,984	17,479
Masimo Corp. †	1,600	232,864
McKesson Corp.	9,195	2,814,865
Medpace Holdings, Inc. †	113	18,486
Medtronic PLC	14,000	1,553,300
Merck & Co., Inc.	66,619	5,466,089
Merck KGaA (Germany)	6,404	1,341,182
Meridian Bioscience, Inc. †	2,033	52,777
Merit Medical Systems, Inc. †	260	17,295
Moderna, Inc. †	5,500	947,430
Molina Healthcare, Inc. †	2,400	800,616
Natus Medical, Inc. †	786	20,656
NextGen Healthcare, Inc. †	1,915	40,043
NGM Biopharmaceuticals, Inc. †	1,386	21,137
Novartis AG (Switzerland)	12,362	1,084,165
Novavax, Inc. †	3,000	220,950
Novo Nordisk A/S Class B (Denmark)	9,756	1,080,445
Ono Pharmaceutical Co., Ltd. (Japan)	4,900	123,061
Option Care Health, Inc. †	3,029	86,508
Ortho Clinical Diagnostics Holdings PLC †	2,710	50,569
Orthofix Medical, Inc. (Netherlands) †	651	21,288
Pfizer, Inc.	27,303	1,413,476
Precision BioSciences, Inc. †	3,026	9,320
Prothena Corp. PLC (Ireland) †	476	17,407
Quidel Corp. †	2,200	247,412
Radius Health, Inc. †	3,423	30,225
RAPT Therapeutics, Inc. †	419	9,214
Regeneron Pharmaceuticals, Inc. †	3,148	2,198,626
Relay Therapeutics, Inc. †	2,441	73,059
Roche Holding AG (Switzerland)	3,594	1,421,338
Sabra Health Care REIT, Inc. R	1,376	20,489
Sanofi (France)	6,307	643,215
Sartorius Stedim Biotech (France)	561	229,924
Schrodinger, Inc. †	774	26,409
Select Medical Holdings Corp.	2,736	65,637
Seres Therapeutics, Inc. †	7,639	54,390
Service Corp. International	3,800	250,116
Sonic Healthcare, Ltd. (Australia)	20,446	538,386
STAAR Surgical Co. †	1,243	99,328
Surmodics, Inc. †	276	12,511
Teleflex, Inc.	765	271,445
Tenet Healthcare Corp. †	1,592	136,848
Theravance Biopharma, Inc. (Cayman Islands) †	4,123	39,416
Thermo Fisher Scientific, Inc.	2,066	1,220,283
Tivity Health, Inc. †	897	28,856

Dynamic Asset Allocation Conservative Fund 35

COMMON STOCKS (49.3%)* cont.	Shares	Value
Health care cont.
Travere Therapeutics, Inc. †	2,011	$51,823
UnitedHealth Group, Inc.	4,011	2,045,490
Vanda Pharmaceuticals, Inc. †	1,549	17,519
Ventyx Biosciences, Inc. †	613	8,318
Vertex Pharmaceuticals, Inc. †	10,500	2,740,185
Veru, Inc. †	3,380	16,325
Vir Biotechnology, Inc. †	3,519	90,509
Xencor, Inc. †	958	25,559
		63,844,515
Technology (13.6%)
A10 Networks, Inc.	4,193	58,492
Accenture PLC Class A	17,333	5,845,208
Adobe, Inc. †	8,850	4,032,237
Advanced Micro Devices, Inc. †	9,489	1,037,527
Agilent Technologies, Inc.	6,900	913,077
Agilysys, Inc. †	464	18,504
Alpha & Omega Semiconductor, Ltd. †	1,783	97,441
Alphabet, Inc. Class A †	4,133	11,495,320
Alphabet, Inc. Class C †	1,559	4,354,271
Altair Engineering, Inc. Class A †	287	18,483
Ambarella, Inc. †	203	21,299
American Software, Inc./GA Class A	809	16,860
Appian Corp. †	1,002	60,942
Apple, Inc.	142,458	24,874,591
Applied Materials, Inc.	6,700	883,060
ASML Holding NV (Netherlands)	1,249	833,082
Atlassian Corp PLC Class A (Australia) †	4,400	1,292,852
Autodesk, Inc. †	1,200	257,220
Avid Technology, Inc. †	1,665	58,059
Axcelis Technologies, Inc. †	1,477	111,558
Benefitfocus, Inc. †	975	12,305
Blackbaud, Inc. †	279	16,704
Brightcove, Inc. †	1,270	9,906
Cadence Design Systems, Inc. †	17,797	2,926,895
Capgemini SE (France)	5,659	1,258,807
CEVA, Inc. †	678	27,561
Ciena Corp. †	4,204	254,889
Cirrus Logic, Inc. †	2,905	246,315
Cisco Systems, Inc./Delaware	47,400	2,643,024
CommVault Systems, Inc. †	1,474	97,800
CSG Systems International, Inc.	687	43,673
Digi International, Inc. †	538	11,578
DocuSign, Inc. †	6,000	642,720
Domo, Inc. Class B †	1,941	98,156
Donnelley Financial Solutions, Inc. †	1,250	41,575
Dropbox, Inc. Class A †	10,963	254,890
eBay, Inc.	4,173	238,946
Electronic Arts, Inc.	2,000	253,020
Extreme Networks, Inc. †	7,626	93,113

36 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (49.3%)* cont.	Shares	Value
Technology cont.
Fidelity National Information Services, Inc.	9,850	$989,137
Fortinet, Inc. †	700	239,218
Garmin, Ltd.	3,200	379,552
GoDaddy, Inc. Class A †	2,900	242,730
HealthStream, Inc. †	691	13,765
Hoya Corp. (Japan)	10,800	1,232,407
Intapp, Inc. †	1,202	28,860
Intel Corp.	5,010	248,296
Intuit, Inc.	9,916	4,768,009
KLA Corp.	664	243,064
Knowles Corp. †	2,963	63,793
Lam Research Corp.	500	268,805
Lattice Semiconductor Corp. †	1,484	90,450
MACOM Technology Solutions Holdings, Inc. †	1,717	102,797
Manhattan Associates, Inc. †	2,700	374,517
Marvell Technology, Inc.	12,969	930,007
MaxLinear, Inc. Class A †	1,725	100,654
Meta Platforms, Inc. Class A †	12,263	2,726,800
Microsoft Corp.	69,559	21,445,588
Mimecast, Ltd. †	1,397	111,145
Minebea Mitsumi, Inc. (Japan)	8,600	187,341
Monolithic Power Systems, Inc.	460	223,413
NetScout Systems, Inc. †	612	19,633
Nomura Research Institute, Ltd. (Japan)	12,700	415,357
NTT Data Corp. (Japan)	12,800	251,055
Nutanix, Inc. Class A †	9,100	244,062
NVIDIA Corp.	34,450	9,400,027
NXP Semiconductors NV	2,427	449,189
Omron Corp. (Japan)	3,200	213,353
OneSpan, Inc. †	880	12,707
Oracle Corp.	9,417	779,068
Oracle Corp. Japan (Japan)	4,800	333,339
Outbrain, Inc. †	1,462	15,687
Palo Alto Networks, Inc. †	2,780	1,730,578
Pinterest, Inc. Class A †	45,700	1,124,677
PlayAGS, Inc. †	940	6,270
Pure Storage, Inc. Class A †	7,000	247,170
Qualcomm, Inc.	32,194	4,919,887
Qualys, Inc. †	490	69,781
Renesas Electronics Corp. (Japan) †	62,900	727,827
Roku, Inc. †	1,867	233,879
Roper Technologies, Inc.	549	259,254
Sage Group PLC (The) (United Kingdom)	37,888	347,445
salesforce.com, Inc. †	4,108	872,211
SCSK Corp. (Japan)	5,100	87,397
Semtech Corp. †	1,482	102,762
ServiceNow, Inc. †	1,450	807,491
Shimadzu Corp. (Japan)	8,900	306,469
Snowflake, Inc. Class A †	8,150	1,867,410

Dynamic Asset Allocation Conservative Fund 37

COMMON STOCKS (49.3%)* cont.	Shares	Value
Technology cont.
Sprout Social, Inc. Class A †	1,537	$123,144
Square Enix Holdings Co., Ltd. (Japan)	6,600	292,163
SS&C Technologies Holdings, Inc.	3,231	242,390
Super Micro Computer, Inc. †	436	16,599
Synaptics, Inc. †	425	84,788
Synopsys, Inc. †	6,700	2,232,909
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	22,000	454,838
Tata Consultancy Services, Ltd. (India)	7,204	354,291
Telefonaktiebolaget LM Ericsson Class B (Sweden)	66,360	607,193
Texas Instruments, Inc.	2,756	505,671
Thales SA (France)	7,181	906,780
Tokyo Electron, Ltd. (Japan)	400	205,390
Viavi Solutions, Inc. †	1,160	18,653
Vishay Intertechnology, Inc.	893	17,503
Vontier Corp.	16,111	409,058
Workday, Inc. Class A †	1,100	263,406
Xperi Holding Corp.	3,619	62,681
Zebra Technologies Corp. Class A †	1,316	544,429
Ziff Davis, Inc. †	170	16,453
		133,664,632
Transportation (1.0%)
A.P. Moeller-Maersck A/S Class B (Denmark)	56	168,792
ArcBest Corp.	806	64,883
Arlo Technologies, Inc. †	2,265	20,068
Covenant Logistics Group, Inc.	595	12,810
CSX Corp.	60,200	2,254,490
Deutsche Post AG (Germany)	26,276	1,261,735
Dorian LPG, Ltd.	1,681	24,358
Hub Group, Inc. Class A †	725	55,977
Matson, Inc.	1,043	125,807
Nippon Express Holdings, Inc. (Japan)	1,800	123,728
Nippon Yusen KK (Japan)	5,000	436,963
Ryder System, Inc.	2,953	234,261
Safe Bulkers, Inc. (Monaco)	5,083	24,195
Saia, Inc. †	434	105,818
SFL Corp., Ltd. (Norway)	4,482	45,627
SG Holdings Co., Ltd. (Japan)	2,900	54,653
SkyWest, Inc. †	1,318	38,024
Southwest Airlines Co. †	21,707	994,181
Teekay Corp. (Bermuda) †	3,212	10,182
Union Pacific Corp.	10,805	2,952,034
United Parcel Service, Inc. Class B	1,200	257,352
Yamato Holdings Co., Ltd. (Japan)	8,900	166,611
		9,432,549
Utilities and power (1.4%)
AES Corp. (The)	42,100	1,083,233
ALLETE, Inc.	847	56,732
Ameren Corp.	8,175	766,488
American Electric Power Co., Inc.	25,430	2,537,151

38 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (49.3%)* cont.	Shares	Value
Utilities and power cont.
California Water Service Group	840	$49,795
Constellation Energy Corp.	11,715	658,969
DTE Energy Co.	2,092	276,583
Duke Energy Corp.	2,429	271,222
E.ON SE (Germany)	10,929	127,101
Edison International	4,042	283,344
Enel SpA (Italy)	14,423	96,317
Eversource Energy	2,900	255,751
Exelon Corp.	26,499	1,262,147
FirstEnergy Corp.	6,400	293,504
Fortum OYJ (Finland)	29,425	534,162
Kinder Morgan, Inc.	40,800	771,528
New Jersey Resources Corp.	539	24,719
NiSource, Inc.	8,000	254,400
Northwest Natural Holding Co.	567	29,325
NRG Energy, Inc.	35,662	1,367,994
Osaka Gas Co., Ltd. (Japan)	9,000	154,512
Otter Tail Corp.	428	26,750
PNM Resources, Inc.	2,363	112,644
Portland General Electric Co.	1,575	86,861
PPL Corp.	4,500	128,520
SJW Group	475	33,051
Southern Co. (The)	13,158	954,087
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	2,297	2,940
Tokyo Gas Co., Ltd. (Japan)	16,400	300,421
Vistra Corp.	11,100	258,075
WEC Energy Group, Inc.	2,500	249,525
Xcel Energy, Inc.	3,656	263,854
		13,571,705
Total common stocks (cost $349,469,647)		$485,096,949

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (42.4%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (4.2%)
Government National Mortgage Association Pass-Through Certificates
6.00%, with due dates from 12/20/48 to 4/20/49	$441,887	$488,895
5.00%, 5/20/49	15,268	16,166
4.70%, with due dates from 5/20/67 to 8/20/67	124,813	128,069
4.65%, 6/20/67	62,979	64,710
4.50%, 5/20/49	21,564	22,502
4.499%, 3/20/67	68,207	70,299
3.00%, TBA, 4/1/52	16,000,000	15,815,053
3.00%, with due dates from 8/20/49 to 4/20/51	24,770,004	24,567,799
		41,173,493
U.S. Government Agency Mortgage Obligations (38.2%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4.00%, 9/1/45	165,263	171,504
3.00%, with due dates from 2/1/47 to 1/1/48	9,060,808	8,965,012
2.50%, with due dates from 8/1/50 to 8/1/51	4,474,790	4,286,685

Dynamic Asset Allocation Conservative Fund 39

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (42.4%)* cont.	Principal amount	Value
U.S. Government Agency Mortgage Obligations cont.
Federal National Mortgage Association Pass-Through Certificates
4.00%, 1/1/57	$443,121	$460,513
4.00%, with due dates from 6/1/48 to 4/1/49	6,882,720	7,043,753
3.50%, 6/1/56	507,492	517,448
3.00%, with due dates from 4/1/46 to 11/1/48	9,316,566	9,245,146
2.50%, with due dates from 7/1/50 to 8/1/51	31,406,416	30,083,163
Uniform Mortgage-Backed Securities
6.00%, TBA, 4/1/52	4,000,000	4,267,952
4.50%, TBA, 5/1/52	1,000,000	1,033,282
4.50%, TBA, 4/1/52	1,000,000	1,037,344
4.00%, TBA, 5/1/52	24,000,000	24,403,138
4.00%, TBA, 4/1/52	22,000,000	22,452,043
3.50%, TBA, 5/1/52	51,000,000	50,900,392
3.50%, TBA, 4/1/52	54,000,000	54,097,032
3.00%, TBA, 6/1/52	11,000,000	10,714,257
3.00%, TBA, 5/1/52	14,000,000	13,665,313
3.00%, TBA, 4/1/52	32,000,000	31,307,501
2.50%, TBA, 5/1/52	31,000,000	29,520,234
2.50%, TBA, 4/1/52	31,000,000	29,580,783
2.50%, TBA, 4/1/37	32,000,000	31,612,515
2.00%, TBA, 4/1/52	12,000,000	11,137,687
		376,502,697
Total U.S. government and agency mortgage obligations (cost $426,321,471)		$417,676,190

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value
U.S. Treasury Bonds 2.50%, 2/15/45 [i]	$10,000	$9,772
U.S. Treasury Notes 2.75%, 2/15/24 [i]	104,000	105,172
Total U.S. treasury obligations (cost $114,944)		$114,944

CORPORATE BONDS AND NOTES (23.2%)*	Principal amount	Value
Basic materials (1.0%)
ArcelorMittal SA sr. unsec. unsub. notes 7.00%, 10/15/39 (France)	$120,000	$141,600
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes 4.50%, 11/15/26	35,000	34,764
Beacon Roofing Supply, Inc. 144A sr. unsec. unsub. notes 4.125%, 5/15/29	40,000	36,952
Big River Steel, LLC/BRS Finance Corp. 144A sr. notes 6.625%, 1/31/29	84,000	88,134
Boise Cascade Co. 144A company guaranty sr. unsec. notes 4.875%, 7/1/30	75,000	72,829
Builders FirstSource, Inc. 144A company guaranty sr. unsec. bonds 4.25%, 2/1/32	50,000	46,563
Builders FirstSource, Inc. 144A sr. notes 6.75%, 6/1/27	65,000	67,438
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	105,000	104,067
Celanese US Holdings, LLC company guaranty sr. unsec. notes 1.40%, 8/5/26 (Germany)	255,000	229,651
CF Industries, Inc. company guaranty sr. unsec. bonds 4.95%, 6/1/43	879,000	942,728

40 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (23.2%)* cont.		Principal amount	Value
Basic materials cont.
Coeur Mining, Inc. 144A company guaranty sr. unsec. notes 5.125%, 2/15/29		$75,000	$65,115
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 6.75%, 12/1/27		155,000	156,953
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 4.875%, 7/15/24		40,000	39,600
CP Atlas Buyer, Inc. 144A sr. unsec. notes 7.00%, 12/1/28		45,000	38,369
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 6.875%, 3/1/26 (Canada)		200,000	205,570
Freeport-McMoRan, Inc. company guaranty sr. unsec. bonds 4.625%, 8/1/30 (Indonesia)		50,000	51,125
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes 4.375%, 8/1/28 (Indonesia)		115,000	115,532
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub. notes 5.45%, 3/15/43 (Indonesia)		65,000	72,790
GCP Applied Technologies, Inc. 144A sr. unsec. notes 5.50%, 4/15/26		215,000	217,688
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 2.50%, 9/1/30		744,000	665,763
Graphic Packaging International, LLC 144A company guaranty sr. unsec. notes 3.75%, 2/1/30		65,000	59,475
Graphic Packaging International, LLC 144A company guaranty sr. unsec. notes 3.50%, 3/1/29		65,000	59,800
Huntsman International, LLC sr. unsec. bonds 2.95%, 6/15/31		200,000	184,958
Huntsman International, LLC sr. unsec. notes 4.50%, 5/1/29		266,000	274,598
Ingevity Corp. 144A company guaranty sr. unsec. notes 3.875%, 11/1/28		85,000	76,394
Intelligent Packaging Holdco Issuer LP 144A sr. unsec. notes 9.00%, 1/15/26 (Canada) ‡‡		65,000	64,350
Intelligent Packaging, Ltd., Finco, Inc./Intelligent Packaging, Ltd. Co-Issuer, LLC 144A sr. notes 6.00%, 9/15/28 (Canada)		85,000	83,725
International Flavors & Fragrances, Inc. sr. unsec. notes 4.45%, 9/26/28		362,000	375,428
International Flavors & Fragrances, Inc. 144A company guaranty sr. unsec. notes 3.468%, 12/1/50		78,000	68,802
International Flavors & Fragrances, Inc. 144A sr. unsec. notes 2.30%, 11/1/30		137,000	122,295
Kleopatra Holdings 2 SCA company guaranty sr. unsec. notes Ser. REGS, 6.50%, 9/1/26 (Luxembourg)	EUR	100,000	82,733
Louisiana-Pacific Corp. 144A sr. unsec. notes 3.625%, 3/15/29		$100,000	92,523
LSF11 A5 HoldCo, LLC 144A sr. unsec. notes 6.625%, 10/15/29		120,000	111,642
Mauser Packaging Solutions Holding Co. 144A sr. notes 8.50%, 4/15/24		35,000	35,613
Mauser Packaging Solutions Holding Co. 144A sr. notes 5.50%, 4/15/24		25,000	24,901
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)		105,000	105,788
Mercer International, Inc. sr. unsec. notes 5.125%, 2/1/29 (Canada)		85,000	82,025
Novelis Corp. 144A company guaranty sr. unsec. bonds 3.875%, 8/15/31		20,000	18,293
Novelis Corp. 144A company guaranty sr. unsec. notes 4.75%, 1/30/30		70,000	67,961

Dynamic Asset Allocation Conservative Fund 41

CORPORATE BONDS AND NOTES (23.2%)* cont.	Principal amount	Value
Basic materials cont.
Novelis Corp. 144A company guaranty sr. unsec. notes 3.25%, 11/15/26	$20,000	$19,106
Nufarm Australia, Ltd./Nufarm Americas, Inc. 144A sr. unsec. notes 5.00%, 1/27/30 (Australia)	25,000	24,629
Nutrien, Ltd. sr. unsec. bonds 5.25%, 1/15/45 (Canada)	115,000	131,907
Nutrien, Ltd. sr. unsec. bonds 4.125%, 3/15/35 (Canada)	520,000	525,952
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%, 4/1/29 (Canada)	122,000	127,485
Olympus Water US Holding Corp. 144A sr. unsec. notes 6.25%, 10/1/29	200,000	177,000
Pactiv Evergreen Group Issuer, LLC/Pactiv Evergreen Group Issuer, Inc. 144A sr. notes 4.375%, 10/15/28	20,000	18,376
PMHC II, Inc. 144A sr. unsec. notes 9.00%, 2/15/30	120,000	105,600
SCIH Salt Holdings, Inc. 144A sr. notes 4.875%, 5/1/28	145,000	136,663
SCIH Salt Holdings, Inc. 144A sr. unsec. notes 6.625%, 5/1/29	50,000	44,883
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	455,000	456,011
Sherwin-Williams Co. (The) sr. unsec. unsub. notes 2.75%, 6/1/22	11,000	11,015
Sylvamo Corp. 144A company guaranty sr. unsec. notes 7.00%, 9/1/29	150,000	147,000
Taseko Mines, Ltd. 144A company guaranty sr. notes 7.00%, 2/15/26 (Canada)	95,000	97,826
TMS International Holding Corp. 144A sr. unsec. notes 6.25%, 4/15/29	125,000	118,750
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 144A company guaranty sr. unsec. notes 5.125%, 4/1/29 (Luxembourg)	125,000	115,341
Tronox, Inc. 144A company guaranty sr. unsec. notes 4.625%, 3/15/29	185,000	173,206
Univar Solutions USA, Inc. 144A company guaranty sr. unsec. notes 5.125%, 12/1/27	120,000	119,885
Westlake Corp. sr. unsec. bonds 3.125%, 8/15/51	1,094,000	899,257
Westlake Corp. sr. unsec. bonds 2.875%, 8/15/41	546,000	456,651
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 8.20%, 1/15/30	515,000	661,115
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 7.95%, 2/15/31	110,000	140,986
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	25,000	31,871
WR Grace Holdings, LLC 144A company guaranty sr. notes 5.625%, 10/1/24	90,000	91,188
WR Grace Holdings, LLC 144A company guaranty sr. notes 4.875%, 6/15/27	70,000	68,492
WR Grace Holdings, LLC 144A sr. unsec. notes 5.625%, 8/15/29	90,000	84,159
		10,368,889
Capital goods (1.1%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 1/30/31	55,000	49,893
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes 4.75%, 10/1/27	150,000	147,563
Amsted Industries, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 7/1/27	70,000	70,175
Amsted Industries, Inc. 144A sr. unsec. bonds 4.625%, 5/15/30	75,000	71,080

42 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (23.2%)* cont.	Principal amount	Value
Capital goods cont.
ARD Finance SA 144A sr. notes Ser. REGS, 6.50%, 6/30/27 (Luxembourg) ‡‡	$200,000	$182,875
Berry Global, Inc. 144A company guaranty sr. notes 1.65%, 1/15/27	167,000	152,118
Berry Global, Inc. 144A company guaranty sr. notes 1.57%, 1/15/26	749,000	697,752
Boeing Co. (The) sr. unsec. bonds 5.93%, 5/1/60	564,000	651,186
Bombardier, Inc. 144A sr. unsec. notes 7.875%, 4/15/27 (Canada)	155,000	151,763
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 12/1/24 (Canada)	8,000	8,260
Bombardier, Inc. 144A sr. unsec. notes 7.125%, 6/15/26 (Canada)	65,000	63,700
Bombardier, Inc. 144A sr. unsec. notes 6.00%, 2/15/28 (Canada)	40,000	37,490
Clarios Global LP 144A company guaranty sr. notes 6.75%, 5/15/25	63,000	65,238
Covanta Holding Corp. 144A company guaranty sr. unsec. notes 4.875%, 12/1/29	80,000	76,376
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds 7.375%, 12/15/26	65,000	73,349
Deere & Co. sr. unsec. unsub. notes 2.60%, 6/8/22	570,000	570,726
General Dynamics Corp. company guaranty sr. unsec. unsub. notes 2.25%, 11/15/22	160,000	160,855
GFL Environmental, Inc. 144A company guaranty sr. notes 3.50%, 9/1/28 (Canada)	75,000	69,938
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 (Canada)	30,000	28,350
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.00%, 8/1/28 (Canada)	25,000	23,000
GFL Environmental, Inc. 144A sr. notes 5.125%, 12/15/26 (Canada)	100,000	100,850
Granite US Holdings Corp. 144A company guaranty sr. unsec. notes 11.00%, 10/1/27	100,000	105,500
Great Lakes Dredge & Dock Corp. 144A company guaranty sr. unsec. notes 5.25%, 6/1/29	70,000	66,850
Honeywell International, Inc. sr. unsec. bonds 3.812%, 11/21/47	255,000	274,580
Howmet Aerospace, Inc. sr. unsec. unsub. notes 3.00%, 1/15/29	325,000	296,766
Husky III Holding, Ltd. 144A sr. unsec. notes 13.00%, 2/15/25 (Canada) ‡‡	130,000	135,200
Johnson Controls International PLC sr. unsec. bonds 4.95%, 7/2/64	405,000	429,647
Johnson Controls International PLC sr. unsec. unsub. bonds 4.50%, 2/15/47	190,000	199,772
L3Harris Technologies, Inc. sr. unsec. bonds 1.80%, 1/15/31	170,000	147,709
L3Harris Technologies, Inc. sr. unsec. notes 3.85%, 12/15/26	357,000	363,954
L3Harris Technologies, Inc. sr. unsec. sub. notes 4.40%, 6/15/28	312,000	324,462
Madison IAQ, LLC 144A sr. notes 4.125%, 6/30/28	55,000	50,690
Madison IAQ, LLC 144A sr. unsec. notes 5.875%, 6/30/29	135,000	121,163
MajorDrive Holdings IV, LLC 144A sr. unsec. notes 6.375%, 6/1/29	170,000	150,450
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	860,000	860,039
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	140,000	142,765
OT Merger Corp. 144A sr. unsec. notes 7.875%, 10/15/29	160,000	138,400
Otis Worldwide Corp. sr. unsec. notes 2.565%, 2/15/30	235,000	219,629
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A company guaranty sr. unsec. notes 8.50%, 5/15/27	105,000	108,938
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes 6.625%, 4/15/27	140,000	117,250
PM General Purchaser, LLC 144A sr. notes 9.50%, 10/1/28	90,000	88,437

Dynamic Asset Allocation Conservative Fund 43

CORPORATE BONDS AND NOTES (23.2%)* cont.	Principal amount	Value
Capital goods cont.
Raytheon Technologies Corp. sr. unsec. bonds 4.875%, 10/15/40	$195,000	$216,018
Raytheon Technologies Corp. sr. unsec. unsub. notes 4.125%, 11/16/28	745,000	778,750
Roller Bearing Co. of America, Inc. 144A sr. notes 4.375%, 10/15/29	35,000	32,638
Sensata Technologies BV 144A company guaranty sr. unsec. notes 4.00%, 4/15/29	110,000	104,225
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	225,000	218,499
Stevens Holding Co., Inc. 144A company guaranty sr. unsec. notes 6.125%, 10/1/26	145,000	149,746
Terex Corp. 144A company guaranty sr. unsec. notes 5.00%, 5/15/29	55,000	52,716
Titan Acquisition, Ltd./Titan Co-Borrower, LLC 144A sr. unsec. notes 7.75%, 4/15/26 (Canada)	15,000	14,905
TransDigm, Inc. company guaranty sr. unsec. sub. notes 6.375%, 6/15/26	75,000	75,677
TransDigm, Inc. company guaranty sr. unsec. sub. notes 5.50%, 11/15/27	135,000	133,988
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.875%, 5/1/29	110,000	103,100
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.625%, 1/15/29	70,000	65,448
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26	235,000	241,260
Vertiv Group Corp. 144A company guaranty sr. notes 4.125%, 11/15/28	55,000	50,194
Waste Connections, Inc. sr. unsec. bonds 3.20%, 6/1/32	58,000	56,593
Waste Connections, Inc. sr. unsec. sub. bonds 3.50%, 5/1/29	430,000	431,358
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%, 2/15/26	195,000	184,291
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub. notes 7.25%, 6/15/28	100,000	106,214
		10,810,358
Communication services (2.7%)
American Tower Corp. sr. unsec. bonds 2.70%, 4/15/31 R	1,083,000	979,468
American Tower Corp. sr. unsec. notes 2.90%, 1/15/30 R	339,000	314,567
American Tower Corp. sr. unsec. sub. notes 2.75%, 1/15/27 R	735,000	703,789
AT&T, Inc. sr. unsec. bonds 3.55%, 9/15/55	1,914,000	1,688,083
AT&T, Inc. sr. unsec. unsub. bonds 2.55%, 12/1/33	2,419,000	2,149,147
AT&T, Inc. sr. unsec. unsub. bonds 2.25%, 2/1/32	91,000	80,691
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	567,000	615,809
CCO Holdings, LLC/CCO Holdings Capital Corp. sr. unsec. bonds 4.50%, 5/1/32	70,000	64,029
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company guaranty sr. unsec. bonds 5.50%, 5/1/26	70,000	70,983
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 5.375%, 6/1/29	875,000	875,000
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 4.75%, 3/1/30	80,000	76,819
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 4.50%, 8/15/30	50,000	46,915
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. notes 4.25%, 2/1/31	65,000	58,988

44 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (23.2%)* cont.	Principal amount	Value
Communication services cont.
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. notes 3.75%, 2/15/28	$275,000	$271,552
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. notes 2.25%, 1/15/29	210,000	188,972
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 6.484%, 10/23/45	694,000	790,038
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 4.80%, 3/1/50	590,000	560,447
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. sr. bonds 3.70%, 4/1/51	330,000	271,953
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 5.375%, 5/1/47	52,000	53,242
Comcast Corp. company guaranty sr. unsec. unsub. bonds 4.049%, 11/1/52	151,000	156,182
Comcast Corp. company guaranty sr. unsec. unsub. bonds 3.999%, 11/1/49	263,000	265,252
Comcast Corp. company guaranty sr. unsec. unsub. bonds 3.969%, 11/1/47	780,000	794,509
Comcast Corp. company guaranty sr. unsec. unsub. bonds 2.35%, 1/15/27	720,000	700,097
Comcast Corp. company guaranty sr. unsec. unsub. notes 6.50%, 11/15/35	17,000	21,977
Comcast Corp. company guaranty sr. unsec. unsub. notes 3.15%, 3/1/26	25,000	25,217
Comcast Corp. company guaranty sr. unsec. notes 3.45%, 2/1/50	1,050,000	987,061
Comcast Corp. 144A company guaranty sr. unsec. bonds 2.987%, 11/1/63	173,000	141,570
Comcast Corp. 144A company guaranty sr. unsec. bonds 2.887%, 11/1/51	82,000	69,129
CommScope Technologies, LLC 144A company guaranty sr. unsec. notes 6.00%, 6/15/25	40,000	37,884
Cox Communications, Inc. 144A company guaranty sr. unsec. bonds 2.95%, 10/1/50	404,000	318,148
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	340,000	338,227
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	395,000	394,600
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	557,000	552,957
Crown Castle International Corp. sr. unsec. unsub. bonds 3.70%, 6/15/26 R	455,000	457,025
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	202,000	202,256
Deutsche Telekom International Finance BV company guaranty sr. unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	163,000	218,491
DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. 144A sr. notes 5.875%, 8/15/27	45,000	44,269
DISH DBS Corp. company guaranty sr. unsec. notes 7.75%, 7/1/26	70,000	69,545
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5.875%, 11/15/24	75,000	74,813

Dynamic Asset Allocation Conservative Fund 45

CORPORATE BONDS AND NOTES (23.2%)* cont.	Principal amount	Value
Communication services cont.
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5.125%, 6/1/29	$110,000	$93,675
DISH DBS Corp. 144A company guaranty sr. notes 5.75%, 12/1/28	100,000	94,625
DISH DBS Corp. 144A company guaranty sr. notes 5.25%, 12/1/26	55,000	52,388
Embarq Corp. sr. unsec. unsub. bonds 7.995%, 6/1/36	130,000	125,239
Equinix, Inc. sr. unsec. sub. notes 3.20%, 11/18/29 R	140,000	133,979
Equinix, Inc. sr. unsec. sub. notes 2.90%, 11/18/26 R	1,380,000	1,336,359
Frontier Communications Corp. 144A company guaranty sr. notes 5.875%, 10/15/27	55,000	54,632
Frontier Communications Corp. 144A notes 6.75%, 5/1/29	155,000	148,800
IHS Holding, Ltd. company guaranty sr. unsec. notes Ser. REGS, 6.25%, 11/29/28 (Nigeria)	240,000	225,000
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 4.25%, 7/1/28	105,000	96,391
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes 6.875%, 11/15/28	552,000	639,597
Sprint Corp. company guaranty sr. unsec. notes 7.625%, 3/1/26	110,000	124,169
T-Mobile USA, Inc. company guaranty sr. bonds 2.25%, 11/15/31	1,035,000	905,337
T-Mobile USA, Inc. company guaranty sr. notes 3.875%, 4/15/30	64,000	64,246
T-Mobile USA, Inc. company guaranty sr. notes 3.75%, 4/15/27	792,000	796,629
T-Mobile USA, Inc. company guaranty sr. notes 2.55%, 2/15/31	267,000	242,116
T-Mobile USA, Inc. company guaranty sr. unsec. bonds 2.875%, 2/15/31	70,000	63,065
T-Mobile USA, Inc. company guaranty sr. unsec. notes 5.375%, 4/15/27	10,000	10,268
T-Mobile USA, Inc. company guaranty sr. unsec. notes 2.625%, 2/15/29	50,000	45,637
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds 4.75%, 2/1/28	110,000	111,804
TCI Communications, Inc. sr. unsec. unsub. notes 7.125%, 2/15/28	365,000	436,854
Telefonica Emisiones SA company guaranty sr. unsec. bonds 4.895%, 3/6/48 (Spain)	1,085,000	1,121,896
Verizon Communications, Inc. sr. unsec. bonds 3.70%, 3/22/61	924,000	855,878
Verizon Communications, Inc. sr. unsec. bonds 1.75%, 1/20/31	290,000	252,842
Verizon Communications, Inc. sr. unsec. notes 2.55%, 3/21/31	461,000	428,292
Verizon Communications, Inc. sr. unsec. unsub. notes 4.40%, 11/1/34	775,000	826,427
Verizon Communications, Inc. sr. unsec. unsub. notes 4.329%, 9/21/28	1,337,000	1,410,367
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%, 4/15/27 (Canada)	164,000	165,964
		26,592,177
Conglomerates (—%)
General Electric Co. jr. unsec. sub. FRN (BBA LIBOR USD 3 Month + 3.33%), 4.156%, perpetual maturity	127,000	121,761
		121,761
Consumer cyclicals (2.8%)
ADT Security Corp. 144A sr. notes 4.125%, 8/1/29	95,000	88,231
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec. notes 3.55%, 7/26/27 (Canada)	415,000	413,963

46 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (23.2%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Alimentation Couche-Tard, Inc. 144A sr. unsec. notes 2.95%, 1/25/30 (Canada)	$239,000	$228,001
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	1,225,000	1,240,711
Amazon.com, Inc. sr. unsec. unsub. notes 2.10%, 5/12/31	208,000	193,225
AMC Entertainment Holdings, Inc. 144A company guaranty notes 10.00% (12.00%), 6/15/26 ‡‡	110,000	98,796
AMC Entertainment Holdings, Inc. 144A company guaranty sr. notes 7.50%, 2/15/29	45,000	43,729
American Builders & Contractors Supply Co., Inc. 144A sr. notes 4.00%, 1/15/28	50,000	48,035
American Builders & Contractors Supply Co., Inc. 144A sr. unsec. notes 3.875%, 11/15/29	50,000	46,625
Asbury Automotive Group, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 2/15/32	10,000	9,295
Asbury Automotive Group, Inc. 144A company guaranty sr. unsec. notes 4.625%, 11/15/29	20,000	18,625
Autonation, Inc. sr. unsec. bonds 2.40%, 8/1/31	236,000	205,468
Bath & Body Works, Inc. company guaranty sr. unsec. bonds 6.75%, perpetual maturity	55,000	56,011
Bath & Body Works, Inc. company guaranty sr. unsec. notes 7.50%, perpetual maturity	110,000	118,663
Bath & Body Works, Inc. 144A company guaranty sr. unsec. notes 9.375%, 7/1/25	12,000	13,697
Bath & Body Works, Inc. 144A company guaranty sr. unsec. unsub. bonds 6.625%, 10/1/30	50,000	52,500
BCPE Ulysses Intermediate, Inc. 144A sr. unsec. notes 7.75%, 4/1/27 ‡‡	95,000	86,213
Beasley Mezzanine Holdings, LLC 144A company guaranty sr. notes 8.625%, 2/1/26	165,000	156,750
Block, Inc. 144A sr. unsec. bonds 3.50%, 6/1/31	425,000	388,875
BMW Finance NV 144A company guaranty sr. unsec. notes 2.85%, 8/14/29 (Netherlands)	405,000	391,218
Booking Holdings, Inc. sr. unsec. sub. notes 4.625%, 4/13/30	410,000	444,680
Boyd Gaming Corp. company guaranty sr. unsec. notes 4.75%, 12/1/27	50,000	49,750
Boyd Gaming Corp. 144A sr. unsec. bonds 4.75%, 6/15/31	110,000	106,013
Boyd Gaming Corp. 144A sr. unsec. notes 8.625%, 6/1/25	22,000	23,108
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 144A company guaranty sr. unsec. notes 6.25%, 9/15/27 (Canada)	105,000	102,802
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 144A sr. unsec. notes 5.00%, 6/15/29 (Canada)	110,000	99,881
Caesars Entertainment, Inc. 144A sr. unsec. notes 4.625%, 10/15/29	40,000	37,400
Carnival Corp. 144A sr. unsec. notes 7.625%, 3/1/26	95,000	95,620
Carnival Corp. 144A sr. unsec. notes 5.75%, 3/1/27	110,000	104,903
Carriage Services, Inc. 144A company guaranty sr. unsec. notes 4.25%, 5/15/29	75,000	69,857
CDI Escrow Issuer, Inc. 144A sr. unsec. notes 5.75%, 4/1/30	65,000	65,650
Cengage Learning, Inc. 144A sr. unsec. unsub. notes 9.50%, 6/15/24	130,000	129,675
Cinemark USA, Inc. 144A company guaranty sr. notes 8.75%, 5/1/25	20,000	20,925

Dynamic Asset Allocation Conservative Fund 47

CORPORATE BONDS AND NOTES (23.2%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Cinemark USA, Inc. 144A company guaranty sr. unsec. notes 5.875%, 3/15/26	$120,000	$116,400
Cinemark USA, Inc. 144A company guaranty sr. unsec. notes 5.25%, 7/15/28	115,000	107,396
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr. notes 5.125%, 8/15/27	70,000	69,243
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr. unsec. sub. notes 7.75%, 4/15/28	80,000	80,418
Clear Channel Outdoor Holdings, Inc. 144A sr. unsec. notes 7.50%, 6/1/29	85,000	84,818
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25	160,000	150,000
D.R. Horton, Inc. company guaranty sr. unsec. unsub. notes 1.30%, 10/15/26	905,000	822,414
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A company guaranty notes 5.375%, 8/15/26	120,000	46,500
Dollar General Corp. sr. unsec. sub. notes 3.25%, 4/15/23	400,000	402,879
Ecolab, Inc. sr. unsec. unsub. bonds 2.70%, 11/1/26	1,390,000	1,374,009
Entercom Media Corp. 144A company guaranty notes 6.75%, 3/31/29	110,000	102,713
Entercom Media Corp. 144A company guaranty notes 6.50%, 5/1/27	75,000	70,370
Ford Motor Co. sr. unsec. unsub. notes 3.625%, 6/17/31	310,000	280,015
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5.125%, 6/16/25	400,000	408,000
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 4.00%, 11/13/30	285,000	268,385
Full House Resorts, Inc. 144A company guaranty sr. notes 8.25%, 2/15/28	145,000	148,263
Garda World Security Corp. 144A sr. unsec. notes 6.00%, 6/1/29 (Canada)	65,000	58,387
Gartner, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 10/1/30	110,000	103,263
Gartner, Inc. 144A company guaranty sr. unsec. notes 3.625%, 6/15/29	30,000	28,125
General Motors Co. sr. unsec. bonds 5.95%, 4/1/49	163,000	181,141
General Motors Co. sr. unsec. bonds 5.20%, 4/1/45	50,000	50,609
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 4.00%, 10/6/26	1,082,000	1,085,339
General Motors Financial Co., Inc. company guaranty sr. unsec. unsub. notes 4.30%, 7/13/25	200,000	202,980
General Motors Financial Co., Inc. company guaranty sr. unsec. unsub. notes 4.00%, 1/15/25	85,000	86,045
General Motors Financial Co., Inc. sr. unsec. notes 3.10%, 1/12/32	191,000	171,674
Global Payments, Inc. sr. unsec. notes 2.90%, 5/15/30	39,000	35,995
Gray Escrow II, Inc. 144A sr. unsec. bonds 5.375%, 11/15/31	215,000	205,586
GW B-CR Security Corp. 144A sr. unsec. notes 9.50%, 11/1/27 (Canada)	135,000	138,375
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes 4.625%, 5/15/24	60,000	60,900
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp. company guaranty sr. unsec. notes 4.875%, 4/1/27	80,000	80,540
Home Depot, Inc. (The) sr. unsec. unsub. notes 5.95%, 4/1/41	300,000	387,449
Home Depot, Inc. (The) sr. unsec. unsub. notes 2.625%, 6/1/22	475,000	475,537

48 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (23.2%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26	$576,000	$595,320
iHeartCommunications, Inc. company guaranty sr. unsec. notes 8.375%, 5/1/27	190,911	197,116
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds 4.65%, 10/1/28	944,000	988,293
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes 4.875%, 12/15/27	50,000	47,875
JELD-WEN, Inc. 144A company guaranty sr. sub. notes 6.25%, 5/15/25	45,000	46,181
Kontoor Brands, Inc. 144A company guaranty sr. unsec. notes 4.125%, 11/15/29	135,000	123,525
LBM Acquisition, LLC 144A company guaranty sr. unsec. notes 6.25%, 1/15/29	80,000	74,933
Lennar Corp. company guaranty sr. unsec. unsub. notes 4.75%, 11/29/27	599,000	623,996
Levi Strauss & Co. 144A sr. unsec. sub. bonds 3.50%, 3/1/31	125,000	114,470
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 3/15/26	65,000	66,219
Live Nation Entertainment, Inc. 144A sr. notes 6.50%, 5/15/27	50,000	53,251
Macy’s Retail Holdings, LLC 144A company guaranty sr. unsec. unsub. bonds 6.125%, 3/15/32	50,000	49,375
Macy’s Retail Holdings, LLC 144A company guaranty sr. unsec. unsub. notes 5.875%, 3/15/30	10,000	9,865
Magallanes, Inc. 144A company guaranty sr. unsec. bonds 4.279%, 3/15/32	1,795,000	1,799,317
Masonite International Corp. 144A company guaranty sr. unsec. notes 5.375%, 2/1/28	40,000	40,300
Masonite International Corp. 144A company guaranty sr. unsec. notes 3.50%, 2/15/30	75,000	67,406
Mattamy Group Corp. 144A sr. unsec. notes 5.25%, 12/15/27 (Canada)	140,000	138,193
Mattamy Group Corp. 144A sr. unsec. notes 4.625%, 3/1/30 (Canada)	110,000	103,324
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.75%, 4/1/29	80,000	76,978
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.375%, 4/1/26	20,000	19,582
McGraw-Hill Education, Inc. 144A sr. notes 5.75%, 8/1/28	140,000	133,528
McGraw-Hill Education, Inc. 144A sr. unsec. notes 8.00%, 8/1/29	145,000	137,040
MIWD Holdco II, LLC/MIWD Finance Corp. 144A company guaranty sr. unsec. notes 5.50%, 2/1/30	30,000	28,013
Moody’s Corp. sr. unsec. bonds 2.55%, 8/18/60	335,000	252,150
Moody’s Corp. sr. unsec. notes 2.00%, 8/19/31	755,000	669,784
NCL Corp., Ltd. 144A company guaranty sr. notes 5.875%, 2/15/27	45,000	44,325
NCL Corp., Ltd. 144A sr. unsec. unsub. notes 7.75%, 2/15/29	35,000	35,175
NESCO Holdings II, Inc. 144A company guaranty notes 5.50%, 4/15/29	105,000	103,163
News Corp. 144A company guaranty sr. unsec. unsub. bonds 5.125%, 2/15/32	80,000	80,426
News Corp. 144A sr. unsec. notes 3.875%, 5/15/29	80,000	75,600
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr. unsec. notes 5.00%, 2/1/25 (Luxembourg)	80,000	80,400

Dynamic Asset Allocation Conservative Fund 49

CORPORATE BONDS AND NOTES (23.2%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty sr. unsec. notes 5.625%, 10/1/28	$75,000	$75,540
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty sr. unsec. notes 4.50%, 7/15/29	60,000	59,850
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes 3.60%, 4/15/26	660,000	667,982
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	120,000	118,900
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A company guaranty sr. notes 3.375%, 8/31/27	50,000	45,745
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A notes 6.25%, 1/15/28	100,000	97,860
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes 7.875%, 6/15/32	132,000	170,280
QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	98,000	100,221
Raptor Acquisition Corp./Raptor Co-Issuer, LLC 144A sr. notes 4.875%, 11/1/26	35,000	33,618
Realogy Group, LLC/Realogy Co-Issuer Corp. 144A company guaranty sr. unsec. notes 5.75%, 1/15/29	90,000	84,825
Realogy Group, LLC/Realogy Co-Issuer Corp. 144A company guaranty sr. unsec. notes 5.25%, 4/15/30	60,000	55,200
Royal Caribbean Cruises, Ltd. 144A sr. unsec. notes 5.50%, 8/31/26	40,000	38,872
S&P Global, Inc. company guaranty sr. unsec. bonds 2.50%, 12/1/29	90,000	85,295
S&P Global, Inc. company guaranty sr. unsec. notes 1.25%, 8/15/30	152,000	130,959
S&P Global, Inc. 144A sr. unsec. unsub. notes 2.45%, 3/1/27	20,000	19,452
Sabre GLBL, Inc. 144A company guaranty sr. notes 9.25%, 4/15/25	125,000	138,579
Scientific Games Holdings LP/Scientific Games US FinCo., Inc. 144A sr. unsec. notes 6.625%, 3/1/30	70,000	69,005
Scientific Games International, Inc. 144A company guaranty sr. unsec. notes 7.25%, 11/15/29	160,000	167,600
Scientific Games International, Inc. 144A sr. unsec. notes 7.00%, 5/15/28	50,000	51,825
Scotts Miracle-Gro Co. (The) company guaranty sr. unsec. notes 4.50%, 10/15/29	150,000	140,625
Scotts Miracle-Gro Co. (The) company guaranty sr. unsec. unsub. bonds 4.375%, 2/1/32	55,000	48,708
Scripps Escrow II, Inc. 144A sr. notes 3.875%, 1/15/29	60,000	55,755
Scripps Escrow II, Inc. 144A sr. unsec. bonds 5.375%, 1/15/31	65,000	62,238
Scripps Escrow, Inc. 144A company guaranty sr. unsec. notes 5.875%, 7/15/27	55,000	55,042
Shift4 Payments, LLC/Shift4 Payments Finance Sub, Inc. 144A company guaranty sr. unsec. notes 4.625%, 11/1/26	90,000	87,525
Sinclair Television Group, Inc. 144A sr. bonds 4.125%, 12/1/30	55,000	49,042
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 9/1/31	590,000	536,900
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 4.00%, 7/15/28	115,000	109,250
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	700,000	700,000
Six Flags Entertainment Corp. 144A company guaranty sr. unsec. bonds 5.50%, 4/15/27	65,000	65,000

50 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (23.2%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Six Flags Theme Parks, Inc. 144A company guaranty sr. notes 7.00%, 7/1/25	$105,000	$109,594
Spanish Broadcasting System, Inc. 144A sr. notes 9.75%, 3/1/26	85,000	85,425
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 10/1/29	50,000	47,036
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 3/15/31	100,000	88,220
Standard Industries, Inc. 144A sr. unsec. bonds 3.375%, 1/15/31	40,000	35,000
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	70,000	69,390
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	10,000	9,563
Standard Industries, Inc. 144A sr. unsec. notes 4.375%, 7/15/30	70,000	64,400
Station Casinos, LLC 144A sr. unsec. bonds 4.625%, 12/1/31	35,000	32,015
Station Casinos, LLC 144A sr. unsec. notes 4.50%, 2/15/28	100,000	94,849
Stellantis Finance US, Inc. 144A company guaranty sr. unsec. notes 2.691%, 9/15/31	575,000	507,828
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A company guaranty sr. unsub. notes 5.875%, 5/15/25	90,000	88,650
Terrier Media Buyer, Inc. 144A company guaranty sr. unsec. notes 8.875%, 12/15/27	155,000	157,713
Townsquare Media, Inc. 144A sr. notes 6.875%, 2/1/26	105,000	108,134
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty sr. unsec. unsub. notes 5.875%, 6/15/24	50,000	51,936
Urban One, Inc. 144A company guaranty sr. notes 7.375%, 2/1/28	130,000	130,488
Paramount Global sr. unsec. unsub. notes 4.20%, 6/1/29	324,000	327,683
Paramount Global sr. unsec. unsub. notes 2.90%, 1/15/27	298,000	290,631
Paramount Global sr. unsec. unsub. notes 4.00%, 1/15/26	136,000	138,081
Victoria’s Secret & Co. 144A sr. unsec. notes 4.625%, 7/15/29	70,000	63,175
Walt Disney Co. (The) company guaranty sr. unsec. bonds 7.75%, 12/1/45	281,000	445,180
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr. unsec. notes 8.75%, 7/15/25	130,000	133,900
White Cap Buyer, LLC 144A sr. unsec. notes 6.875%, 10/15/28	95,000	90,021
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company guaranty sr. unsec. sub. notes 5.25%, 5/15/27	120,000	116,100
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr. unsec. bonds 5.125%, 10/1/29	105,000	98,831
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr. unsec. notes 7.75%, 4/15/25	30,000	31,130
		27,544,452
Consumer staples (1.4%)
1011778 BC ULC/New Red Finance, Inc. 144A bonds 4.00%, 10/15/30 (Canada)	70,000	63,142
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty notes 4.375%, 1/15/28 (Canada)	70,000	67,200
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr. notes 3.875%, 1/15/28 (Canada)	90,000	85,275
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.875%, 2/15/30	30,000	29,213
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.625%, 1/15/27	130,000	125,673

Dynamic Asset Allocation Conservative Fund 51

CORPORATE BONDS AND NOTES (23.2%)* cont.	Principal amount	Value
Consumer staples cont.
Albertsons Cos., LLC/Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 7.50%, 3/15/26	$90,000	$95,063
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. bonds 5.55%, 1/23/49	338,000	412,115
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. bonds 4.60%, 4/15/48	810,000	874,212
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. notes 4.75%, 1/23/29	404,000	438,007
Ashtead Capital, Inc. 144A company guaranty sr. unsec. notes 2.45%, 8/12/31	405,000	356,382
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	685,000	693,577
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes 8.50%, 7/15/25	70,000	65,106
CDW, LLC/CDW Finance Corp. company guaranty sr. unsec. notes 3.25%, 2/15/29	15,000	13,782
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28	31,473	33,661
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds 4.50%, 2/15/45	230,000	235,535
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 7.00%, 10/15/37	300,000	391,614
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 5.625%, 3/15/42	363,000	425,723
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 3.85%, 11/15/24	300,000	305,040
Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc. 144A company guaranty sr. unsec. notes 6.75%, 1/15/30	50,000	45,938
Fresh Market, Inc. (The) 144A company guaranty sr. notes 9.75%, 5/1/23	165,000	161,836
GSK Consumer Healthcare Capital US, LLC 144A company guaranty sr. unsec. unsub. bonds 3.625%, 3/24/32	515,000	515,194
Herc Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 7/15/27	65,000	65,910
IRB Holding Corp. 144A company guaranty sr. notes 7.00%, 6/15/25	50,000	52,000
JDE Peet’s NV 144A company guaranty sr. unsec. notes 1.375%, 1/15/27 (Netherlands)	535,000	480,263
Keurig Dr Pepper, Inc. company guaranty sr. unsec. notes 2.25%, 3/15/31	869,000	781,882
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes 4.597%, 5/25/28	303,000	319,508
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC 144A company guaranty sr. unsec. notes 4.75%, 6/1/27	60,000	60,900
Kraft Heinz Foods Co. company guaranty sr. unsec. bonds 4.375%, 6/1/46	175,000	172,837
Kraft Heinz Foods Co. company guaranty sr. unsec. notes 5.00%, 7/15/35	98,000	104,471
Kraft Heinz Foods Co. company guaranty sr. unsec. notes 3.00%, 6/1/26	89,000	87,740
Kraft Heinz Foods Co. company guaranty sr. unsec. sub. notes 4.875%, 10/1/49	335,000	352,966

52 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (23.2%)* cont.		Principal amount	Value
Consumer staples cont.
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. notes 4.875%, 5/15/28		$75,000	$75,000
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. notes 4.125%, 1/31/30		125,000	116,250
Match Group Holdings II, LLC 144A sr. unsec. bonds 5.00%, 12/15/27		54,000	53,738
Match Group Holdings II, LLC 144A sr. unsec. bonds 3.625%, 10/1/31		45,000	40,250
Match Group Holdings II, LLC 144A sr. unsec. notes 4.125%, 8/1/30		25,000	23,427
Match Group Holdings II, LLC 144A sr. unsec. unsub. notes 4.625%, 6/1/28		415,000	402,032
Millennium Escrow Corp. 144A sr. notes 6.625%, 8/1/26		70,000	66,461
Mondelez International Holdings Netherlands BV 144A company guaranty sr. unsec. notes 2.125%, 9/19/22 (Netherlands)		425,000	425,515
Nestle Holdings, Inc. 144A company guaranty sr. unsec. notes 0.375%, 1/15/24		850,000	816,049
Netflix, Inc. sr. unsec. bonds Ser. REGS, 3.875%, 11/15/29	EUR	395,000	473,608
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28		$90,000	94,388
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28		676,000	745,155
Netflix, Inc. sr. unsec. unsub. notes 4.375%, 11/15/26		480,000	499,169
Netflix, Inc. 144A sr. unsec. bonds 5.375%, 11/15/29		35,000	37,888
Netflix, Inc. 144A sr. unsec. bonds 4.875%, 6/15/30		633,000	675,221
Newell Brands, Inc. sr. unsec. notes 4.875%, 6/1/25		55,000	56,773
Newell Brands, Inc. sr. unsec. unsub. notes 4.45%, 4/1/26		90,000	90,563
PECF USS Intermediate Holding III Corp. 144A sr. unsec. notes 8.00%, 11/15/29		205,000	197,825
Rite Aid Corp. 144A company guaranty sr. notes 8.00%, 11/15/26		86,000	79,150
Rite Aid Corp. 144A company guaranty sr. unsec. sub. notes 7.50%, 7/1/25		58,000	54,095
TripAdvisor, Inc. 144A company guaranty sr. unsec. notes 7.00%, 7/15/25		90,000	92,966
Univision Communications, Inc. 144A company guaranty sr. notes 9.50%, 5/1/25		55,000	57,750
Univision Communications, Inc. 144A company guaranty sr. notes 6.625%, 6/1/27		100,000	104,750
Univision Communications, Inc. 144A company guaranty sr. notes 4.50%, 5/1/29		55,000	52,354
VM Consolidated, Inc. 144A company guaranty sr. unsec. notes 5.50%, 4/15/29		110,000	103,254
Yum! Brands, Inc. sr. unsec. bonds 5.375%, 4/1/32		30,000	30,068
Yum! Brands, Inc. sr. unsec. sub. bonds 3.625%, 3/15/31		50,000	45,592
Yum! Brands, Inc. 144A sr. unsec. bonds 4.75%, 1/15/30		50,000	49,031
			13,470,087
Energy (1.4%)
Antero Midstream Partners LP/Antero Midstream Finance Corp. 144A company guaranty sr. unsec. notes 7.875%, 5/15/26		60,000	64,927
Antero Resources Corp. 144A company guaranty sr. unsec. notes 8.375%, 7/15/26		45,000	49,613
Antero Resources Corp. 144A company guaranty sr. unsec. notes 7.625%, 2/1/29		50,000	54,047
Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40		55,000	55,413

Dynamic Asset Allocation Conservative Fund 53

CORPORATE BONDS AND NOTES (23.2%)* cont.	Principal amount	Value
Energy cont.
Apache Corp. sr. unsec. unsub. notes 4.375%, 10/15/28	$65,000	$66,234
BP Capital Markets America, Inc. company guaranty sr. unsec. notes 3.119%, 5/4/26	445,000	444,132
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 3.279%, 9/19/27 (United Kingdom)	715,000	721,449
Callon Petroleum Co. company guaranty sr. unsec. notes 6.125%, 10/1/24	130,000	129,350
Callon Petroleum Co. 144A company guaranty notes 9.00%, 4/1/25	50,000	53,000
Callon Petroleum Co. 144A company guaranty sr. unsec. notes 8.00%, 8/1/28	80,000	84,334
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	80,000	99,000
Centennial Resource Production, LLC 144A company guaranty sr. unsec. notes 6.875%, 4/1/27	175,000	175,893
Centennial Resource Production, LLC 144A company guaranty sr. unsec. notes 5.375%, 1/15/26	120,000	116,400
ChampionX Corp. company guaranty sr. unsec. notes 6.375%, 5/1/26	40,000	40,800
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes 5.125%, 6/30/27	120,000	127,911
Cheniere Energy Partners LP company guaranty sr. unsec. unsub. notes 4.00%, 3/1/31	80,000	77,551
Cheniere Energy Partners LP 144A company guaranty sr. unsec. unsub. bonds 3.25%, 1/31/32	96,000	87,360
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes 7.50%, 5/15/25	24,000	24,360
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes 5.875%, 1/15/30	110,000	108,383
Comstock Resources, Inc. 144A sr. unsec. notes 6.75%, 3/1/29	95,000	98,000
Continental Resources, Inc. company guaranty sr. unsec. bonds 4.90%, 6/1/44	80,000	78,900
Continental Resources, Inc. company guaranty sr. unsec. notes 4.375%, 1/15/28	95,000	96,311
Continental Resources, Inc. company guaranty sr. unsec. unsub. notes 4.50%, 4/15/23	135,000	136,620
Continental Resources, Inc. 144A company guaranty sr. unsec. bonds 5.75%, 1/15/31	110,000	120,318
Continental Resources, Inc. 144A company guaranty sr. unsec. bonds 2.875%, 4/1/32	1,240,000	1,105,770
CrownRock LP/CrownRock Finance, Inc. 144A sr. unsec. notes 5.00%, 5/1/29	95,000	95,000
DCP Midstream Operating LP company guaranty sr. unsec. notes 5.625%, 7/15/27	50,000	52,125
DCP Midstream Operating LP 144A company guaranty sr. unsec. unsub. bonds 6.75%, 9/15/37	135,000	158,288
Devon Energy Corp. sr. unsec. unsub. bonds 7.95%, 4/15/32	75,000	97,330
Devon Energy Corp. sr. unsec. unsub. bonds 7.875%, 9/30/31	50,000	64,938
Devon Energy Corp. sr. unsec. unsub. bonds 5.60%, 7/15/41	40,000	46,160
Diamondback Energy, Inc. company guaranty sr. unsec. notes 3.25%, 12/1/26	290,000	289,569
DT Midstream, Inc. 144A sr. bonds 4.30%, 4/15/32	165,000	165,431

54 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (23.2%)* cont.	Principal amount	Value
Energy cont.
Encino Acquisition Partners Holdings, LLC 144A company guaranty sr. unsec. notes 8.50%, 5/1/28	$150,000	$154,394
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. bonds 5.75%, 1/30/28	585,000	604,744
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. notes 6.625%, 7/15/25	50,000	51,875
EnLink Midstream, LLC 144A company guaranty sr. unsec. notes 5.625%, 1/15/28	140,000	142,800
EOG Resources, Inc. sr. unsec. unsub. notes 2.625%, 3/15/23	690,000	691,428
EQT Corp. sr. unsec. notes 7.50%, 2/1/30	55,000	63,731
EQT Corp. sr. unsec. notes 5.00%, 1/15/29	10,000	10,323
Equinor ASA company guaranty sr. unsec. notes 5.10%, 8/17/40 (Norway)	170,000	200,897
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 5.125%, 6/15/28	95,000	94,938
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 4.25%, 2/15/30	45,000	42,462
Hess Midstream Operations LP 144A company guaranty sr. unsec. sub. notes 5.625%, 2/15/26	355,000	364,212
Holly Energy Partners LP/Holly Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.00%, 2/1/28	150,000	142,311
Nabors Industries, Inc. company guaranty sr. unsec. notes 5.75%, 2/1/25	60,000	58,388
Nabors Industries, Inc. 144A company guaranty sr. unsec. notes 9.00%, 2/1/25	35,000	36,453
Nabors Industries, Ltd. 144A company guaranty sr. unsec. notes 7.25%, 1/15/26	45,000	45,000
Oasis Petroleum, Inc. 144A company guaranty sr. unsec. notes 6.375%, 6/1/26	55,000	56,375
Occidental Petroleum Corp. sr. unsec. bonds 6.625%, 9/1/30	70,000	80,325
Occidental Petroleum Corp. sr. unsec. bonds 6.125%, 1/1/31	25,000	28,125
Occidental Petroleum Corp. sr. unsec. sub. bonds 6.20%, 3/15/40	453,000	502,830
Occidental Petroleum Corp. sr. unsec. sub. notes 6.45%, 9/15/36	135,000	158,582
Ovintiv, Inc. company guaranty sr. unsec. bonds 6.50%, 8/15/34	35,000	41,542
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 7.375%, 11/1/31	95,000	116,463
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 6.625%, 8/15/37	35,000	41,407
Ovintiv, Inc. company guaranty sr. unsec. unsub. notes 8.125%, 9/15/30	30,000	37,563
PBF Holding Co., LLC/PBF Finance Corp. 144A company guaranty sr. notes 9.25%, 5/15/25	135,000	139,080
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%, 5/20/23 (Indonesia)	200,000	202,509
Petrobras Global Finance BV company guaranty sr. unsec. unsub. bonds 5.50%, 6/10/51 (Brazil)	135,000	115,844
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 6.25%, 3/17/24 (Brazil)	146,000	153,300
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.60%, 1/3/31 (Brazil)	139,000	140,738

Dynamic Asset Allocation Conservative Fund 55

CORPORATE BONDS AND NOTES (23.2%)* cont.	Principal amount	Value
Energy cont.
Petroleos Mexicanos company guaranty sr. unsec. unsub. FRB 7.69%, 1/23/50 (Mexico)	$159,000	$138,926
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6.70%, 2/16/32 (Mexico)	898,000	853,100
Precision Drilling Corp. 144A company guaranty sr. unsec. notes 7.125%, 1/15/26 (Canada)	140,000	142,800
Precision Drilling Corp. 144A company guaranty sr. unsec. notes 6.875%, 1/15/29 (Canada)	25,000	25,375
Rattler Midstream LP 144A company guaranty sr. unsec. notes 5.625%, 7/15/25	70,000	71,050
Energy Transfer LP/Regency Energy Finance Corp. sr. unsec. unsub. notes 4.50%, 11/1/23	24,000	24,360
Renewable Energy Group, Inc. 144A company guaranty sr. notes 5.875%, 6/1/28	35,000	37,595
Rockcliff Energy II, LLC 144A sr. unsec. notes 5.50%, 10/15/29	125,000	125,116
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	174,000	178,678
Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	120,000	125,597
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	52,000	54,993
Shell International Finance BV company guaranty sr. unsec. unsub. notes 2.875%, 5/10/26 (Netherlands)	980,000	981,985
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	40,000	41,006
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	85,000	87,403
SM Energy Co. sr. unsec. unsub. notes 6.50%, 7/15/28	95,000	98,033
SM Energy Co. 144A company guaranty notes 10.00%, 1/15/25	45,000	49,125
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 3/15/30	110,000	111,783
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 2/1/29	205,000	207,563
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	340,000	340,129
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 6.00%, 12/31/30	95,000	92,183
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.50%, 1/15/28	120,000	115,800
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%, 3/15/77 (Canada)	227,000	223,595
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%, 8/1/25 (Cayman Islands)	39,975	39,875
Transocean Poseidon, Ltd. 144A company guaranty sr. notes 6.875%, 2/1/27	70,313	69,609
Transocean, Inc. 144A company guaranty sr. unsec. notes 11.50%, 1/30/27	90,000	92,925
USA Compression Partners LP/USA Compression Finance Corp. company guaranty sr. unsec. notes 6.875%, 4/1/26	100,000	100,900
USA Compression Partners LP/USA Compression Finance Corp. company guaranty sr. unsec. unsub. notes 6.875%, 9/1/27	50,000	50,192
Venture Global Calcasieu Pass, LLC 144A company guaranty sr. bonds 3.875%, 11/1/33	60,000	57,150
Viper Energy Partners LP 144A company guaranty sr. unsec. notes 5.375%, 11/1/27	30,000	30,558
		14,270,960

56 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (23.2%)* cont.	Principal amount	Value
Financials (6.8%)
ABN AMRO Bank NV 144A unsec. sub. FRB 3.324%, 3/13/37 (Netherlands)	$600,000	$545,285
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. bonds 3.30%, 1/30/32 (Ireland)	1,465,000	1,320,639
AG Issuer, LLC 144A sr. notes 6.25%, 3/1/28	90,000	90,000
Air Lease Corp. sr. unsec. notes 2.10%, 9/1/28	240,000	209,856
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	279,000	284,101
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	972,000	917,663
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A sr. unsec. notes 6.75%, 10/15/27	130,000	128,432
Ally Financial, Inc. company guaranty sr. unsec. notes 8.00%, 11/1/31	630,000	790,228
AmWINS Group, Inc. 144A sr. unsec. notes 4.875%, 6/30/29	45,000	43,201
Ares Capital Corp. sr. unsec. notes 2.875%, 6/15/27	725,000	659,590
Ares Capital Corp. sr. unsec. sub. notes 3.875%, 1/15/26	204,000	200,119
Aretec Escrow Issuer, Inc. 144A sr. unsec. notes 7.50%, 4/1/29	130,000	124,913
Athene Global Funding 144A notes 1.985%, 8/19/28	660,000	579,817
Australia & New Zealand Banking Group, Ltd./United Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity (United Kingdom)	200,000	214,900
Banco Santander SA sr. unsec. unsub. notes 4.379%, 4/12/28 (Spain)	200,000	202,407
Banco Santander SA unsec. sub. FRB 3.225%, 11/22/32 (Spain)	1,600,000	1,436,045
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	200,000	206,679
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%, perpetual maturity	204,000	210,885
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%, perpetual maturity	10,000	10,450
Bank of America Corp. sr. unsec. FRN 1.734%, 7/22/27	2,355,000	2,187,053
Bank of America Corp. sr. unsec. FRN Ser. MTN, 2.496%, 2/13/31	735,000	675,590
Bank of America Corp. unsec. sub. FRB 3.846%, 3/8/37	1,775,000	1,699,778
Bank of America Corp. unsec. sub. FRN (BBA LIBOR USD 3 Month + 0.76%), 1.586%, 9/15/26	100,000	97,384
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	870,000	1,033,902
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. bonds 2.85%, 10/15/50	635,000	549,763
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. notes 4.30%, 5/15/43	151,000	160,743
Blackstone Holdings Finance Co., LLC 144A company guaranty sr. unsec. unsub. bonds 1.60%, 3/30/31	205,000	173,482
BNP Paribas SA 144A unsec. sub. FRB 2.588%, 8/12/35 (France)	485,000	421,038
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	200,000	205,306
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	295,000	298,368
Camden Property Trust sr. unsec. unsub. notes 4.875%, 6/15/23 R	140,000	142,575
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	136,000	137,180
Capital One Financial Corp. unsec. sub. FRB 2.359%, 7/29/32	1,420,000	1,221,848
Citigroup, Inc. jr. unsec. sub. FRN 3.875%, perpetual maturity	374,000	353,430
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	2,519,000	2,521,988
Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	576,000	582,480
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	275,000	294,334

Dynamic Asset Allocation Conservative Fund 57

CORPORATE BONDS AND NOTES (23.2%)* cont.	Principal amount	Value
Financials cont.
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	$385,000	$397,103
Citigroup, Inc. unsec. sub. notes 4.60%, 3/9/26	340,000	352,556
CNO Financial Group, Inc. sr. unsec. notes 5.25%, 5/30/29	90,000	94,680
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	80,000	82,992
Cobra AcquisitionCo, LLC 144A company guaranty sr. unsec. notes 6.375%, 11/1/29	115,000	98,613
Coinbase Global, Inc. 144A company guaranty sr. unsec. unsub. bonds 3.625%, 10/1/31	55,000	46,888
Coinbase Global, Inc. 144A company guaranty sr. unsec. unsub. notes 3.375%, 10/1/28	55,000	48,744
Commonwealth Bank of Australia 144A sr. unsec. notes 3.15%, 9/19/27 (Australia)	1,010,000	1,001,880
Commonwealth Bank of Australia 144A unsec. sub. notes 2.688%, 3/11/31 (Australia)	200,000	177,910
Corebridge Financial, Inc. 144A sr. unsec. notes 3.85%, 4/5/29	335,000	334,695
Credit Agricole SA 144A unsec. sub. FRN 4.00%, 1/10/33 (France)	250,000	244,551
Credit Suisse AG/New York, NY sr. unsec. notes 2.80%, 4/8/22	550,000	550,103
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual maturity (Switzerland)	225,000	226,688
Credit Suisse Group AG 144A sr. unsec. bonds 3.869%, 1/12/29 (Switzerland)	311,000	303,485
Credit Suisse Group AG 144A sr. unsec. FRN 2.193%, 6/5/26 (Switzerland)	1,090,000	1,020,346
Deutsche Bank AG/New York, NY sr. unsec. unsub. notes 1.686%, 3/19/26 (Germany)	1,315,000	1,233,386
Deutsche Bank AG/New York, NY unsec. sub. FRN 3.729%, 1/14/32 (Germany)	425,000	379,078
Digital Realty Trust LP company guaranty sr. unsec. bonds 4.45%, 7/15/28 R	204,000	212,250
DNB Bank ASA 144A sr. unsec. notes 2.15%, 12/2/22 (Norway)	970,000	971,979
Empire Communities Corp. 144A sr. unsec. notes 7.00%, 12/15/25 (Canada)	40,000	39,300
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%, 4/17/28 (Canada)	714,000	739,058
Fairfax US, Inc. 144A company guaranty sr. unsec. notes 4.875%, 8/13/24	190,000	194,736
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	51,000	50,426
First-Citizens Bank & Trust Co. unsec. sub. notes 6.125%, 3/9/28	713,000	788,748
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	345,000	352,788
Freedom Mortgage Corp. 144A sr. unsec. notes 8.25%, 4/15/25	67,000	66,798
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24	80,000	79,700
Freedom Mortgage Corp. 144A sr. unsec. notes 6.625%, 1/15/27	55,000	50,997
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. bonds 3.25%, 1/15/32 R	355,000	322,092
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 5.25%, 6/1/25	85,000	87,491
goeasy, Ltd. 144A company guaranty sr. unsec. notes 5.375%, 12/1/24 (Canada)	30,000	29,775
goeasy, Ltd. 144A company guaranty sr. unsec. notes 4.375%, 5/1/26 (Canada)	60,000	56,775
Goldman Sachs Group, Inc. (The) jr. unsec. sub. FRN 3.65%, 7/28/51	189,000	173,171

58 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (23.2%)* cont.	Principal amount	Value
Financials cont.
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	$916,000	$937,885
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 3.85%, 1/26/27	2,035,000	2,053,270
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 2.60%, 2/7/30	289,000	267,182
Home Point Capital, Inc. 144A company guaranty sr. unsec. notes 5.00%, 2/1/26	50,000	40,875
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26	130,000	131,502
HUB International, Ltd. 144A sr. unsec. notes 5.625%, 12/1/29	35,000	33,425
Huntington Bancshares, Inc. 144A unsec. sub. FRB 2.487%, 8/15/36	592,000	515,083
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6.25%, 5/15/26	95,000	96,900
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 5.25%, 5/15/27	85,000	83,421
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. sub. notes 4.375%, 2/1/29	50,000	45,875
Intercontinental Exchange, Inc. sr. unsec. bonds 2.65%, 9/15/40	599,000	511,108
Intercontinental Exchange, Inc. sr. unsec. bonds 1.85%, 9/15/32	300,000	259,093
International Lease Finance Corp. sr. unsec. unsub. notes 5.875%, 8/15/22	44,000	44,435
Intesa Sanpaolo SpA 144A unsec. sub. bonds 4.198%, 6/1/32 (Italy)	465,000	406,721
iStar, Inc. sr. unsec. notes 5.50%, 2/15/26 R	85,000	86,063
iStar, Inc. sr. unsec. notes 4.75%, 10/1/24 R	135,000	136,103
iStar, Inc. sr. unsec. notes 4.25%, 8/1/25 R	360,000	354,151
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	43,000	44,075
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. HH, 4.60%, perpetual maturity	252,000	242,865
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. W, (BBA LIBOR USD 3 Month + 1.00%), 1.506%, 5/15/47	293,000	251,980
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	2,495,000	2,548,594
JPMorgan Chase & Co. unsec. sub. bonds 3.625%, 12/1/27	2,650,000	2,656,491
JPMorgan Chase & Co. unsec. sub. FRB 2.956%, 5/13/31	80,000	74,856
JPMorgan Chase & Co. unsec. sub. notes 3.375%, 5/1/23	1,053,000	1,064,422
KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec. unsub. bonds 5.125%, 6/1/44	250,000	279,004
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 R	140,000	132,038
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. unsub. notes 5.25%, 10/1/25 R	30,000	29,888
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A sr. unsec. notes 4.25%, 2/1/27 R	100,000	95,375
Lloyds Banking Group PLC unsec. sub. notes 4.65%, 3/24/26 (United Kingdom)	295,000	301,789
Marsh & McLennan Cos., Inc. sr. unsec. sub. bonds 4.90%, 3/15/49	305,000	352,905
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 4.375%, 3/15/29	344,000	363,520
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7.875%, 12/15/37	385,000	459,113
Metropolitan Life Global Funding I 144A notes 1.95%, 1/13/23	420,000	420,052
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%, 3/1/26 (Japan)	425,000	430,479

Dynamic Asset Allocation Conservative Fund 59

CORPORATE BONDS AND NOTES (23.2%)* cont.	Principal amount	Value
Financials cont.
Morgan Stanley sr. unsec. unsub. FRN Ser. GMTN, 3.772%, 1/24/29	$2,470,000	$2,489,274
Morgan Stanley sr. unsec. unsub. notes 4.375%, 1/22/47	715,000	774,382
Morgan Stanley sr. unsec. unsub. notes Ser. GMTN, 3.125%, 1/23/23	1,324,000	1,336,828
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.75%, 11/15/31	115,000	109,677
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 8/15/28	85,000	81,711
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.125%, 12/15/30	30,000	27,750
NatWest Group PLC sr. unsec. unsub. FRB 4.892%, 5/18/29 (United Kingdom)	200,000	207,141
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 4.875%, 4/15/45	225,000	238,687
New York Life Global Funding 144A notes 1.10%, 5/5/23	1,176,000	1,160,972
OneMain Finance Corp. company guaranty sr. unsec. notes 8.875%, 6/1/25	25,000	26,339
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 7.125%, 3/15/26	45,000	48,100
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 6.625%, 1/15/28	50,000	52,375
OneMain Finance Corp. company guaranty sr. unsec. unsub. notes 5.375%, 11/15/29	150,000	145,736
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 5.75%, 9/15/31	50,000	44,438
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 5.375%, 10/15/25	100,000	99,000
PHH Mortgage Corp. 144A company guaranty sr. notes 7.875%, 3/15/26	165,000	154,275
Prologis LP sr. unsec. unsub. notes 2.25%, 4/15/30 R	192,000	178,377
Prologis LP sr. unsec. unsub. notes 2.125%, 4/15/27 R	80,000	75,862
Provident Funding Associates LP/PFG Finance Corp. 144A sr. unsec. notes 6.375%, 6/15/25	125,000	122,908
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	100,000	99,500
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%, 1/27/26 (Canada)	440,000	458,621
Santander UK Group Holdings PLC 144A unsec. sub. notes 4.75%, 9/15/25 (United Kingdom)	430,000	439,314
Service Properties Trust company guaranty sr. unsec. unsub. notes 7.50%, 9/15/25 R	35,000	36,717
Societe Generale SA 144A jr. unsec. sub. notes 5.375%, perpetual maturity (France)	390,000	363,698
Sumitomo Mitsui Trust Bank, Ltd. 144A sr. unsec. notes 0.80%, 9/12/23 (Japan)	755,000	734,843
Swiss Re Treasury US Corp. 144A company guaranty sr. unsec. notes 4.25%, 12/6/42	435,000	484,307
Toronto-Dominion Bank (The) sr. unsec. unsub. notes Ser. MTN, 1.90%, 12/1/22 (Canada)	925,000	925,791
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%, 9/15/31 (Canada)	760,000	762,848
Truist Bank unsec. sub. FRN Ser. BKNT, 2.636%, 9/17/29	390,000	383,571

60 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (23.2%)* cont.	Principal amount	Value
Financials cont.
Truist Financial Corp. jr. unsec. sub. FRB Ser. N, 4.80%, 9/1/24	$141,000	$138,533
U.S. Bancorp unsec. sub. notes unsec. sub. notes Ser. MTN, 2.95%, 7/15/22	204,000	204,732
UBS Group AG 144A sr. unsec. notes 3.491%, 5/23/23 (Switzerland)	1,760,000	1,763,245
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec. notes 4.125%, 4/15/26 (Switzerland)	233,000	237,270
UBS Group Funding Switzerland AG company guaranty jr. unsec. sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)	589,000	622,039
US Bancorp unsec. sub. FRB 2.491%, 11/3/36	960,000	860,835
USI, Inc./NY 144A sr. unsec. notes 6.875%, 5/1/25	105,000	105,348
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%, perpetual maturity	127,000	132,398
Wells Fargo & Co. jr. unsec. sub. FRN 3.90%, perpetual maturity	98,000	93,938
Wells Fargo & Co. sr. unsec. unsub. FRB Ser. MTN, 3.35%, 3/2/33	2,835,000	2,755,174
Westpac Banking Corp. unsec. sub. bonds 2.963%, 11/16/40 (Australia)	298,000	250,417
		66,718,743
Health care (2.4%)
AbbVie, Inc. sr. unsec. notes 3.20%, 11/21/29	2,640,000	2,608,606
AbbVie, Inc. sr. unsec. sub. notes 3.80%, 3/15/25	525,000	534,756
Air Methods Corp. 144A sr. unsec. notes 8.00%, 5/15/25	110,000	95,150
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	495,000	544,730
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26	710,000	699,830
Bausch Health Cos., Inc. 144A company guaranty sr. notes 6.125%, 2/1/27	75,000	75,281
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 7.25%, 5/30/29	90,000	76,764
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 6.25%, 2/15/29	75,000	61,500
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 5.00%, 2/15/29	40,000	31,160
Bausch Health Cos., Inc. 144A sr. notes 4.875%, 6/1/28	90,000	86,175
Becton Dickinson and Co. sr. unsec. notes 2.823%, 5/20/30	94,000	89,436
Becton Dickinson and Co. sr. unsec. sub. bonds 1.957%, 2/11/31	795,000	702,305
Biogen, Inc. sr. unsec. sub. notes 3.625%, 9/15/22	705,000	711,035
Bristol-Myers Squibb Co. sr. unsec. notes 3.25%, 2/20/23	712,000	720,739
Bristol-Myers Squibb Co. sr. unsec. notes 3.25%, 8/15/22	473,000	476,295
Bristol-Myers Squibb Co. sr. unsec. notes 2.90%, 7/26/24	808,000	813,994
Bristol-Myers Squibb Co. sr. unsec. notes 1.45%, 11/13/30	540,000	471,119
Bristol-Myers Squibb Co. sr. unsec. sub. notes 3.40%, 7/26/29	93,000	94,654
Centene Corp. sr. unsec. bonds 3.00%, 10/15/30	50,000	45,924
Centene Corp. sr. unsec. notes 4.625%, 12/15/29	225,000	227,250
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/15/31	50,000	47,063
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 3.75%, 3/15/29	45,000	42,413
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 8.00%, 3/15/26	45,000	46,864
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 6.00%, 1/15/29	10,000	10,125

Dynamic Asset Allocation Conservative Fund 61

CORPORATE BONDS AND NOTES (23.2%)* cont.	Principal amount	Value
Health care cont.
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 5.625%, 3/15/27	$40,000	$40,700
CHS/Community Health Systems, Inc. 144A company guaranty sr. unsec. sub. notes 6.875%, 4/1/28	75,000	68,028
CHS/Community Health Systems, Inc. 144A jr. notes 6.875%, 4/15/29	145,000	142,463
CHS/Community Health Systems, Inc. 144A sr. notes 5.25%, 5/15/30	45,000	43,191
Cigna Corp. company guaranty sr. unsec. unsub. notes 3.75%, 7/15/23	391,000	396,708
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38	1,768,000	1,932,138
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36	200,260	209,206
DH Europe Finance II Sarl company guaranty sr. unsec. bonds 3.40%, 11/15/49 (Luxembourg)	265,000	250,742
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 6.40%, 8/28/28	115,000	123,340
Endo Luxembourg Finance Co. I SARL/Endo US, Inc. 144A company guaranty sr. notes 6.125%, 4/1/29 (Luxembourg)	40,000	36,300
Global Medical Response, Inc. 144A sr. notes 6.50%, 10/1/25	55,000	54,588
HCA, Inc. company guaranty sr. bonds 3.50%, 7/15/51	651,000	564,471
HCA, Inc. company guaranty sr. notes 4.125%, 6/15/29	86,000	87,660
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	88,000	99,299
HCA, Inc. company guaranty sr. unsec. notes 5.375%, 9/1/26	105,000	110,250
HCA, Inc. company guaranty sr. unsec. notes 3.50%, 9/1/30	50,000	48,303
Jazz Securities DAC 144A company guaranty sr. unsub. notes 4.375%, 1/15/29 (Ireland)	200,000	193,750
Mallinckrodt International Finance SA/Mallinckrodt CB, LLC 144A company guaranty sub. notes 10.00%, 4/15/25 (Luxembourg)	107,000	101,115
Merck & Co., Inc. sr. unsec. notes 2.90%, 3/7/24	28,000	28,339
Merck & Co., Inc. sr. unsec. unsub. notes 3.70%, 2/10/45	685,000	697,658
Merck & Co., Inc. sr. unsec. unsub. notes 2.75%, 2/10/25	172,000	172,399
Minerva Merger Sub, Inc. 144A sr. unsec. notes 6.50%, 2/15/30	140,000	135,818
Mozart Debt Merger Sub, Inc. 144A sr. notes 3.875%, 4/1/29	40,000	37,000
Mozart Debt Merger Sub, Inc. 144A sr. unsec. notes 5.25%, 10/1/29	90,000	83,670
Novartis Capital Corp. company guaranty sr. unsec. unsub. bonds 4.00%, 11/20/45	1,130,000	1,210,715
Option Care Health, Inc. 144A company guaranty sr. unsec. notes 4.375%, 10/31/29	35,000	32,813
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA 144A sr. unsec. notes 7.375%, 6/1/25	24,000	24,720
Owens & Minor, Inc. 144A company guaranty sr. unsec. notes 6.625%, 4/1/30	35,000	35,875
Owens & Minor, Inc. 144A sr. unsec. notes 4.50%, 3/31/29	120,000	114,600
Pfizer, Inc. sr. unsec. unsub. notes 3.00%, 12/15/26	530,000	534,655
Roche Holdings, Inc. 144A company guaranty sr. unsec. bonds 4.00%, 11/28/44 (Switzerland)	955,000	1,000,291
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29	135,000	137,375
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	123,000	124,076
Service Corp. International sr. unsec. notes 3.375%, 8/15/30	95,000	85,583
Service Corp. International sr. unsec. sub. notes 4.00%, 5/15/31	55,000	51,168

62 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (23.2%)* cont.	Principal amount	Value
Health care cont.
Tenet Healthcare Corp. company guaranty sr. notes 4.625%, 7/15/24	$25,000	$25,108
Tenet Healthcare Corp. 144A company guaranty notes 6.25%, 2/1/27	25,000	25,665
Tenet Healthcare Corp. 144A company guaranty sr. notes 5.125%, 11/1/27	200,000	200,941
Tenet Healthcare Corp. 144A company guaranty sr. notes 4.875%, 1/1/26	805,000	812,044
Tenet Healthcare Corp. 144A company guaranty sr. notes 4.25%, 6/1/29	135,000	129,431
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. unsub. notes 5.125%, 5/9/29 (Israel)	215,000	206,662
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95%, 10/15/42	540,000	556,737
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.85%, 6/15/28	1,455,000	1,514,260
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.75%, 2/15/23	535,000	537,732
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.00%, 5/15/30	75,000	69,029
Viatris, Inc. company guaranty sr. unsec. notes 2.30%, 6/22/27	459,000	417,756
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	540,000	554,282
Zoetis, Inc. sr. unsec. sub. notes 2.00%, 5/15/30	147,000	131,816
		23,503,638
Technology (1.9%)
Ahead DB Holdings, LLC 144A company guaranty sr. unsec. notes 6.625%, 5/1/28	175,000	156,349
Alphabet, Inc. sr. unsec. bonds 2.25%, 8/15/60	520,000	404,186
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	505,000	492,186
Apple, Inc. sr. unsec. bonds 4.25%, 2/9/47	1,420,000	1,591,356
Apple, Inc. sr. unsec. bonds 2.80%, 2/8/61	310,000	266,543
Apple, Inc. sr. unsec. notes 2.85%, 5/11/24	175,000	176,441
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	350,000	395,567
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	453,000	476,216
Arches Buyer, Inc. 144A sr. notes 4.25%, 6/1/28	135,000	125,936
Arches Buyer, Inc. 144A sr. unsec. notes 6.125%, 12/1/28	55,000	50,839
Black Knight InfoServ, LLC 144A company guaranty sr. unsec. notes 3.625%, 9/1/28	85,000	80,555
Boxer Parent Co., Inc. 144A company guaranty sr. notes 7.125%, 10/2/25	30,000	31,096
Boxer Parent Co., Inc. 144A notes 9.125%, 3/1/26	85,000	87,550
Broadcom Corp./Broadcom Cayman Finance, Ltd. company guaranty sr. unsec. unsub. notes 3.50%, 1/15/28	1,225,000	1,202,764
Broadcom, Inc. company guaranty sr. unsec. bonds 4.15%, 11/15/30	434,000	439,854
Broadcom, Inc. 144A sr. unsec. bonds 3.187%, 11/15/36	153,000	132,818
Cisco Systems, Inc./California sr. unsec. unsub. bonds 5.90%, 2/15/39	315,000	410,864
Cisco Systems, Inc./California sr. unsec. unsub. notes 2.50%, 9/20/26	520,000	515,189
Citrix Systems, Inc. sr. unsec. sub. notes 1.25%, 3/1/26	763,000	741,802
Clarivate Science Holdings Corp. 144A sr. unsec. notes 4.875%, 7/1/29	115,000	108,193
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	45,000	45,522

Dynamic Asset Allocation Conservative Fund 63

CORPORATE BONDS AND NOTES (23.2%)* cont.	Principal amount	Value
Technology cont.
CommScope, Inc. 144A company guaranty sr. unsec. notes 8.25%, 3/1/27	$75,000	$72,938
Condor Merger Sub., Inc. 144A sr. unsec. notes 7.375%, 2/15/30	80,000	76,739
Crowdstrike Holdings, Inc. company guaranty sr. unsec. notes 3.00%, 2/15/29	100,000	91,750
Dell International, LLC/EMC Corp. company guaranty sr. bonds 8.35%, 7/15/46	20,000	29,228
Diebold Nixdorf, Inc. 144A company guaranty sr. notes 9.375%, 7/15/25	50,000	50,794
Google, LLC sr. unsec. notes 3.375%, 2/25/24	540,000	551,287
IBM Corp. sr. unsec. unsub. notes 1.875%, 8/1/22	675,000	676,316
Imola Merger Corp. 144A sr. notes 4.75%, 5/15/29	185,000	178,148
Microchip Technology, Inc. company guaranty sr. notes 4.333%, 6/1/23	270,000	274,240
Microchip Technology, Inc. company guaranty sr. unsec. notes 4.25%, 9/1/25	105,000	106,253
Microsoft Corp. sr. unsec. unsub. bonds 2.921%, 3/17/52	1,170,000	1,097,915
Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	1,800,000	1,784,933
Oracle Corp. sr. unsec. bonds 3.65%, 3/25/41	510,000	445,452
Oracle Corp. sr. unsec. notes 2.50%, 5/15/22	550,000	550,326
Oracle Corp. sr. unsec. unsub. bonds 4.00%, 11/15/47	1,105,000	977,228
Oracle Corp. sr. unsec. unsub. notes 5.375%, 7/15/40	310,000	327,089
Oracle Corp. sr. unsec. unsub. notes 2.50%, 10/15/22	832,000	835,124
Rocket Software, Inc. 144A sr. unsec. notes 6.50%, 2/15/29	140,000	126,700
salesforce.com, Inc. sr. unsec. bonds 3.05%, 7/15/61	490,000	429,827
salesforce.com, Inc. sr. unsec. bonds 2.90%, 7/15/51	490,000	435,076
Sensata Technologies, Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/31	385,000	356,125
ServiceNow, Inc. sr. unsec. notes 1.40%, 9/1/30	545,000	463,182
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A company guaranty sr. notes 5.75%, 6/1/25	40,000	40,350
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/1/29	80,000	74,000
Twilio, Inc. company guaranty sr. unsec. notes 3.875%, 3/15/31	55,000	51,123
Twilio, Inc. company guaranty sr. unsec. notes 3.625%, 3/15/29	105,000	98,963
Workday, Inc. sr. unsec. notes 3.70%, 4/1/29	145,000	145,276
ZoomInfo Technologies, LLC/ZoomInfo Finance Corp. 144A company guaranty sr. unsec. notes 3.875%, 2/1/29	215,000	196,515
		18,474,723
Transportation (0.3%)
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.75%, 4/20/29	105,000	104,606
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.50%, 4/20/26	105,000	105,788
Canadian Pacific Railway Co. company guaranty sr. unsec. unsub. notes 1.75%, 12/2/26 (Canada)	950,000	894,873
CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44	370,000	381,253
Delta Air Lines, Inc./SkyMiles IP, Ltd. 144A company guaranty sr. notes 4.75%, 10/20/28	155,000	156,187

64 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (23.2%)* cont.	Principal amount	Value
Transportation cont.
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. bonds 3.40%, 11/15/26	$210,000	$209,053
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. notes 3.90%, 2/1/24	315,000	319,081
United Airlines, Inc. 144A company guaranty sr. notes 4.625%, 4/15/29	40,000	38,038
United Airlines, Inc. 144A company guaranty sr. notes 4.375%, 4/15/26	40,000	39,347
Watco Cos., LLC/Watco Finance Corp. 144A sr. unsec. notes 6.50%, 6/15/27	270,000	265,456
		2,513,682
Utilities and power (1.4%)
AES Corp. (The) sr. unsec. unsub. notes 2.45%, 1/15/31	592,000	529,399
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J, 4.30%, 12/1/28	575,000	594,466
American Transmission Systems, Inc. 144A sr. unsec. bonds 2.65%, 1/15/32	140,000	129,388
Boardwalk Pipelines LP company guaranty sr. unsec. notes 3.60%, 9/1/32	88,000	83,897
Buckeye Partners LP sr. unsec. bonds 5.85%, 11/15/43	45,000	38,360
Buckeye Partners LP sr. unsec. notes 3.95%, 12/1/26	25,000	24,431
Buckeye Partners LP 144A sr. unsec. notes 4.50%, 3/1/28	40,000	38,318
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	20,000	20,100
Calpine Corp. 144A company guaranty sr. notes 4.50%, 2/15/28	150,000	146,322
Calpine Corp. 144A sr. unsec. notes 5.00%, 2/1/31	20,000	18,200
Calpine Corp. 144A sr. unsec. notes 4.625%, 2/1/29	10,000	9,200
Commonwealth Edison Co. 1st mtge. bonds 5.90%, 3/15/36	208,000	255,306
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes 4.20%, 3/15/42	205,000	206,498
Duke Energy Corp. sr. unsec. bonds 4.20%, 6/15/49	570,000	569,006
Duke Energy Corp. sr. unsec. notes 3.15%, 8/15/27	775,000	766,541
Duke Energy Indiana LLC sr. bonds 6.45%, 4/1/39	255,000	324,772
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	585,000	594,626
Duke Energy Progress, LLC sr. notes 3.375%, 9/1/23	164,000	165,894
Enbridge, Inc. company guaranty sr. unsec. unsub. bonds 4.50%, 6/10/44 (Canada)	495,000	500,700
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	395,000	408,577
Energy Transfer LP company guaranty sr. unsec. bonds 3.75%, 5/15/30	1,080,000	1,062,459
Energy Transfer LP company guaranty sr. unsec. notes 2.90%, 5/15/25	78,000	76,296
Energy Transfer LP jr. unsec. sub. FRN 6.625%, perpetual maturity	935,000	836,825
Energy Transfer LP sr. unsec. unsub. bonds 6.125%, 12/15/45	66,000	72,782
Enterprise Products Operating, LLC company guaranty sr. unsec. notes 2.80%, 1/31/30	286,000	274,907
Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. bonds 4.25%, 2/15/48	1,310,000	1,315,437
IPALCO Enterprises, Inc. sr. notes 4.25%, 5/1/30	125,000	125,192
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	68,000	68,176

Dynamic Asset Allocation Conservative Fund 65

CORPORATE BONDS AND NOTES (23.2%)* cont.	Principal amount	Value
Utilities and power cont.
Kinder Morgan Energy Partners LP company guaranty sr. unsec. unsub. notes 3.45%, 2/15/23	$210,000	$211,471
Kinder Morgan, Inc./DE company guaranty sr. unsec. notes Ser. GMTN, 7.75%, 1/15/32	17,000	21,908
NRG Energy, Inc. company guaranty sr. unsec. notes 6.625%, 1/15/27	6,000	6,183
NRG Energy, Inc. 144A company guaranty sr. bonds 4.45%, 6/15/29	65,000	65,027
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	249,000	248,833
NRG Energy, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 2/15/32	390,000	343,200
NRG Energy, Inc. 144A sr. unsec. bonds 5.25%, 6/15/29	40,000	39,089
NSTAR Electric Co. sr. unsec. unsub. notes 2.375%, 10/15/22 (Canada)	350,000	350,867
Oncor Electric Delivery Co., LLC sr. notes 5.30%, 6/1/42	110,000	132,349
Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	560,000	553,825
Pacific Gas and Electric Co. company guaranty sr. unsec. unsub. notes 2.95%, 3/1/26	95,000	90,272
Pacific Gas and Electric Co. notes 2.10%, 8/1/27	85,000	76,376
Pacific Gas and Electric Co. sr. notes 3.30%, 3/15/27	25,000	23,993
Pacific Gas and Electric Co. sr. notes 1.367%, 3/10/23	1,645,000	1,616,031
Public Service Electric & Gas Co. sr. notes Ser. MTN, 5.50%, 3/1/40	215,000	259,766
Vistra Corp. 144A jr. unsec. sub. FRN 7.00%, perpetual maturity	45,000	43,819
Vistra Operations Co., LLC 144A company guaranty sr. notes 4.30%, 7/15/29	311,000	300,189
Vistra Operations Co., LLC 144A company guaranty sr. notes 3.55%, 7/15/24	275,000	272,394
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes 5.50%, 9/1/26	125,000	125,684
Vistra Operations Co., LLC 144A company guaranty sr. unsec. sub. notes 5.00%, 7/31/27	65,000	63,948
		14,101,299
Total corporate bonds and notes (cost $234,351,808)		$228,490,769

MORTGAGE-BACKED SECURITIES (7.0%)*	Principal amount	Value
Agency collateralized mortgage obligations (2.2%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3408, Class EK, ((-4.024 x 1 Month US LIBOR) + 25.79%), 24.197%, 4/15/37	$37,614	$58,678
REMICs IFB Ser. 3065, Class DC, ((-3 x 1 Month US LIBOR) + 19.86%), 18.67%, 3/15/35	71,516	90,825
REMICs IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR) + 16.95%), 15.932%, 6/15/34	21,972	23,729
REMICs IFB Ser. 4326, Class GS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.653%, 4/15/44	3,957,840	541,465
REMICs Ser. 5079, Class BI, IO, 5.50%, 2/25/51	2,592,505	509,775
REMICs Ser. 5170, Class CI, IO, 5.50%, 5/25/44	2,702,786	543,274
REMICs Ser. 5117, Class CI, IO, 5.00%, 6/25/51	6,360,436	1,130,601
REMICs Ser. 5024, Class HI, IO, 4.50%, 10/25/50	3,583,768	664,203
REMICs Ser. 5138, Class YI, IO, 4.50%, 12/25/49	4,125,454	883,914

66 Dynamic Asset Allocation Conservative Fund

MORTGAGE-BACKED SECURITIES (7.0%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
REMICs Ser. 5162, Class HI, IO, 4.00%, 11/25/51	$4,449,061	$766,680
REMICs Ser. 5134, Class IB, IO, 4.00%, 8/25/51	3,735,988	652,191
REMICs Ser. 5119, Class IC, IO, 4.00%, 6/25/51	5,971,949	1,067,486
REMICs Ser. 5121, Class KI, IO, 4.00%, 6/25/51	3,395,724	683,914
REMICs Ser. 5080, Class DI, IO, 4.00%, 3/25/51	6,085,914	1,108,140
REMICs Ser. 5036, Class IK, IO, 4.00%, 4/25/50	3,339,272	594,724
REMICs Ser. 5152, Class IE, IO, 3.50%, 10/25/51	4,890,583	784,185
REMICs Ser. 5142, Class AI, IO, 3.50%, 9/25/51	3,481,418	566,124
REMICs Ser. 5010, Class IA, IO, 3.50%, 9/25/50	2,430,344	426,960
REMICs Ser. 5167, IO, 3.00%, 11/25/51	4,497,418	685,856
REMICs Ser. 5127, Class AI, IO, 3.00%, 6/25/51	5,433,582	865,831
REMICs Ser. 5094, Class AI, IO, 3.00%, 4/25/41	6,293,792	793,361
REMICs Ser. 3391, PO, zero %, 4/15/37	3,202	2,818
Federal National Mortgage Association
REMICs IFB Ser. 06-62, Class PS, ((-6 x 1 Month US LIBOR) + 39.90%), 37.161%, 7/25/36	11,358	21,012
REMICs IFB Ser. 06-8, Class HP, ((-3.667 x 1 Month US LIBOR) + 24.57%), 22.893%, 3/25/36	42,638	58,835
REMICs IFB Ser. 05-106, Class JC, ((-3.101 x 1 Month US LIBOR) + 20.12%), 18.708%, 12/25/35	21,163	28,571
REMICs IFB Ser. 17-69, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 5.693%, 9/25/47	3,328,056	532,469
REMICs IFB Ser. 19-43, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.643%, 8/25/49	2,773,375	456,355
REMICs Ser. 21-67, Class DI, IO, 4.00%, 10/25/51	5,503,315	1,097,133
REMICs Ser. 21-28, Class GI, IO, 4.00%, 5/25/51	3,722,450	705,367
REMICs Ser. 20-67, Class JI, IO, 4.00%, 9/25/50	3,988,551	719,752
REMICs Ser. 21-65, Class LI, IO, 3.50%, 10/25/51	2,763,026	462,807
REMICs Ser. 20-96, Class JI, IO, 3.00%, 1/25/51	5,327,804	638,433
REMICs Ser. 21-28, Class NI, IO, 3.00%, 5/25/41	5,265,211	578,647
REMICs Ser. 21-45, Class MI, IO, 2.50%, 2/25/49	4,189,938	608,052
REMICs Ser. 07-14, Class KO, PO, zero %, 3/25/37	9,341	8,407
REMICs Ser. 06-125, Class OX, PO, zero %, 1/25/37	676	602
REMICs Ser. 06-84, Class OT, PO, zero %, 9/25/36	1,195	1,051
Government National Mortgage Association
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	110,112	21,815
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	21,590	3,880
Ser. 14-116, Class IL, IO, 4.00%, 8/20/44	985,793	123,609
Ser. 13-14, IO, 3.50%, 12/20/42	199,485	22,083
Ser. 21-117, Class MI, IO, 3.50%, 5/20/42	5,026,271	737,857
Ser. 20-138, Class AI, IO, 3.00%, 9/20/50	2,498,981	302,372
Ser. 16-H16, Class EI, IO, 2.199%, 6/20/66 W	2,137,997	126,142
FRB Ser. 16-H16, Class LI, IO, 2.113%, 7/20/66 W	9,229,384	507,616
Ser. 15-H26, Class EI, IO, 1.723%, 10/20/65 W	1,073,571	55,396
Ser. 15-H25, Class BI, IO, 1.713%, 10/20/65 W	1,858,408	98,496
		21,361,493

Dynamic Asset Allocation Conservative Fund 67

MORTGAGE-BACKED SECURITIES (7.0%)* cont.	Principal amount	Value
Commercial mortgage-backed securities (2.4%)
Arbor Multifamily Mortgage Securities Trust 144A FRB Ser. 20-MF1, Class XA, IO, 0.965%, 5/15/53 W	$3,181,979	$194,149
AREIT CRE Trust 144A
FRB Ser. 20-CRE4, Class C, 3.272%, 4/15/37	335,000	337,228
FRB Ser. 21-CRE5, Class A, 1.477%, 7/17/26 (Cayman Islands)	379,000	376,878
BANK
FRB Ser. 17-BNK8, Class B, 3.925%, 11/15/50 W	275,000	275,044
FRB Ser. 19-BN22, Class C, 3.461%, 11/15/62 W	382,000	361,987
FRB Ser. 19-BN20, Class XA, IO, 0.853%, 9/15/62 W	4,147,846	207,786
Barclays Commercial Mortgage Trust
Ser. 19-C3, Class C, 4.178%, 5/15/52	282,000	273,975
FRB Ser. 19-C4, Class XA, IO, 1.586%, 8/15/52 W	2,840,868	248,707
BBCMS Mortgage Trust 144A Ser. 21-C11, Class D, 2.00%, 9/15/54	274,000	204,885
Benchmark Mortgage Trust
Ser. 18-B8, Class AS, 4.532%, 1/15/52 W	173,000	182,072
Ser. 19-B11, Class AS, 3.784%, 5/15/52	181,000	180,924
BXMT, Ltd. 144A FRB Ser. 21-FL4, Class A, 1.447%, 5/15/38 (Cayman Islands)	399,000	392,330
CD Commercial Mortgage Trust FRB Ser. 17-CD6, Class AM, 3.709%, 11/13/50 W	374,000	369,835
CFCRE Commercial Mortgage Trust FRB Ser. 17-C8, Class B, 4.199%, 6/15/50 W	179,000	176,011
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.124%, 12/15/47 W	71,648	72,436
FRB Ser. 11-C2, Class E, 5.124%, 12/15/47 W	411,000	409,192
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 14-GC19, Class D, 5.091%, 3/10/47 W	266,000	265,367
FRB Ser. 06-C5, Class XC, IO, 0.364%, 10/15/49 W	3,678,852	37
COMM Mortgage Trust
FRB Ser. 13-CR13, Class C, 4.881%, 11/10/46 W	545,000	543,477
FRB Ser. 14-CR17, Class C, 4.784%, 5/10/47 W	217,000	215,842
FRB Ser. 14-CR18, Class C, 4.746%, 7/15/47 W	246,000	237,568
Ser. 13-CR11, Class AM, 4.715%, 8/10/50 W	233,000	238,110
Ser. 14-LC15, Class B, 4.599%, 4/10/47 W	190,000	190,064
FRB Ser. 15-LC21, Class B, 4.334%, 7/10/48 W	289,000	298,921
FRB Ser. 15-LC19, Class C, 4.231%, 2/10/48 W	433,000	427,980
Ser. 14-LC15, Class AM, 4.198%, 4/10/47	286,000	288,772
Ser. 14-CR21, Class AM, 3.987%, 12/10/47	701,000	699,233
FRB Ser. 14-UBS4, Class XA, IO, 1.094%, 8/10/47 W	4,438,739	85,188
FRB Ser. 13-LC13, Class XA, IO, 0.993%, 8/10/46 W	3,727,283	40,637
FRB Ser. 14-CR18, Class XA, IO, 0.992%, 7/15/47 W	1,119,056	20,266
FRB Ser. 14-CR17, Class XA, IO, 0.957%, 5/10/47 W	2,359,866	37,621
FRB Ser. 14-UBS6, Class XA, IO, 0.858%, 12/10/47 W	3,798,166	67,816
FRB Ser. 14-CR14, Class XA, IO, 0.536%, 2/10/47 W	11,490,952	96,440
COMM Mortgage Trust 144A
FRB Ser. 10-C1, Class D, 5.754%, 7/10/46 W	601,129	573,608
FRB Ser. 13-CR13, Class D, 4.881%, 11/10/46 W	299,000	288,457
FRB Ser. 13-CR9, Class D, 4.278%, 7/10/45 W	215,000	166,078

68 Dynamic Asset Allocation Conservative Fund

MORTGAGE-BACKED SECURITIES (7.0%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
CSAIL Commercial Mortgage Trust
FRB Ser. 15-C1, Class C, 4.261%, 4/15/50 W	$708,000	$646,410
Ser. 16-C7, Class AS, 3.958%, 11/15/49 W	255,000	254,146
Ser. 15-C2, Class AS, 3.849%, 6/15/57 W	264,000	260,897
Ser. 19-C17, Class AS, 3.278%, 9/15/52	277,000	267,420
FRB Ser. 20-C19, Class XA, IO, 1.114%, 3/15/53 W	5,760,207	403,687
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D, 5.389%, 8/10/44 W	784,956	780,482
Federal Home Loan Mortgage Corporation Multifamily Structured Pass-Through Certificates FRB Ser. K740, Class X1, IO, 0.758%, 9/25/27 W	4,665,155	165,307
GS Mortgage Securities Corp., II FRB Ser. 13-GC10, Class XA, IO, 1.472%, 2/10/46 W	5,433,800	43,792
GS Mortgage Securities Trust FRB Ser. 14-GC22, Class C, 4.688%, 6/10/47 W	715,000	700,003
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.525%, 8/10/43 W	435,000	328,040
FRB Ser. 13-GC14, Class B, 4.735%, 8/10/46 W	219,000	221,457
Ser. 12-GCJ9, Class C, 4.448%, 11/10/45 W	373,000	369,923
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C19, Class C, 4.654%, 4/15/47 W	84,000	82,529
FRB Ser. 14-C22, Class C, 4.554%, 9/15/47 W	204,000	190,828
FRB Ser. 13-C12, Class B, 4.095%, 7/15/45 W	235,000	234,865
FRB Ser. 13-C12, Class C, 4.095%, 7/15/45 W	378,000	376,202
FRB Ser. 14-C25, Class XA, IO, 0.825%, 11/15/47 W	3,119,765	55,298
FRB Ser. 14-C19, Class XA, IO, 0.646%, 4/15/47 W	3,564,487	35,623
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 13-C16, Class C, 5.008%, 12/15/46 W	202,000	203,420
Ser. 14-C20, Class AS, 4.043%, 7/15/47	320,000	322,204
FRB Ser. 13-LC11, Class XA, IO, 1.226%, 4/15/46 W	2,663,612	24,272
JPMorgan Chase Commercial Mortgage Securities Trust 144A FRB Ser. 12-C6, Class E, 5.27%, 5/15/45 W	253,000	214,506
LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class B, 3.165%, 4/20/48 W	739,000	718,315
Mezz Cap Commercial Mortgage Trust 144A FRB Ser. 07-C5, Class X, IO, 5.704%, 12/15/49 W	10,238	—
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C14, Class C, 5.053%, 2/15/47 W	295,000	302,283
Ser. 14-C15, Class B, 4.565%, 4/15/47 W	215,000	216,608
FRB Ser. 14-C17, Class C, 4.472%, 8/15/47 W	322,000	308,438
FRB Ser. 15-C24, Class B, 4.343%, 5/15/48 W	193,000	193,463
Ser. 13-C8, Class B, 3.52%, 12/15/48 W	294,000	292,941
FRB Ser. 14-C17, Class XA, IO, 1.046%, 8/15/47 W	2,655,902	42,792
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 12-C5, Class E, 4.624%, 8/15/45 W	414,000	413,164
FRB Ser. 12-C6, Class D, 4.586%, 11/15/45 W	265,000	262,537
Morgan Stanley Capital I Trust Ser. 16-UB12, Class AS, 3.778%, 12/15/49 W	193,000	188,026

Dynamic Asset Allocation Conservative Fund 69

MORTGAGE-BACKED SECURITIES (7.0%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Morgan Stanley Capital I Trust 144A
FRB Ser. 07-IQ15, Class C, 6.273%, 6/11/49 W	$52,083	$52,901
FRB Ser. 11-C3, Class D, 5.086%, 7/15/49 W	206,000	206,082
PFP, Ltd. 144A REMICs FRB Ser. 21-8, Class AS, 1.681%, 8/9/37 (Cayman Islands)	276,000	271,179
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E, 8.00%, 12/28/38 (In default) †	357,873	4
UBS Commercial Mortgage Trust
FRB Ser. 17-C7, Class XA, IO, 1.01%, 12/15/50 W	3,201,893	135,430
FRB Ser. 18-C8, Class XA, IO, 0.853%, 2/15/51 W	3,960,907	157,063
UBS Commercial Mortgage Trust 144A FRB Ser. 12-C1, Class C, 5.84%, 5/10/45 W	576,000	575,566
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C2, Class D, 4.947%, 5/10/63 W	319,000	157,841
FRB Ser. 12-C4, Class XA, IO, 1.572%, 12/10/45 W	828,720	2,912
FRB Ser. 12-C2, Class XA, IO, 1.299%, 5/10/63 W	7,862,202	5,825
VMC Finance, LLC 144A FRB Ser. 21-FL4, Class A, 1.568%, 6/16/36	159,729	157,669
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class AS, 4.305%, 7/15/46 W	251,000	248,126
FRB Ser. 13-LC12, Class C, 4.305%, 7/15/46 W	409,000	365,988
Ser. 15-NXS3, Class AS, 3.972%, 9/15/57 W	208,000	210,833
FRB Ser. 16-LC25, Class AS, 3.872%, 12/15/59 W	263,000	265,497
Ser. 16-BNK1, Class AS, 2.814%, 8/15/49	216,000	204,485
FRB Ser. 19-C52, Class XA, IO, 1.591%, 8/15/52 W	2,393,261	204,435
FRB Ser. 14-LC16, Class XA, IO, 1.099%, 8/15/50 W	4,347,980	79,359
FRB Ser. 16-LC25, Class XA, IO, 0.833%, 12/15/59 W	4,210,445	130,873
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12, Class D, 4.305%, 7/15/46 W	401,000	228,453
WF-RBS Commercial Mortgage Trust
Ser. 13-C18, Class AS, 4.387%, 12/15/46 W	629,000	637,341
FRB Ser. 13-C11, Class C, 4.182%, 3/15/45 W	628,000	628,960
Ser. 13-C11, Class AS, 3.311%, 3/15/45	290,000	289,788
Ser. 12-C10, Class AS, 3.241%, 12/15/45	222,000	222,122
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C3, Class D, 5.294%, 3/15/44 W	526,390	254,089
Ser. 11-C4, Class E, 4.888%, 6/15/44 W	123,000	90,393
FRB Ser. 12-C9, Class D, 4.818%, 11/15/45 W	291,000	286,771
FRB Ser. 13-C15, Class D, 4.506%, 8/15/46 W	153,000	99,847
FRB Ser. 12-C10, Class XA, IO, 1.479%, 12/15/45 W	1,974,321	7,212
FRB Ser. 12-C9, Class XB, IO, 0.723%, 11/15/45 W	6,676,000	14,020
		24,355,863
Residential mortgage-backed securities (non-agency) (2.4%)
American Home Mortgage Investment Trust FRB Ser. 07-1, Class GA1C, (1 Month US LIBOR + 0.19%), 0.647%, 5/25/47	481,485	285,876
Arroyo Mortgage Trust 144A
Ser. 19-1, Class A3, 3.996%, 1/25/49 W	72,463	71,423
Ser. 19-3, Class A3, 3.416%, 10/25/48 W	101,146	98,029
Banc of America Funding Trust FRB Ser. 05-B, Class 3M1, (1 Month US LIBOR + 0.68%), 1.124%, 4/20/35	64,859	64,904

70 Dynamic Asset Allocation Conservative Fund

MORTGAGE-BACKED SECURITIES (7.0%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
BankUnited Trust FRB Ser. 05-1, Class 1A1, (1 Month US LIBOR + 0.60%), 1.057%, 9/25/45	$74,086	$71,989
Bear Stearns Asset Backed Securities I Trust FRB Ser. 05-HE8, Class M3, (1 Month US LIBOR + 1.95%), 2.407%, 8/25/35	149,229	149,396
Bellemeade Re, Ltd. 144A FRB Ser. 19-4A, Class M1C, (1 Month US LIBOR + 2.50%), 2.957%, 10/25/29 (Bermuda)	471,000	464,838
BRAVO Residential Funding Trust 144A Ser. 21-C, Class A1, 1.62%, 3/1/61	281,233	264,368
Bunker Hill Loan Depositary Trust 144A Ser. 20-1, Class A2, 2.60%, 2/25/55 W	250,000	247,625
Cascade Funding Mortgage Trust, LLC 144A Ser. 21-HB7, Class M2, 2.679%, 10/27/31 W	601,000	582,705
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A, 2.778%, 5/25/35 W	136,838	137,887
COLT Mortgage Loan Trust 144A Ser. 20-2, Class A1, 1.853%, 3/25/65 W	23,281	23,069
Countrywide Alternative Loan Trust
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.66%), 1.107%, 11/20/35	275,490	265,676
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%), 1.081%, 6/25/46	275,322	254,597
FRB Ser. 05-65CB, Class 2A1, (1 Month US LIBOR + 0.43%), 0.882%, 12/25/35	365,296	267,416
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.38%), 0.837%, 8/25/46	420,490	374,871
FRB Ser. 06-OA19, Class A1, (1 Month US LIBOR + 0.18%), 0.629%, 2/20/47	251,895	204,732
Credit Suisse Mortgage Trust 144A Ser. 21-RPL4, Class A1, 1.796%, 12/27/60 W	175,968	167,169
CSMC Trust 144A Ser. 21-RPL7, Class A1, 1.926%, 7/27/61 W	185,535	172,576
Deephaven Residential Mortgage Trust 144A Ser. 20-2, Class A1, 1.692%, 5/25/65	24,058	23,945
Eagle Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR + 1.70%), 1.887%, 11/25/28 (Bermuda)	189,271	188,257
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-HQA1, Class M3, (1 Month US LIBOR + 6.35%), 6.807%, 9/25/28	439,575	475,996
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class M3, (1 Month US LIBOR + 5.55%), 6.007%, 7/25/28	510,659	543,657
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3, (1 Month US LIBOR + 5.15%), 5.607%, 11/25/28	304,278	321,314
Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class M3, (1 Month US LIBOR + 5.00%), 5.457%, 12/25/28	329,335	346,463
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class M3, (1 Month US LIBOR + 4.70%), 5.157%, 4/25/28	126,658	132,010
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M3, (1 Month US LIBOR + 4.65%), 5.107%, 10/25/28	1,165,317	1,205,832
Structured Agency Credit Risk Debt FRN Ser. 17-HQA1, Class M2, (1 Month US LIBOR + 3.55%), 4.007%, 8/25/29	171,861	175,083
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class M2, (1 Month US LIBOR + 3.45%), 3.907%, 10/25/29	261,677	271,654

Dynamic Asset Allocation Conservative Fund 71

MORTGAGE-BACKED SECURITIES (7.0%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation 144A
Seasoned Credit Risk Transfer Trust FRB Ser. 17-2, Class 2, 4.00%, 8/25/56 W	$182,000	$181,213
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2, (1 Month US LIBOR + 2.65%), 3.107%, 1/25/49	106,943	107,215
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2, (1 Month US LIBOR + 2.45%), 2.907%, 3/25/49	10,563	10,563
Structured Agency Credit Risk Trust FRB Ser. 18-HRP2, Class M3, (1 Month US LIBOR + 2.40%), 2.857%, 2/25/47	311,000	310,159
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class M2, (1 Month US LIBOR + 2.35%), 2.807%, 2/25/49	95,557	96,358
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class M2, (1 Month US LIBOR + 2.30%), 2.757%, 10/25/48	66,200	66,040
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class M2, (1 Month US LIBOR + 2.10%), 2.557%, 9/25/48	438,448	440,367
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class M2B, (1 Month US LIBOR + 2.10%), 2.557%, 9/25/48	58,000	57,858
Structured Agency Credit Risk Debt FRN Ser. 21-DNA2, Class M2, (US 30 Day Average SOFR + 2.30%), 2.399%, 8/25/33	440,000	433,732
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA1, Class M2, (1 Month US LIBOR + 1.90%), 2.357%, 1/25/50	53,124	53,170
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA1, Class M1B, (US 30 Day Average SOFR + 1.85%), 1.949%, 1/25/42	138,000	130,187
Structured Agency Credit Risk Trust FRB Ser. 18-HRP2, Class M3AS, (1 Month US LIBOR + 1.00%), 1.457%, 2/25/47	1,298,220	1,286,310
Structured Agency Credit Risk Debt FRN Ser. 22-DNA2, Class M1A, (US 30 Day Average SOFR + 1.30%), 1.399%, 2/25/42	172,725	171,430
Structured Agency Credit Risk Trust REMICs FRB Ser. 21-HQA3, Class M1, (US 30 Day Average SOFR + 0.85%), 0.949%, 9/25/41	79,000	77,005
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 2M2, (1 Month US LIBOR + 6.95%), 7.407%, 8/25/28	362,566	384,484
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2, (1 Month US LIBOR + 6.75%), 7.207%, 8/25/28	546,227	583,396
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2, (1 Month US LIBOR + 6.00%), 6.457%, 9/25/28	403,777	425,477
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2, (1 Month US LIBOR + 5.90%), 6.357%, 10/25/28	23,942	25,199
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, (1 Month US LIBOR + 5.70%), 6.157%, 4/25/28	670,670	717,399
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2, (1 Month US LIBOR + 5.55%), 6.007%, 4/25/28	722,205	749,064
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2, (1 Month US LIBOR + 5.00%), 5.457%, 7/25/25	2,020	2,023
Connecticut Avenue Securities FRB Ser. 14-C04, Class 2M2, (1 Month US LIBOR + 5.00%), 5.457%, 11/25/24	13,470	13,615
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2, (1 Month US LIBOR + 4.90%), 5.357%, 11/25/24	75,020	77,168
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2, (1 Month US LIBOR + 4.45%), 4.907%, 1/25/29	710,999	735,305

72 Dynamic Asset Allocation Conservative Fund

MORTGAGE-BACKED SECURITIES (7.0%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C07, Class 2M2, (1 Month US LIBOR + 4.35%), 4.807%, 5/25/29	$441,825	$459,993
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2, (1 Month US LIBOR + 4.30%), 4.757%, 2/25/25	26,735	27,163
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2, (1 Month US LIBOR + 4.25%), 4.707%, 4/25/29	300,893	314,036
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2, (1 Month US LIBOR + 4.25%), 4.707%, 1/25/29	803,482	822,329
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2, (1 Month US LIBOR + 4.00%), 4.457%, 5/25/25	33,580	33,975
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2M2C, (1 Month US LIBOR + 3.65%), 4.107%, 9/25/29	27,000	27,700
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2, (1 Month US LIBOR + 3.55%), 4.007%, 7/25/29	612,456	625,255
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2C, (1 Month US LIBOR + 3.55%), 4.007%, 7/25/29	80,000	82,403
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2, (1 Month US LIBOR + 2.90%), 3.357%, 7/25/24	56,720	56,842
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2M2, (1 Month US LIBOR + 2.80%), 3.257%, 2/25/30	216,914	220,606
Connecticut Avenue Securities FRB Ser. 18-C01, Class 1ED5, (1 Month US LIBOR + 2.25%), 2.707%, 7/25/30	16,578	16,594
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1, (1 Month US LIBOR + 1.25%), 1.707%, 7/25/29	128,497	127,594
Connecticut Avenue Securities FRB Ser. 18-C05, Class 1ED1, (1 Month US LIBOR + 0.65%), 1.107%, 1/25/31	61,635	60,942
Connecticut Avenue Securities FRB Ser. 17-C04, Class 2ED1, (1 Month US LIBOR + 0.60%), 1.057%, 11/25/29	75,161	73,846
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2M2, (1 Month US LIBOR + 2.45%), 2.907%, 7/25/31	19,618	19,673
Connecticut Avenue Securities Trust FRB Ser. 19-HRP1, Class M2, (1 Month US LIBOR + 2.15%), 2.607%, 11/25/39	154,058	151,540
Connecticut Avenue Securities Trust FRB Ser. 20-R01, Class 1M2, (1 Month US LIBOR + 2.05%), 2.507%, 1/25/40	287,666	287,307
Connecticut Avenue Securities Trust FRB Ser. 22-R02, Class 2M1, (US 30 Day Average SOFR + 1.10%), 1.299%, 1/25/42	102,211	101,445
Connecticut Avenue Securities FRB Ser. 21-R02, Class 2M1, (US 30 Day Average SOFR + 0.90%), 0.999%, 11/25/41	67,990	67,270
Connecticut Avenue Securities Trust FRB Ser. 21-R01, Class 1M1, (US 30 Day Average SOFR + 0.75%), 0.849%, 10/25/41	47,032	46,694
FWD Securitization Trust 144A Ser. 19-INV1, Class A3, 3.11%, 6/25/49 W	473,861	471,821
Home Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR + 1.60%), 2.057%, 10/25/28 (Bermuda)	84,046	83,277
Legacy Mortgage Asset Trust 144A
Ser. 20-GS5, Class A1, 3.25%, 6/25/60	372,321	370,460
FRB Ser. 19-GS7, Class A1, 3.25%, 11/25/59	251,294	250,038
FRB Ser. 20-GS1, Class A1, 2.882%, 10/25/59	232,898	229,637

Dynamic Asset Allocation Conservative Fund 73

MORTGAGE-BACKED SECURITIES (7.0%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Long Beach Mortgage Loan Trust FRB Ser. 04-1, Class A2, (1 Month US LIBOR + 0.80%), 1.257%, 2/25/34	$335,959	$330,784
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2, 2.813%, 2/25/35 W	76,017	74,024
Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-HE6, Class M1, (1 Month US LIBOR + 0.83%), 1.282%, 8/25/34	113,606	111,737
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1, 1.013%, 8/26/47 W	95,822	89,787
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates FRB Ser. 04-WCW2, Class M3, (1 Month US LIBOR + 1.05%), 1.507%, 10/25/34	238,261	235,352
Residential Mortgage Loan Trust 144A Ser. 20-2, Class A2, 2.508%, 5/25/60 W	209,000	204,119
RMF Buyout Issuance Trust 144A Ser. 20-HB1, Class A1, 1.719%, 10/25/50 W	167,963	158,070
Starwood Mortgage Residential Trust 144A
Ser. 20-2, Class M1E, 3.00%, 4/25/60	493,000	490,526
Ser. 20-3, Class A3, 2.591%, 4/25/65 W	403,000	397,069
Structured Asset Mortgage Investments II Trust
FRB Ser. 07-AR7, Class 1A1, (1 Month US LIBOR + 0.85%), 1.307%, 5/25/47	383,482	337,693
FRB Ser. 07-AR1, Class 2A1, (1 Month US LIBOR + 0.18%), 0.637%, 1/25/37	91,033	86,211
Towd Point Mortgage Trust 144A Ser. 16-5, Class M2, 3.375%, 10/25/56 W	174,000	169,211
Triangle Re, Ltd. 144A FRB Ser. 21-2, Class M1A, (1 Month US LIBOR + 2.05%), 2.507%, 10/25/33 (Bermuda)	164,000	162,532
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR12, Class 1A8, 2.849%, 10/25/35 W	248,590	239,265
FRB Ser. 04-AR3, Class A2, 2.61%, 6/25/34 W	126,638	126,006
FRB Ser. 05-AR9, Class A1C3, (1 Month US LIBOR + 0.96%), 1.417%, 7/25/45	117,997	111,484
FRB Ser. 04-AR13, Class A2B, (1 Month US LIBOR + 0.88%), 1.337%, 11/25/34	140,237	136,221
FRB Ser. 05-AR11, Class A1B3, (1 Month US LIBOR + 0.80%), 1.257%, 8/25/45	139,992	138,360
		23,614,985
Total mortgage-backed securities (cost $71,341,216)		$69,332,341

COLLATERALIZED LOAN OBLIGATIONS (1.8%)*	Principal amount	Value
522 Funding CLO, Ltd. 144A FRB Ser. 21-7A, Class A, (BBA LIBOR USD 3 Month + 1.07%), 1.329%, 4/23/34 (Cayman Islands)	$250,000	$247,863
AB BSL CLO 2, Ltd. 144A FRB Ser. 21-2A, Class A, (BBA LIBOR USD 3 Month + 1.10%), 1.341%, 4/15/34 (Cayman Islands)	500,000	493,992
AGL CLO 13, Ltd. 144A FRB Ser. 21-13A, Class A1, (BBA LIBOR USD 3 Month + 1.16%), 1.32%, 10/20/34 (Cayman Islands)	600,000	594,852
AGL CLO 6, Ltd. 144A FRB Ser. 21-6A, Class AR, (BBA LIBOR USD 3 Month + 1.20%), 1.454%, 7/20/34 (Cayman Islands)	100,000	99,330
Aimco CLO 14, Ltd. 144A FRB Ser. 21-14A, Class A, (BBA LIBOR USD 3 Month + 0.99%), 1.244%, 4/20/34 (Cayman Islands)	250,000	246,479

74 Dynamic Asset Allocation Conservative Fund

COLLATERALIZED LOAN OBLIGATIONS (1.8%)* cont.	Principal amount	Value
Apex Credit CLO, Ltd. 144A FRB Ser. 21-2A, Class A1R, (BBA LIBOR USD 3 Month + 1.15%), 1.408%, 10/25/32 (Cayman Islands)	$200,000	$198,420
Apidos CLO XII 144A FRB Ser. 18-12A, Class BR, (BBA LIBOR USD 3 Month + 1.40%), 1.641%, 4/15/31 (Cayman Islands)	500,000	493,057
Apidos CLO XXIII 144A FRB Ser. 20-23A, Class AR, (BBA LIBOR USD 3 Month + 1.22%), 1.461%, 4/15/33	600,000	596,235
Apidos CLO XXXV 144A FRB Ser. 21-35A, Class A, (BBA LIBOR USD 3 Month + 1.05%), 1.304%, 4/20/34 (Cayman Islands)	250,000	247,859
Apidos CLO XXXVII 144A FRB Ser. 21-37A, Class A, (BBA LIBOR USD 3 Month + 1.13%), 1.259%, 10/22/34 (Cayman Islands)	150,000	149,035
Ares LX CLO, Ltd. 144A FRB Ser. 21-60A, Class A, (BBA LIBOR USD 3 Month + 1.12%), 1.361%, 7/18/34 (Cayman Islands)	250,000	247,773
Ares XLI CLO, Ltd. 144A FRB Ser. 21-41A, Class AR2, (BBA LIBOR USD 3 Month + 1.07%), 1.311%, 4/15/34 (Cayman Islands)	500,000	496,305
Ballyrock CLO 17, Ltd. 144A FRB Ser. 21-17A, Class A1A, (BBA LIBOR USD 3 Month + 1.15%), 1.286%, 10/20/34 (Cayman Islands)	300,000	297,926
Benefit Street Partners CLO V-B, Ltd. 144A FRB Ser. 18-5BA, Class A1A, (BBA LIBOR USD 3 Month + 1.09%), 1.344%, 4/20/31	250,000	248,593
Black Diamond CLO, Ltd. 144A FRB Ser. 21-1A, Class A1A, (BBA LIBOR USD 3 Month + 1.25%), 1.452%, 11/22/34 (Cayman Islands)	400,000	395,034
BlueMountain CLO XXXII, Ltd. 144A FRB Ser. 21-32A, Class A, (BBA LIBOR USD 3 Month + 1.17%), 1.411%, 10/15/34 (Cayman Islands)	250,000	247,326
Cedar Funding XIV CLO, Ltd. 144A FRB Ser. 21-14A, Class B, (BBA LIBOR USD 3 Month + 1.60%), 1.841%, 7/15/33 (Cayman Islands)	250,000	246,806
Columbia Cent CLO 29, Ltd. 144A FRB Ser. 21-29A, Class AR, (BBA LIBOR USD 3 Month + 1.17%), 1.424%, 10/20/34	500,000	495,109
Elevation CLO, Ltd. 144A FRB Ser. 17-2A, Class A1R, (BBA LIBOR USD 3 Month + 1.23%), 1.471%, 10/15/29	441,378	440,544
Elmwood CLO II, Ltd. 144A FRB Ser. 21-2A, Class AR, (BBA LIBOR USD 3 Month + 1.15%), 1.404%, 4/20/34	265,000	262,076
Elmwood CLO IV, Ltd. 144A FRB Ser. 20-1A, Class A, (BBA LIBOR USD 3 Month + 1.24%), 1.481%, 4/15/33 (Cayman Islands)	350,000	348,541
Elmwood CLO V, Ltd. 144A FRB Ser. 21-2A, Class AR, (BBA LIBOR USD 3 Month + 1.15%), 1.404%, 10/20/34 (Cayman Islands)	250,000	247,952
Elmwood CLO V, Ltd. 144A FRB Ser. 21-2A, Class BR, (BBA LIBOR USD 3 Month + 1.65%), 1.904%, 10/20/34 (Cayman Islands)	100,000	99,580
Elmwood CLO VI, Ltd. 144A FRB Ser. 21-3A, Class BR, (BBA LIBOR USD 3 Month + 1.65%), 1.904%, 10/20/34 (Cayman Islands)	250,000	247,752
Elmwood CLO VIII, Ltd. 144A FRB Ser. 21-1A, Class B1, (BBA LIBOR USD 3 Month + 1.55%), 1.804%, 1/20/34 (Cayman Islands)	810,000	800,233
Galaxy XXII CLO, Ltd. 144A FRB Ser. 21-22A, Class ARR, (BBA LIBOR USD 3 Month + 1.20%), 1.441%, 4/16/34 (Cayman Islands)	350,000	347,345
GoldenTree Loan Management US CLO 5, Ltd. 144A FRB Ser. 21-5A, Class BR, (BBA LIBOR USD 3 Month + 1.55%), 1.804%, 10/20/32	500,000	496,000
Guggenheim 1828 CLO, Ltd. 144A FRB Ser. 18-1A, Class A1S1, (BBA LIBOR USD 3 Month + 1.23%), 1.471%, 10/15/31 (Cayman Islands)	249,053	248,632
HalseyPoint CLO I, Ltd. 144A FRB Ser. 19-1A, Class A1A1, (BBA LIBOR USD 3 Month + 1.35%), 1.604%, 1/20/33 (Cayman Islands)	550,000	545,263
HalseyPoint CLO II, Ltd. 144A FRB Ser. 20-2A, Class B, (BBA LIBOR USD 3 Month + 1.64%), 1.894%, 7/20/31 (Cayman Islands)	375,000	371,768
ICG US CLO, Ltd. 144A FRB Ser. 20-2RA, Class A2, (BBA LIBOR USD 3 Month + 1.80%), 2.041%, 1/16/33 (Cayman Islands)	314,000	310,108

Dynamic Asset Allocation Conservative Fund 75

COLLATERALIZED LOAN OBLIGATIONS (1.8%)* cont.	Principal amount	Value
ICG US CLO, Ltd. 144A FRB Ser. 21-3A, Class B1R, (BBA LIBOR USD 3 Month + 1.45%), 1.709%, 1/24/32 (Cayman Islands)	$632,000	$622,286
Jamestown CLO VI, Ltd. 144A FRB Ser. 18-6RA, Class A2B, (BBA LIBOR USD 3 Month + 1.78%), 2.038%, 4/25/30 (Cayman Islands)	323,000	319,991
Logan CLO I, Ltd. 144A FRB Ser. 21-1A, Class A, (BBA LIBOR USD 3 Month + 1.16%), 1.414%, 7/20/34 (Cayman Islands)	500,000	495,581
Magnetite CLO XXVI, Ltd. 144A FRB Ser. 21-26A, Class A1R, (BBA LIBOR USD 3 Month + 1.12%), 1.378%, 7/25/34	250,000	247,159
Magnetite XXI CLO, Ltd. 144A FRB Ser. 21-21A, Class BR, (BBA LIBOR USD 3 Month + 1.35%), 1.604%, 4/20/34 (Cayman Islands)	250,000	243,839
Marathon CLO XIII, Ltd. 144A FRB Ser. 21-1A, Class AANR, (BBA LIBOR USD 3 Month + 1.32%), 1.561%, 4/15/32 (Cayman Islands)	220,000	218,922
Nassau, Ltd. 144A FRB Ser. 21-1A, Class A1R, (BBA LIBOR USD 3 Month + 1.29%), 1.51%, 1/15/35 (Cayman Islands)	250,000	245,313
Nassau, Ltd. 144A FRB Ser. 21-IA, Class ANAR, (BBA LIBOR USD 3 Month + 1.35%), 1.482%, 4/15/31 (Cayman Islands)	250,000	247,638
Neuberger Berman Loan Advisers CLO 47, Ltd. 144A FRB Ser. 22-47A, Class A, (CME TERM SOFR 3 Month + 1.30%), 1.548%, 4/14/35 (Cayman Islands)	250,000	249,134
Oak Hill Credit Partners XVI 144A FRB Ser. 21-16A, Class A, (BBA LIBOR USD 3 Month + 1.15%), 1.314%, 10/18/34 (Cayman Islands)	250,000	248,517
Oaktree CLO, Ltd. 144A FRB Ser. 21-1A, Class A1, (BBA LIBOR USD 3 Month + 1.16%), 1.401%, 7/15/34 (Cayman Islands)	258,000	255,973
Octagon Investment Partners 48, Ltd. 144A FRB Ser. 21-3A, Class AR, (BBA LIBOR USD 3 Month + 1.15%), 1.404%, 10/20/34 (Cayman Islands)	250,000	247,560
Palmer Square CLO, Ltd. 144A FRB Ser. 21-2A, Class A, (BBA LIBOR USD 3 Month + 1.15%), 1.391%, 7/15/34 (Cayman Islands)	372,000	368,521
Palmer Square CLO, Ltd. 144A FRB Ser. 21-3A, Class B, (BBA LIBOR USD 3 Month + 1.65%), 1.882%, 1/15/35 (Cayman Islands)	323,000	320,254
Park Avenue Institutional Advisers CLO, Ltd. 144A FRB Ser. 21-1A, Class A1AR, (BBA LIBOR USD 3 Month + 1.00%), 1.254%, 10/20/31 (Cayman Islands)	250,000	248,442
Regatta XVIII Funding, Ltd. 144A FRB Ser. 21-1A, Class A1, (BBA LIBOR USD 3 Month + 1.10%), 1.341%, 1/15/34	274,000	272,139
Regatta XX Funding, Ltd. 144A FRB Ser. 21-2A, Class A, (BBA LIBOR USD 3 Month + 1.16%), 1.401%, 10/15/34 (Cayman Islands)	218,000	215,883
RR, Ltd. 144A FRB Ser. 22-7A, Class A2B, (CME TERM SOFR 3 Month + 1.85%), 2.03%, 1/15/37 (Cayman Islands)	250,000	245,369
Sixth Street CLO XVI, Ltd. 144A FRB Ser. 20-16A, Class B, (BBA LIBOR USD 3 Month + 1.85%), 2.104%, 10/20/32 (Cayman Islands)	500,000	497,654
Sound Point CLO XXIII, Ltd. 144A FRB Ser. 21-2A, Class AR, (BBA LIBOR USD 3 Month + 1.17%), 1.411%, 7/15/34 (Cayman Islands)	250,000	246,721
Sound Point CLO XXVI, Ltd. 144A FRB Ser. 21-1A, Class AR, (BBA LIBOR USD 3 Month + 1.17%), 1.424%, 7/20/34 (Cayman Islands)	508,000	502,407
Zais CLO, Ltd. 144A FRB Ser. 19-13A, Class A1A, (BBA LIBOR USD 3 Month + 1.49%), 1.731%, 7/15/32	468,000	465,407
Total collateralized loan obligations (cost $17,987,960)		$17,832,498

76 Dynamic Asset Allocation Conservative Fund

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (1.0%)*	Principal amount	Value
Bahrain (Kingdom of) sr. unsec. bonds Ser. REGS, 5.25%, 1/25/33 (Bahrain)	$300,000	$276,386
Chile (Republic of) sr. unsec. unsub. bonds 4.34%, 3/7/42 (Chile)	650,000	667,271
Colombia (Republic of) sr. unsec. notes 3.875%, 4/25/27 (Colombia)	390,000	374,294
Cote d’Ivoire (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.125%, 6/15/33 (Cote d’Ivoire)	1,005,000	968,569
Dominican (Republic of) sr. unsec. bonds Ser. REGS, 4.875%, 9/23/32 (Dominican Republic)	233,000	210,574
Dominican (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.40%, 6/5/49 (Dominican Republic)	250,000	234,375
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.95%, 1/25/27 (Dominican Republic)	258,000	265,095
Dominican (Republic of) 144A sr. unsec. bonds 6.00%, 2/22/33 (Dominican Republic)	320,000	312,323
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%, 1/8/26 (Indonesia)	800,000	849,992
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%, 1/8/27 (Indonesia)	825,000	876,563
Kazakhstan (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.50%, 7/21/45 (Kazakhstan)	240,000	275,993
Kazakhstan (Republic of) sr. unsec. unsub. bonds Ser. REGS, 4.875%, 10/14/44 (Kazakhstan)	470,000	459,430
Kazakhstan (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.125%, 7/21/25 (Kazakhstan)	290,000	301,550
Mexico (Government of) sr. unsec. bonds 5.55%, 1/21/45 (Mexico)	862,000	936,968
Panama (Republic of) sr. unsec. unsub. bonds 3.298%, 1/19/33 (Panama)	420,000	401,058
Paraguay (Republic of) sr. unsec. notes Ser. REGS, 4.95%, 4/28/31 (Paraguay)	200,000	209,500
Paraguay (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.70%, 3/27/27 (Paraguay)	200,000	208,000
Romania (Government of) 144A unsec. notes 3.00%, 2/27/27 (Romania)	620,000	601,546
Senegal (Republic of) unsec. bonds Ser. REGS, 6.25%, 5/23/33 (Senegal)	585,000	549,900
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/27/27 (South Africa)	300,000	300,755
United Mexican States sr. unsec. bonds 2.659%, 5/24/31 (Mexico)	243,000	221,179
Uruguay (Oriental Republic of) sr. unsec. unsub. bonds 7.625%, 3/21/36 (Uruguay)	210,000	297,688
Total foreign government and agency bonds and notes (cost $9,958,149)		$9,799,009

ASSET-BACKED SECURITIES (0.7%)*	Principal amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE, (BBA LIBOR USD 3 Month + 2.90%), 3.025%, 7/25/24	$443,000	$441,893
Home Partners of America Trust 144A Ser. 21-2, Class C, 2.402%, 12/17/26	198,646	186,305

Dynamic Asset Allocation Conservative Fund 77

ASSET-BACKED SECURITIES (0.7%)* cont.	Principal amount	Value
Mello Warehouse Securitization Trust 144A
FRB Ser. 20-2, Class A, (1 Month US LIBOR + 0.80%), 1.257%, 11/25/53	$210,000	$210,000
FRB Ser. 21-2, Class A, (1 Month US LIBOR + 0.75%), 1.207%, 4/25/55	505,000	505,000
MRA Issuance Trust 144A
FRB Ser. 20-11, Class A1X, (1 Month US LIBOR + 1.70%), 2.097%, 4/22/22	498,000	498,001
FRB Ser. 21-EBO1, Class A2X, (1 Month US LIBOR + 1.75%), 1.981%, 4/15/22	594,000	591,032
FRB Ser. 20-2, Class A2, (1 Month US LIBOR + 1.45%), 1.431%, 8/15/22	783,000	783,001
FRB Ser. 21-8, Class A2X, (1 Month US LIBOR + 1.15%), 1.381%, 5/15/22	777,000	777,003
NewRez Warehouse Securitization Trust 144A FRB Ser. 21-1, Class A, (1 Month US LIBOR + 0.75%), 1.207%, 5/25/55	341,000	338,982
Provident Funding Mortgage Warehouse Securitization Trust 144A FRB Ser. 21-1, Class A, (1 Month US LIBOR + 0.70%), 0.887%, 2/25/55	133,889	133,889
Station Place Securitization Trust 144A
FRB Ser. 21-6, Class A, (1 Month US LIBOR + 0.80%), 1.255%, 4/25/22	574,000	574,000
FRB Ser. 21-14, Class A1, (1 Month US LIBOR + 0.70%), 1.155%, 12/8/22	218,000	218,000
FRB Ser. 21-16, Class A1, (1 Month US LIBOR + 0.62%), 0.729%, 11/7/22	630,000	630,000
FRB Ser. 21-10, Class A, (1 Month US LIBOR + 0.75%), zero %, 8/8/22	574,000	574,000
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (1 Month US LIBOR + 0.60%), 1.057%, 1/25/46	284,444	283,513
Total asset-backed securities (cost $6,761,071)		$6,744,619

COMMODITY LINKED NOTES (0.5%)*†††	Principal amount	Value
Goldman Sachs International 144A notes zero %, 2022 (Indexed to the S&P GSCI Excess Return Index multiplied by 3)	$4,963,000	$5,377,996
Total commodity Linked Notes (cost $4,963,000)		$5,377,996

SENIOR LOANS (0.4%)*c	Principal amount	Value
Adient US, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 3.707%, 4/1/28	$79,400	$78,011
AMC Entertainment Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.352%, 4/22/26	98,841	87,927
American Airlines, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.75%), 5.50%, 4/20/28	50,000	50,578
AppleCaramel Buyer, LLC bank term loan FRN (CME TERM SOFR 3 Month PLUS CSA + 0.00%), 4.25%, 10/19/27	83,938	82,853
Arches Buyer, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.25%), 3.75%, 12/6/27	148,125	145,453
Ascend Learning, LLC bank term loan FRN (1 Month US LIBOR + 5.75%), 6.25%, 11/18/29	80,000	79,400

78 Dynamic Asset Allocation Conservative Fund

SENIOR LOANS (0.4%)*c cont.	Principal amount	Value
Asurion, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 5.25%), 5.707%, 1/30/29	$65,000	$63,456
Asurion, LLC bank term loan FRN Ser. B9, (BBA LIBOR USD 3 Month + 3.25%), 3.707%, 7/31/27	44,662	43,699
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.25%), 5.25%, 6/21/24	181,199	172,567
BWAY Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 3.705%, 4/3/24	68,036	66,987
CP Atlas Buyer, Inc. bank term loan FRN Ser. B1, (BBA LIBOR USD 3 Month + 3.75%), 4.25%, 11/23/27	177,233	171,945
CPG International, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 2.50%), 3.25%, 5/5/24	41,744	41,348
CQP Holdco LP bank term loan FRN (BBA LIBOR USD 3 Month + 3.75%), 4.756%, 6/4/28	129,025	128,239
DIRECTV Financing, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 5.00%), 5.75%, 7/22/27	105,050	104,818
Epicor Software Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 7.75%), 8.75%, 7/30/28	50,000	50,938
Epicor Software Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 4.00%, 7/30/27	477,725	473,373
Global Medical Response, Inc. bank term loan FRN (1 Month US LIBOR + 4.25%), 5.25%, 10/2/25	217,250	215,416
Greeneden US Holdings II, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.545%, 12/1/27	84,150	83,940
HUB International, Ltd. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 4.00%, 4/25/25	14,924	14,816
iHeartCommunications, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.25%), 3.75%, 5/1/26	66,870	66,411
IRB Holding Corp. bank term loan FRN (CME TERM SOFR 3 Month PLUS CSA + 3.00%), 3.75%, 12/15/27	39,500	39,237
Jazz Financing Lux SARL bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 4.00%, 5/31/28	114,138	113,610
Klockner-Pentaplast of America, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.75%), 5.554%, 2/4/26	69,300	62,933
MajorDrive Holdings IV, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.563%, 6/1/28	133,851	131,593
One Call Corp. bank term loan FRN Ser. B, (1 Month US LIBOR + 5.50%), 6.25%, 4/22/27	124,063	114,758
Ortho-Clinical Diagnostics, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.00%), 3.278%, 6/30/25	86,996	86,588
PECF USS Intermediate Holding III Corp. bank term loan FRN Ser. B, (1 Month US LIBOR + 4.25%), 4.758%, 12/17/28	194,513	192,429
Polaris Newco, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.00%), 4.50%, 6/3/28	129,350	128,283
Quorum Health Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 7.75%), 8.748%, 4/29/25	161,039	141,715
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 8.00%), 9.00%, 2/28/26	75,000	56,250
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 3.50%), 4.50%, 2/28/25	52,372	47,023
Rocket Software, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.25%), 4.75%, 11/28/25	59,550	58,657

Dynamic Asset Allocation Conservative Fund 79

SENIOR LOANS (0.4%)*c cont.	Principal amount	Value
Starfruit US Holdco, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 4.006%, 10/1/25	$66,312	$65,234
Terrier Media Buyer, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.50%), 3.957%, 12/17/26	403,855	397,228
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 4.006%, 3/28/25	138,909	135,685
TK Elevator US Newco, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.50%), 4.00%, 7/31/27	54,725	54,144
UKG, Inc. bank term loan FRN (1 Month US LIBOR + 5.25%), 5.75%, 5/3/27	70,000	69,355
United Airlines, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.75%), 4.50%, 4/21/28	103,950	102,564
Vertiv Group Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.75%), 2.991%, 3/2/27	174,633	170,049
Total senior loans (cost $4,470,350)		$4,389,510

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value
Danaher Corp. 5.00% cv. pfd.	302	$474,291
T-Mobile US, Inc. 144A 5.25% cv. pfd. †	487	543,005
Total convertible preferred stocks (cost $804,013)		$1,017,296

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount	Value
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	$55,000	$49,473
Nabors Industries, Inc. company guaranty cv. sr. unsec. notes 0.75%, 1/15/24	130,000	122,200
Transocean, Inc. company guaranty cv. sr. unsec. sub. notes 0.50%, 1/30/23	49,000	45,947
Total convertible bonds and notes (cost $197,890)		$217,620

WARRANTS (—%)* †	Expiration date	Strike price	Warrants	Value
Occidental Petroleum Corp.	8/3/27	$22.00	401	$14,127
Total warrants (cost $1,987)				$14,127

SHORT-TERM INVESTMENTS (6.4%)*		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 0.39% L	Shares	42,290,598	$42,290,598
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.25% P	Shares	550,000	550,000
U.S. Treasury Bills 0.404%, 6/9/22 # ∆ § Φ		$5,700,000	5,695,902
U.S. Treasury Bills 0.288%, 5/3/22 # §		200,000	199,976
U.S. Treasury Bills 0.053%, 4/7/22 # § Φ		1,400,000	1,399,965
U.S. Treasury Bills 0.050%, 5/19/22 §		1,406,000	1,405,534
U.S. Treasury Bills 0.040%, 4/21/22 # § Φ		11,200,000	11,199,239
Total short-term investments (cost $62,741,843)			$62,741,214

TOTAL INVESTMENTS
Total investments (cost $1,189,485,349)	$1,308,845,082

80 Dynamic Asset Allocation Conservative Fund

Key to holding’s currency abbreviations
EUR	Euro

Key to holding’s abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
BKNT	Bank Note
bp	Basis Points
DAC	Designated Activity Company
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
LIBOR	London Interbank Offered Rate
MTN	Medium Term Notes
OTC	Over-the-counter
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced Commitments

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2021 through March 31, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $984,440,697.
†	This security is non-income-producing.
‡‡	Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.
†††	The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $12,586,535 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $120,903 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
Φ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $2,974,461 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
§	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $3,437,270 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

Dynamic Asset Allocation Conservative Fund 81

[c]	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
At the close of the reporting period, the fund maintained liquid assets totaling $277,669,320 to cover certain derivative contracts and delayed delivery securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 3/31/22 (aggregate face value $23,584,178) (Unaudited)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	British Pound	Sell	6/15/22	$60,279	$61,420	$1,141
Barclays Bank PLC
	Swedish Krona	Buy	6/15/22	1,070,315	1,036,876	33,439
Citibank, N.A.
	Danish Krone	Sell	6/15/22	329,060	330,302	1,242
HSBC Bank USA, National Association
	Hong Kong Dollar	Buy	5/18/22	878,050	882,458	(4,408)
JPMorgan Chase Bank N.A.
	Canadian Dollar	Sell	4/20/22	237,872	233,487	(4,385)
	Norwegian Krone	Sell	6/15/22	371,250	366,771	(4,479)
	Singapore Dollar	Buy	5/18/22	178,680	180,130	(1,450)
	South Korean Won	Sell	5/18/22	1,566,742	1,582,890	16,148
Morgan Stanley & Co. International PLC
	Canadian Dollar	Sell	4/20/22	2,295,055	2,252,677	(42,378)
	Euro	Sell	6/15/22	2,931,050	2,919,809	(11,241)
NatWest Markets PLC
	British Pound	Sell	6/15/22	3,321,388	3,384,416	63,028
	Euro	Sell	6/15/22	1,633,020	1,617,377	(15,643)

82 Dynamic Asset Allocation Conservative Fund

FORWARD CURRENCY CONTRACTS at 3/31/22 (aggregate face value $23,584,178) (Unaudited) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
NatWest Markets PLC cont.
	Japanese Yen	Buy	5/18/22	$1,021,827	$1,088,207	$(66,380)
	Swiss Franc	Buy	6/15/22	763,275	767,221	(3,946)
State Street Bank and Trust Co.
	Australian Dollar	Buy	4/20/22	637,819	610,461	27,358
	Chinese Yuan (Offshore)	Buy	5/18/22	587,484	584,708	2,776
	Swiss Franc	Buy	6/15/22	2,543,489	2,520,569	22,920
UBS AG
	Australian Dollar	Buy	4/20/22	618,958	592,761	26,197
WestPac Banking Corp.
	Japanese Yen	Buy	5/18/22	2,414,742	2,571,638	(156,896)
Unrealized appreciation						194,249
Unrealized (depreciation)						(311,206)
Total						$(116,957)
* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 3/31/22 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
MSCI EAFE Index (Short)	384	$41,887,315	$41,172,480	Jun-22	$(2,585,714)
Russell 2000 Index E-Mini (Long)	22	2,277,138	2,273,040	Jun-22	56,087
S&P 500 Index E-Mini (Long)	6	1,359,123	1,359,225	Jun-22	7,222
S&P 500 Index E-Mini (Short)	612	138,630,546	138,640,950	Jun-22	(7,687,257)
S&P Mid Cap 400 Index E-Mini (Long)	1	269,366	268,920	Jun-22	45
S&P Mid Cap 400 Index E-Mini (Short)	64	17,239,424	17,210,880	Jun-22	(675,366)
U.S. Treasury Bond 30 yr (Long)	135	20,258,438	20,258,438	Jun-22	(742,905)
U.S. Treasury Bond Ultra 30 yr (Long)	233	41,270,125	41,270,125	Jun-22	(1,524,126)
U.S. Treasury Bond Ultra 30 yr (Short)	3	531,375	531,375	Jun-22	18,931
U.S. Treasury Note 2 yr (Long)	392	83,073,375	83,073,375	Jun-22	(1,049,756)
U.S. Treasury Note 5 yr (Long)	721	82,689,688	82,689,688	Jun-22	(1,971,802)
U.S. Treasury Note 5 yr (Short)	390	44,728,125	44,728,126	Jun-22	1,059,435
U.S. Treasury Note 10 yr (Long)	314	38,582,750	38,582,750	Jun-22	(1,051,144)
U.S. Treasury Note Ultra 10 yr (Short)	25	3,386,719	3,386,719	Jun-22	124,358
Unrealized appreciation					1,266,078
Unrealized (depreciation)					(17,288,070)
Total					$(16,021,992)

TBA SALE COMMITMENTS OUTSTANDING at 3/31/22 (proceeds receivable $198,383,379) (Unaudited)
Agency	Principal amount	Settlement date	Value
Uniform Mortgage-Backed Securities, 4.50%, 4/1/52	$1,000,000	4/13/22	$1,037,344
Uniform Mortgage-Backed Securities, 4.00%, 4/1/52	22,000,000	4/13/22	22,452,043
Uniform Mortgage-Backed Securities, 3.50%, 5/1/52	2,000,000	5/12/22	1,996,094
Uniform Mortgage-Backed Securities, 3.50%, 4/1/52	54,000,000	4/13/22	54,097,032

Dynamic Asset Allocation Conservative Fund 83

TBA SALE COMMITMENTS OUTSTANDING at 3/31/22 (proceeds receivable $198,383,379) (Unaudited) cont.
Agency	Principal amount	Settlement date	Value
Uniform Mortgage-Backed Securities, 3.00%, 4/1/52	$32,000,000	4/13/22	$31,307,501
Uniform Mortgage-Backed Securities, 2.50%, 5/1/52	5,000,000	5/12/22	4,761,328
Uniform Mortgage-Backed Securities, 2.50%, 4/1/52	50,000,000	4/13/22	47,710,940
Uniform Mortgage-Backed Securities, 2.00%, 5/1/52	12,000,000	5/12/22	11,117,531
Uniform Mortgage-Backed Securities, 2.00%, 4/1/52	24,000,000	4/13/22	22,275,374
Total			$196,755,187

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/22 (Unaudited)
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$12,161,000	$848,716	$(161)	1/3/32	1.3265% — Annually	Secured Overnight Financing Rate — Annually	$811,267
64,257,000	854,618 E	(933,582)	6/15/24	1.80% — Annually	Secured Overnight Financing Rate — Annually	(78,963)
44,369,000	590,108 E	644,554	6/15/24	Secured Overnight Financing Rate — Annually	1.80% — Annually	54,446
37,130,000	785,671 E	(870,148)	6/15/27	1.85% — Annually	Secured Overnight Financing Rate — Annually	(84,477)
5,847,000	105,889 E	(155,160)	6/15/32	1.95% — Annually	Secured Overnight Financing Rate — Annually	(49,271)
20,200,000	365,822 E	535,504	6/15/32	Secured Overnight Financing Rate — Annually	1.95% — Annually	169,682
10,853,000	140,873 E	168,143	6/15/52	Secured Overnight Financing Rate — Annually	2.05% — Annually	306,455
1,269,500	17,176	(17)	3/30/32	2.2655% — Annually	Secured Overnight Financing Rate — Annually	(17,343)
1,269,500	16,554	(17)	3/30/32	2.26% — Annually	Secured Overnight Financing Rate — Annually	(16,721)
1,402,500	6,802	(11)	3/31/27	Secured Overnight Financing Rate — Annually	2.3365% — Annually	6,882

84 Dynamic Asset Allocation Conservative Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/22 (Unaudited) cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$13,540,000	$16,248	$(51)	3/31/24	2.307% — Annually	Secured Overnight Financing Rate — Annually	$(17,167)
8,890,000	22,670	(72)	3/31/27	Secured Overnight Financing Rate — Annually	2.288% — Annually	23,163
2,111,000	5,636	(17)	4/1/27	2.2915% — Annually	Secured Overnight Financing Rate — Annually	(5,653)
3,047,000	1,706	(25)	4/1/27	2.247% — Annually	Secured Overnight Financing Rate — Annually	(1,731)
2,454,000	2,918	(33)	4/4/32	Secured Overnight Financing Rate — Annually	2.113% — Annually	2,885
194,000	22	(1)	4/4/24	Secured Overnight Financing Rate — Annually	2.243% — Annually	21
248,000	52	(3)	4/4/32	Secured Overnight Financing Rate — Annually	2.0975% — Annually	(55)
Total		$(611,097)	$1,103,420
E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/22 (Unaudited)
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International
$21,538,658	$22,188,199	$—	12/15/25	(Secured Overnight Financing Rate plus 0.40%) — Monthly	A basket (GSGLPWDL) of common stocks — Monthly*	$706,472
21,167,048	21,811,468	—	12/15/25	Secured Overnight Financing Rate minus 0.25% — Monthly	A basket (GSGLPWDS) of common stocks — Monthly*	(706,208)

Dynamic Asset Allocation Conservative Fund 85

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/22 (Unaudited) cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
$8,366	$8,401	—	12/15/25	(Secured Overnight Financing Rate plus 0.40%) — Monthly	Evraz PLC — Monthly	$33
Upfront premium received		—		Unrealized appreciation		706,505
Upfront premium (paid)		—		Unrealized (depreciation)		(706,208)
Total		$—		Total	$297
*The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (GSGLPWDL) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Diageo PLC (United Kingdom)	Consumer staples	2,952	$150,171	0.68%
Exxon Mobil Corp.	Energy	1,773	146,393	0.66%
ConocoPhillips	Energy	1,460	146,041	0.66%
PepsiCo, Inc.	Consumer staples	864	144,558	0.65%
Verisk Analytics, Inc.	Consumer cyclicals	673	144,418	0.65%
MSCI, Inc.	Technology	285	143,472	0.65%
FactSet Research Systems, Inc.	Consumer cyclicals	330	143,258	0.65%
SEI Investments Co.	Financials	2,367	142,513	0.64%
Eiffage SA (France)	Basic materials	1,369	142,041	0.64%
Keysight Technologies, Inc.	Technology	892	140,870	0.63%
Secom Co., Ltd. (Japan)	Consumer cyclicals	1,905	139,206	0.63%
Exor NV (Netherlands)	Financials	1,776	137,340	0.62%
Hershey Co. (The)	Consumer staples	625	135,417	0.61%
GlaxoSmithKline PLC (United Kingdom)	Health care	5,825	126,331	0.57%
Colgate-Palmolive Co.	Consumer staples	1,612	122,225	0.55%
Baloise Holding AG (Switzerland)	Financials	662	118,699	0.53%
Aristocrat Leisure, Ltd. (Australia)	Consumer cyclicals	4,259	117,384	0.53%
AT&T, Inc.	Communication services	4,921	116,280	0.52%
Textron, Inc.	Capital goods	1,516	112,780	0.51%
Marubeni Corp. (Japan)	Conglomerates	9,591	112,682	0.51%
IA Financial Corp., Inc. (Canada)	Financials	1,838	111,863	0.50%
Fortive Corp.	Capital goods	1,826	111,272	0.50%
Osaka Gas Co., Ltd. (Japan)	Utilities and power	6,454	111,235	0.50%
Avery Dennison Corp.	Basic materials	630	109,656	0.49%
Dover Corp.	Capital goods	696	109,182	0.49%
Bank Hapoalim MB (Israel)	Financials	10,944	108,887	0.49%
Toronto-Dominion Bank (Canada)	Financials	1,362	108,179	0.49%
Weyerhaeuser Co.	Basic materials	2,851	108,042	0.49%
Chevron Corp.	Energy	662	107,776	0.49%
3M Co.	Conglomerates	705	105,002	0.47%
Brenntag SE (Germany)	Basic materials	1,286	104,976	0.47%

86 Dynamic Asset Allocation Conservative Fund

A BASKET (GSGLPWDL) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
Bank Leumi Le-Israel BM (Israel)	Financials	9,671	$104,676	0.47%
Zebra Technologies Corp. Class A	Technology	251	104,032	0.47%
Cummins, Inc.	Capital goods	504	103,278	0.47%
Synopsys, Inc.	Technology	307	102,388	0.46%
Tokyo Gas Co., Ltd. (Japan)	Utilities and power	5,537	101,816	0.46%
MetLife, Inc.	Financials	1,444	101,500	0.46%
Canadian Imperial Bank of Commerce (Canada)	Financials	829	100,698	0.45%
Edenred (France)	Consumer cyclicals	1,993	99,623	0.45%
Cadence Design Systems, Inc.	Technology	606	99,583	0.45%
Hologic, Inc.	Health care	1,296	99,561	0.45%
Sumitomo Corp. (Japan)	Consumer staples	5,702	99,550	0.45%
VeriSign, Inc.	Technology	447	99,402	0.45%
Fidelity National Financial, Inc.	Financials	2,035	99,386	0.45%
AMETEK, Inc.	Conglomerates	737	98,172	0.44%
Telefonica SA (Spain)	Communication services	20,008	97,696	0.44%
George weston, Ltd. (Canada)	Consumer staples	780	96,164	0.43%
Fairfax Financial Holdings, Ltd. (Canada)	Financials	175	95,562	0.43%
Repsol SA (Spain)	Energy	7,154	94,912	0.43%
Sonic Healthcare, Ltd. (Australia)	Health care	3,557	94,765	0.43%

A BASKET (GSGLPWDS) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Assicurazioni Generali SpA (Italy)	Financials	6,630	$152,331	0.70%
Air Liquide SA (France)	Basic materials	831	146,081	0.67%
AXA SA (France)	Financials	4,919	144,559	0.66%
S&P Global, Inc.	Consumer cyclicals	349	143,128	0.66%
Allianz SE (Germany)	Financials	589	141,111	0.65%
STERIS PLC	Health care	581	140,583	0.64%
Berkshire Hathaway, Inc. Class B	Financials	396	139,633	0.64%
BHP Group, Ltd. (Australia)	Basic materials	3,507	135,802	0.62%
Visa, Inc. Class A	Financials	593	131,503	0.60%
Waste Management, Inc.	Capital goods	824	130,634	0.60%
Heineken NV (Netherlands)	Consumer staples	1,307	125,230	0.57%
Ceridian HCM Holding, Inc.	Technology	1,780	121,702	0.56%
Kimco Realty Corp.	Financials	4,885	120,670	0.55%
Pioneer Natural Resources Co.	Energy	471	117,645	0.54%
SoftBank Corp.	Communication services	9,732	114,151	0.52%
Bouygues SA (France)	Conglomerates	3,246	113,594	0.52%
Tokio Marine Holdings, Inc. (Japan)	Financials	1,932	113,092	0.52%
BNP Paribas SA (France)	Financials	1,965	112,905	0.52%
Atmos Energy Corp.	Utilities and power	945	112,889	0.52%
Imperial Brands PLC (United Kingdom)	Consumer staples	5,288	111,879	0.51%
Toyota Motor Corp. (Japan)	Consumer cyclicals	6,121	111,750	0.51%

Dynamic Asset Allocation Conservative Fund 87

A BASKET (GSGLPWDS) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
Alexandria Real Estate Equities, Inc.	Financials	550	$110,660	0.51%
Cooper Cos., Inc. (The)	Health care	263	109,681	0.50%
TOTO, Ltd.	Basic materials	2,654	107,683	0.49%
TransCanada Corp. (Canada)	Energy	1,840	103,791	0.48%
Waste Connections, Inc.	Capital goods	742	103,672	0.48%
Trend Micro, Inc. (Japan)	Technology	1,757	103,313	0.47%
Enbridge, Inc. (Canada)	Utilities and power	2,244	103,310	0.47%
Dollar General Corp.	Consumer cyclicals	463	103,005	0.47%
Fastenal Co.	Consumer staples	1,720	102,185	0.47%
ORIX Corp. (Japan)	Financials	5,061	101,749	0.47%
Saputo, Inc. (Canada)	Consumer staples	4,283	101,453	0.47%
Avantor, Inc.	Health care	2,990	101,107	0.46%
Mitsubishi UFJ Financial Group, Inc. (Japan)	Financials	16,169	100,981	0.46%
Orange SA (France)	Communication services	8,504	100,701	0.46%
Molson Coors Beverage Co. Class B	Consumer staples	1,886	100,690	0.46%
Naturgy Energy Group SA (Spain)	Utilities and power	3,325	99,915	0.46%
Reed Elsevier (United Kingdom)	Consumer cyclicals	3,052	95,527	0.44%
Rollins, Inc.	Consumer cyclicals	2,709	94,943	0.44%
Hang Seng Bank, Ltd. (Hong Kong)	Financials	4,867	93,946	0.43%
International Paper Co.	Basic materials	2,030	93,665	0.43%
Moody’s Corp.	Consumer cyclicals	276	93,228	0.43%
ONEOK, Inc.	Energy	1,310	92,495	0.42%
Venture Corp., Ltd. (Singapore)	Technology	7,094	91,963	0.42%
Bunzl PLC (United Kingdom)	Consumer staples	2,358	91,933	0.42%
CGI Group, Inc. Class A (Canada)	Technology	1,148	91,470	0.42%
Telus Corp. (Canada)	Communication services	3,498	91,380	0.42%
Enel SpA (Italy)	Utilities and power	13,488	90,544	0.42%
MTR Corp. (Hong Kong)	Transportation	16,612	89,809	0.41%
Swisscom AG (Switzerland)	Communication services	149	89,256	0.41%

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/22 (Unaudited)
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
$10,937,000	$882,615	$35,388	1/15/32	2.78% — At maturity	USA Non-revised Consumer Price Index-Urban (CPI-U) — At maturity	$(847,227)
34,577,000	2,133,055	3,682	9/13/26	2.7375% — At maturity	USA Non-revised Consumer Price Index-Urban (CPI-U) — At maturity	(2,129,374)
Total		$39,070	$(2,976,601)

88 Dynamic Asset Allocation Conservative Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/22 (Unaudited)
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB−.6 Index	B+/P	$957	$13,391	$3,269	5/11/63	300 bp — Monthly	$(2,304)
CMBX NA BBB−.6 Index	B+/P	1,868	29,651	7,238	5/11/63	300 bp — Monthly	(5,352)
CMBX NA BBB−.6 Index	B+/P	3,828	59,302	14,476	5/11/63	300 bp — Monthly	(10,613)
Citigroup Global Markets, Inc.
CMBX NA BB.11 Index	BB−/P	23,165	41,000	4,371	11/18/54	500 bp — Monthly	18,834
CMBX NA BB.6 Index	CCC+/P	27,399	181,662	76,462	5/11/63	500 bp — Monthly	(48,886)
CMBX NA BB.7 Index	B/P	21,179	415,000	128,986	1/17/47	500 bp — Monthly	(105,382)
CMBX NA BB.9 Index	B/P	814	4,000	947	9/17/58	500 bp — Monthly	(129)
CMBX NA BB.9 Index	B/P	8,577	42,000	9,946	9/17/58	500 bp — Monthly	(1,327)
CMBX NA BBB−.10 Index	BB+/P	2,978	24,000	2,674	11/17/59	300 bp — Monthly	318
CMBX NA BBB−.10 Index	BB+/P	4,255	39,000	4,345	11/17/59	300 bp — Monthly	(67)
CMBX NA BBB−.12 Index	BBB−/P	626	15,000	1,341	8/17/61	300 bp — Monthly	(707)
CMBX NA BBB−.12 Index	BBB−/P	6,600	112,000	10,013	8/17/61	300 bp — Monthly	(3,347)
Credit Suisse International
CMBX NA BB.7 Index	B/P	9,898	74,000	22,999	1/17/47	500 bp — Monthly	(13,029)
CMBX NA BBB−.7 Index	BB−/P	11,936	151,000	27,150	1/17/47	300 bp — Monthly	(15,126)
Goldman Sachs International
CMBX NA A.14 Index	A-/P	(34)	2,000	6	12/16/72	200 bp — Monthly	(39)
CMBX NA A.14 Index	A-/P	(153)	9,000	25	12/16/72	200 bp — Monthly	(174)
CMBX NA A.6 Index	BBB+/P	1,900	14,851	1,203	5/11/63	200 bp — Monthly	703
CMBX NA A.6 Index	BBB+/P	927	16,707	1,353	5/11/63	200 bp — Monthly	(420)
CMBX NA A.6 Index	BBB+/P	2,674	21,348	1,729	5/11/63	200 bp — Monthly	953
CMBX NA A.6 Index	BBB+/P	(65)	33,415	2,707	5/11/63	200 bp — Monthly	(2,759)
CMBX NA A.6 Index	BBB+/P	3,768	40,840	3,308	5/11/63	200 bp — Monthly	475
CMBX NA A.6 Index	BBB+/P	3,021	42,696	3,458	5/11/63	200 bp — Monthly	(421)

Dynamic Asset Allocation Conservative Fund 89

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA A.6 Index	BBB+/P	$(378)	$43,624	$3,534	5/11/63	200 bp — Monthly	$(3,894)
CMBX NA A.6 Index	BBB+/P	1,462	44,553	3,609	5/11/63	200 bp — Monthly	(2,129)
CMBX NA A.6 Index	BBB+/P	5,625	44,553	3,609	5/11/63	200 bp — Monthly	2,034
CMBX NA A.6 Index	BBB+/P	2,767	51,978	4,210	5/11/63	200 bp — Monthly	(1,424)
CMBX NA A.6 Index	BBB+/P	(113)	54,763	4,436	5/11/63	200 bp — Monthly	(4,527)
CMBX NA A.6 Index	BBB+/P	1,851	54,763	4,436	5/11/63	200 bp — Monthly	(2,564)
CMBX NA A.6 Index	BBB+/P	444	54,763	4,436	5/11/63	200 bp — Monthly	(3,970)
CMBX NA A.6 Index	BBB+/P	2,384	95,603	7,744	5/11/63	200 bp — Monthly	(5,323)
CMBX NA A.7 Index	BBB+/P	1,462	29,000	1,233	1/17/47	200 bp — Monthly	241
CMBX NA BB.9 Index	B/P	213	1,000	237	9/17/58	500 bp — Monthly	(23)
CMBX NA BBB−.14 Index	BBB−/P	270	6,000	581	12/16/72	300 bp — Monthly	(308)
CMBX NA BBB−.6 Index	B+/P	545	7,652	1,868	5/11/63	300 bp — Monthly	(1,318)
CMBX NA BBB−.6 Index	B+/P	678	12,434	3,035	5/11/63	300 bp — Monthly	(2,350)
CMBX NA BBB−.6 Index	B+/P	1,727	19,130	4,670	5/11/63	300 bp — Monthly	(2,931)
CMBX NA BBB−.6 Index	B+/P	1,064	21,043	5,136	5/11/63	300 bp — Monthly	(4,060)
CMBX NA BBB−.6 Index	B+/P	4,641	52,606	12,841	5/11/63	300 bp — Monthly	(8,169)
CMBX NA BBB−.6 Index	B+/P	5,992	67,910	16,577	5/11/63	300 bp — Monthly	(10,546)
CMBX NA BBB−.6 Index	B+/P	18,758	191,296	46,695	5/11/63	300 bp — Monthly	(27,826)
CMBX NA BBB−.6 Index	B+/P	15,560	197,991	48,330	5/11/63	300 bp — Monthly	(32,654)
CMBX NA BBB−.7 Index	BB−/P	5,300	62,000	11,148	1/17/47	300 bp — Monthly	(5,812)
CMBX NA BBB−.7 Index	BB−/P	5,793	68,000	12,226	1/17/47	300 bp — Monthly	(6,394)
CMBX NA BBB−.7 Index	BB−/P	19,769	251,000	45,130	1/17/47	300 bp — Monthly	(25,215)

90 Dynamic Asset Allocation Conservative Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
JPMorgan Securities LLC
CMBX NA A.13 Index	A-/P	$(473)	$90,000	$414	12/16/72	200 bp — Monthly	$(852)
CMBX NA A.14 Index	A-/P	(450)	68,000	190	12/16/72	200 bp — Monthly	(614)
CMBX NA A.7 Index	BBB+/P	11,139	254,000	10,795	1/17/47	200 bp — Monthly	442
CMBX NA BB.10 Index	B+/P	4,092	51,000	14,229	5/11/63	500 bp — Monthly	(10,087)
CMBX NA BB.7 Index	B/P	112,621	230,000	71,484	1/17/47	500 bp — Monthly	41,360
CMBX NA BBB−.12 Index	BBB−/P	1,184	22,000	1,967	8/17/61	300 bp — Monthly	(770)
Merrill Lynch International
CMBX NA BB.9 Index	B/P	4,456	21,000	4,973	9/17/58	500 bp — Monthly	(496)
Morgan Stanley & Co. International PLC
CMBX NA A.13 Index	A-/P	(418)	50,000	230	12/16/72	200 bp — Monthly	(628)
CMBX NA A.13 Index	A-/P	(10,349)	694,000	3,192	12/16/72	200 bp — Monthly	(13,271)
CMBX NA A.14 Index	A-/P	(25)	2,000	6	12/16/72	200 bp — Monthly	(30)
CMBX NA A.14 Index	A-/P	(96)	6,000	17	12/16/72	200 bp — Monthly	(110)
CMBX NA A.6 Index	BBB+/P	2,840	29,702	2,406	5/11/63	200 bp — Monthly	446
CMBX NA BB.6 Index	CCC+/P	16,453	63,724	26,822	5/11/63	500 bp — Monthly	(10,306)
CMBX NA BB.6 Index	CCC+/P	33,019	127,449	53,643	5/11/63	500 bp — Monthly	(20,500)
CMBX NA BB.9 Index	B/P	1,047	5,000	1,184	9/17/58	500 bp — Monthly	(132)
CMBX NA BBB−.12 Index	BBB−/P	2,711	46,000	4,112	8/17/61	300 bp — Monthly	(1,375)
CMBX NA BBB−.12 Index	BBB−/P	2,576	60,000	5,364	8/17/61	300 bp — Monthly	(2,753)
Upfront premium received		424,813		Unrealized appreciation		65,806
Upfront premium (paid)		(12,554)		Unrealized (depreciation)		(423,443)
Total		$412,259		Total		$(357,637)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2022. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Dynamic Asset Allocation Conservative Fund 91

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/22 (Unaudited)
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	$(3,985)	$38,055	$3,082	5/11/63	(200 bp) — Monthly	$(917)
CMBX NA A.7 Index	(1,357)	183,000	7,778	1/17/47	(200 bp) — Monthly	6,350
CMBX NA BB.10 Index	(30,138)	125,000	34,875	11/17/59	(500 bp) — Monthly	4,616
CMBX NA BB.10 Index	(13,515)	53,000	14,787	11/17/59	(500 bp) — Monthly	1,220
CMBX NA BB.10 Index	(4,696)	45,000	12,555	11/17/59	(500 bp) — Monthly	7,815
CMBX NA BB.10 Index	(4,167)	38,000	10,602	11/17/59	(500 bp) — Monthly	6,398
CMBX NA BB.11 Index	(1,787)	26,000	2,772	11/18/54	(500 bp) — Monthly	959
CMBX NA BB.11 Index	(1,296)	10,000	1,066	11/18/54	(500 bp) — Monthly	(239)
CMBX NA BB.11 Index	(259)	5,000	533	11/18/54	(500 bp) — Monthly	269
CMBX NA BB.8 Index	(12,404)	34,787	12,249	10/17/57	(500 bp) — Monthly	(189)
CMBX NA BB.8 Index	(3,725)	28,989	10,207	10/17/57	(500 bp) — Monthly	6,454
CMBX NA BB.9 Index	(4,232)	41,000	9,709	9/17/58	(500 bp) — Monthly	5,437
CMBX NA BB.9 Index	(1,492)	37,000	8,762	9/17/58	(500 bp) — Monthly	7,234
CMBX NA BBB−.10 Index	(16,982)	57,000	6,350	11/17/59	(300 bp) — Monthly	(10,665)
CMBX NA BBB−.10 Index	(4,183)	17,000	1,894	11/17/59	(300 bp) — Monthly	(2,299)
CMBX NA BBB−.10 Index	(3,579)	15,000	1,671	11/17/59	(300 bp) — Monthly	(1,916)
CMBX NA BBB−.12 Index	(61,189)	194,000	17,344	8/17/61	(300 bp) — Monthly	(43,959)
CMBX NA BBB−.12 Index	(14,363)	43,000	3,844	8/17/61	(300 bp) — Monthly	(10,544)
CMBX NA BBB−.12 Index	(13,709)	39,000	3,487	8/17/61	(300 bp) — Monthly	(10,245)
CMBX NA BBB−.12 Index	(13,039)	37,000	3,308	8/17/61	(300 bp) — Monthly	(9,753)
CMBX NA BBB−.12 Index	(6,849)	36,000	3,218	8/17/61	(300 bp) — Monthly	(3,652)
CMBX NA BBB−.12 Index	(5,415)	24,000	2,146	8/17/61	(300 bp) — Monthly	(3,284)
CMBX NA BBB−.12 Index	(847)	5,000	447	8/17/61	(300 bp) — Monthly	(403)

92 Dynamic Asset Allocation Conservative Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB−.14 Index	$(112)	$1,000	$97	12/16/72	(300 bp) — Monthly	$(16)
CMBX NA BBB−.8 Index	(17,500)	112,000	14,560	10/17/57	(300 bp) — Monthly	(3,005)
CMBX NA BBB−.8 Index	(6,789)	51,000	6,630	10/17/57	(300 bp) — Monthly	(189)
CMBX NA BBB−.8 Index	(8,061)	51,000	6,630	10/17/57	(300 bp) — Monthly	(1,461)
CMBX NA BBB−.8 Index	(8,093)	51,000	6,630	10/17/57	(300 bp) — Monthly	(1,493)
CMBX NA BBB−.8 Index	(6,660)	48,000	6,240	10/17/57	(300 bp) — Monthly	(448)
CMBX NA BBB−.8 Index	(3,330)	24,000	3,120	10/17/57	(300 bp) — Monthly	(224)
CMBX NA BBB−.8 Index	(3,292)	23,000	2,990	10/17/57	(300 bp) — Monthly	(315)
CMBX NA BBB−.9 Index	(4,495)	19,000	1,940	9/17/58	(300 bp) — Monthly	(2,566)
Credit Suisse International
CMBX NA BB.10 Index	(11,178)	94,000	26,226	11/17/59	(500 bp) — Monthly	14,956
CMBX NA BB.10 Index	(12,542)	94,000	26,226	11/17/59	(500 bp) — Monthly	13,593
CMBX NA BB.10 Index	(6,091)	49,000	13,671	11/17/59	(500 bp) — Monthly	7,533
CMBX NA BB.7 Index	(53,129)	323,000	100,388	1/17/47	(500 bp) — Monthly	46,945
CMBX NA BB.7 Index	(31,728)	172,000	53,458	1/17/47	(500 bp) — Monthly	21,562
CMBX NA BB.7 Index	(2,136)	115,085	48,439	5/11/63	(500 bp) — Monthly	46,191
CMBX NA BB.8 Index	(2,804)	15,461	5,444	10/17/57	(500 bp) — Monthly	2,625
Goldman Sachs International
CMBX NA A.6 Index	(193)	1,856	150	5/11/63	(200 bp) — Monthly	(43)
CMBX NA BB.10 Index	(2,036)	9,000	2,511	11/17/59	(500 bp) — Monthly	466
CMBX NA BB.6 Index	(18,117)	117,938	49,640	5/11/63	(500 bp) — Monthly	31,408
CMBX NA BB.6 Index	(8,695)	80,844	34,027	5/11/63	(500 bp) — Monthly	25,253
CMBX NA BB.7 Index	(35,843)	212,000	65,890	1/17/47	(500 bp) — Monthly	29,841
CMBX NA BB.7 Index	(18,478)	91,000	28,283	1/17/47	(500 bp) — Monthly	9,717

Dynamic Asset Allocation Conservative Fund 93

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BB.7 Index	$(2,949)	$18,000	$5,594	1/17/47	(500 bp) — Monthly	$2,628
CMBX NA BB.8 Index	(25,420)	66,676	23,476	10/17/57	(500 bp) — Monthly	(2,008)
CMBX NA BB.8 Index	(17,998)	48,316	17,012	10/17/57	(500 bp) — Monthly	(1,033)
CMBX NA BB.8 Index	(13,670)	37,686	13,269	10/17/57	(500 bp) — Monthly	(438)
CMBX NA BB.8 Index	(13,694)	37,686	13,269	10/17/57	(500 bp) — Monthly	(461)
CMBX NA BB.8 Index	(11,909)	33,821	11,908	10/17/57	(500 bp) — Monthly	(34)
CMBX NA BB.8 Index	(1,699)	14,495	5,104	10/17/57	(500 bp) — Monthly	3,390
CMBX NA BBB−.12 Index	(1,351)	4,000	358	8/17/61	(300 bp) — Monthly	(996)
CMBX NA BBB−.6 Index	(41,148)	144,428	35,255	5/11/63	(300 bp) — Monthly	(5,977)
CMBX NA BBB−.6 Index	(6,354)	121,473	29,652	5/11/63	(300 bp) — Monthly	23,227
CMBX NA BBB−.8 Index	(3,881)	30,000	3,900	10/17/57	(300 bp) — Monthly	1
JPMorgan Securities LLC
CMBX NA BB.11 Index	(26,255)	48,507	20,416	5/11/63	(500 bp) — Monthly	(5,885)
CMBX NA BB.8 Index	(3,965)	7,731	2,722	10/17/57	(500 bp) — Monthly	(1,251)
CMBX NA BBB−.10 Index	(18,860)	166,000	18,492	11/17/59	(300 bp) — Monthly	(465)
CMBX NA BBB−.10 Index	(11,539)	110,000	12,254	11/17/59	(300 bp) — Monthly	651
CMBX NA BBB−.10 Index	(13,804)	49,000	5,459	11/17/59	(300 bp) — Monthly	(8,374)
CMBX NA BBB−.10 Index	(13,109)	44,000	4,902	11/17/59	(300 bp) — Monthly	(8,233)
CMBX NA BBB−.10 Index	(4,123)	25,000	2,785	11/17/59	(300 bp) — Monthly	(1,353)
CMBX NA BBB−.14 Index	(61)	1,000	97	12/16/72	(300 bp) — Monthly	35
CMBX NA BBB−.6 Index	(63,940)	191,296	46,695	5/11/63	(300 bp) — Monthly	(17,357)
CMBX NA BBB−.7 Index	(98,131)	418,000	75,156	1/17/47	(300 bp) — Monthly	(23,218)
CMBX NA BBB−.8 Index	(9,851)	71,000	9,230	10/17/57	(300 bp) — Monthly	(663)

94 Dynamic Asset Allocation Conservative Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Merrill Lynch International
CMBX NA BB.10 Index	$(5,121)	$90,000	$25,110	11/17/59	(500 bp) — Monthly	$19,902
CMBX NA BBB−.10 Index	(10,400)	48,000	5,347	11/17/59	(300 bp) — Monthly	(5,081)
CMBX NA BBB−.7 Index	(2,376)	29,000	5,214	1/17/47	(300 bp) — Monthly	2,821
CMBX NA BBB−.9 Index	(2,964)	16,000	1,634	9/17/58	(300 bp) — Monthly	(1,340)
CMBX NA BBB−.9 Index	(185)	1,000	102	9/17/58	(300 bp) — Monthly	(84)
Morgan Stanley & Co. International PLC
CMBX NA A.6 Index	(2,993)	28,774	2,331	5/11/63	(200 bp) — Monthly	(674)
CMBX NA A.6 Index	(670)	7,425	601	5/11/63	(200 bp) — Monthly	(71)
CMBX NA BB.10 Index	(4,719)	45,000	12,555	11/17/59	(500 bp) — Monthly	7,792
CMBX NA BB.10 Index	(8,924)	38,000	10,602	11/17/59	(500 bp) — Monthly	1,641
CMBX NA BB.7 Index	(5,206)	27,000	8,392	1/17/47	(500 bp) — Monthly	3,159
CMBX NA BB.8 Index	(9,059)	24,158	8,506	10/17/57	(500 bp) — Monthly	(577)
CMBX NA BB.8 Index	(8,320)	23,192	8,166	10/17/57	(500 bp) — Monthly	(177)
CMBX NA BB.8 Index	(6,671)	18,360	6,465	10/17/57	(500 bp) — Monthly	(225)
CMBX NA BB.8 Index	(5,875)	15,461	5,444	10/17/57	(500 bp) — Monthly	(446)
CMBX NA BB.8 Index	(5,291)	14,495	5,104	10/17/57	(500 bp) — Monthly	(201)
CMBX NA BB.8 Index	(4,944)	9,663	3,402	10/17/57	(500 bp) — Monthly	(1,551)
CMBX NA BB.8 Index	(2,469)	6,764	2,382	10/17/57	(500 bp) — Monthly	(94)
CMBX NA BBB−.10 Index	(6,722)	53,000	5,904	11/17/59	(300 bp) — Monthly	(848)
CMBX NA BBB−.10 Index	(3,637)	42,000	4,679	11/17/59	(300 bp) — Monthly	1,017
CMBX NA BBB−.10 Index	(8,045)	33,000	3,676	11/17/59	(300 bp) — Monthly	(4,388)
CMBX NA BBB−.10 Index	(2,727)	26,000	2,896	11/17/59	(300 bp) — Monthly	154
CMBX NA BBB−.10 Index	(3,903)	18,000	2,005	11/17/59	(300 bp) — Monthly	(1,908)
CMBX NA BBB−.10 Index	(4,021)	17,000	1,894	11/17/59	(300 bp) — Monthly	(2,137)

Dynamic Asset Allocation Conservative Fund 95

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB−.10 Index	$(3,460)	$16,000	$1,782	11/17/59	(300 bp) — Monthly	$(1,687)
CMBX NA BBB−.10 Index	(2,296)	10,000	1,114	11/17/59	(300 bp) — Monthly	(1,188)
CMBX NA BBB−.12 Index	(1,994)	6,000	536	8/17/61	(300 bp) — Monthly	(1,461)
CMBX NA BBB−.12 Index	(626)	3,000	268	8/17/61	(300 bp) — Monthly	(360)
CMBX NA BBB−.6 Index	(55,778)	219,990	53,700	5/11/63	(300 bp) — Monthly	(2,202)
CMBX NA BBB−.7 Index	(7,030)	69,000	12,406	1/17/47	(300 bp) — Monthly	5,336
CMBX NA BBB−.8 Index	(7,204)	51,000	6,630	10/17/57	(300 bp) — Monthly	(604)
CMBX NA BBB−.8 Index	(6,344)	50,000	6,500	10/17/57	(300 bp) — Monthly	127
CMBX NA BBB−.8 Index	(6,359)	50,000	6,500	10/17/57	(300 bp) — Monthly	111
CMBX NA BBB−.8 Index	(7,282)	47,000	6,110	10/17/57	(300 bp) — Monthly	(1,200)
CMBX NA BBB−.8 Index	(7,188)	46,000	5,980	10/17/57	(300 bp) — Monthly	(1,234)
CMBX NA BBB−.8 Index	(6,103)	45,000	5,850	10/17/57	(300 bp) — Monthly	(279)
CMBX NA BBB−.8 Index	(6,131)	45,000	5,850	10/17/57	(300 bp) — Monthly	(308)
CMBX NA BBB−.8 Index	(5,725)	40,000	5,200	10/17/57	(300 bp) — Monthly	(548)
CMBX NA BBB−.8 Index	(3,969)	29,000	3,770	10/17/57	(300 bp) — Monthly	(216)
CMBX NA BBB−.8 Index	(3,640)	26,000	3,380	10/17/57	(300 bp) — Monthly	(275)
Upfront premium received	—		Unrealized appreciation		368,834
Upfront premium (paid)	(1,134,592)		Unrealized (depreciation)		(216,935)
Total	$(1,134,592)		Total		$151,899
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

96 Dynamic Asset Allocation Conservative Fund

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/22 (Unaudited)
Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
NA HY Series 37 Index	BB−/P	$(493,165)	$5,220,000	$329,262	12/20/26	500 bp — Quarterly	$(155,928)
NA IG Series 38 Index	BBB+/P	(640,118)	44,600,000	710,924	6/20/27	100 bp — Quarterly	80,717
Total	$(1,133,283)		$(75,211)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2022. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$11,646,996	$9,647,228	$—
Capital goods	24,861,330	3,557,222	—
Communication services	11,055,537	2,275,937	—
Conglomerates	1,894,878	825,150	—
Consumer cyclicals	63,621,750	13,547,506	—
Consumer staples	23,683,119	8,251,515	—
Energy	14,104,311	4,964,544	—
Financials	53,073,074	17,481,745	—
Government	—	91,706	—
Health care	53,354,895	10,489,620	—
Technology	124,650,098	9,014,534	—
Transportation	7,220,067	2,212,482	—
Utilities and power	12,356,252	1,215,453	—
Total common stocks	401,522,307	83,574,642	—

Dynamic Asset Allocation Conservative Fund 97

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$6,744,619	$—
Collateralized loan obligations	—	17,832,498	—
Commodity linked notes	—	5,377,996	—
Convertible bonds and notes	—	217,620	—
Convertible preferred stocks	—	1,017,296	—
Corporate bonds and notes	—	228,490,769	—
Foreign government and agency bonds and notes	—	9,799,009	—
Mortgage-backed securities	—	69,332,341	—
Senior loans	—	4,389,510	—
U.S. government and agency mortgage obligations	—	417,676,190	—
U.S. treasury obligations	—	114,944	—
Warrants	14,127	—	—
Short-term investments	550,000	62,191,214	—
Totals by level	$402,086,434	$906,758,648	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(116,957)	$—
Futures contracts	(16,021,992)	—	—
TBA sale commitments	—	(196,755,187)	—
Interest rate swap contracts	—	1,714,517	—
Total return swap contracts	—	(3,015,374)	—
Credit default contracts	—	1,574,667	—
Totals by level	$(16,021,992)	$(196,598,334)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

98 Dynamic Asset Allocation Conservative Fund

Statement of assets and liabilities 3/31/22 (Unaudited)

ASSETS
Investment in securities, at value, (Notes 1 and 9):
Unaffiliated issuers (identified cost $1,147,194,751)	$1,266,554,484
Affiliated issuers (identified cost $42,290,598) (Note 5)	42,290,598
Cash	7,783
Foreign currency (cost $49,857) (Note 1)	49,944
Dividends, interest and other receivables	4,364,187
Foreign tax reclaim	243,783
Receivable for shares of the fund sold	11,540,756
Receivable for investments sold	1,609,186
Receivable for sales of TBA securities (Note 1)	126,172,465
Receivable for variation margin on futures contracts (Note 1)	3,534,250
Receivable for variation margin on centrally cleared swap contracts (Note 1)	1,816,798
Unrealized appreciation on forward currency contracts (Note 1)	194,249
Unrealized appreciation on OTC swap contracts (Note 1)	1,141,145
Premium paid on OTC swap contracts (Note 1)	1,147,146
Deposits with broker (Note 1)	29,069
Prepaid assets	66,384
Total assets	1,460,762,227

LIABILITIES
Payable for investments purchased	6,387,402
Payable for purchases of TBA securities (Note 1)	263,964,474
Payable for shares of the fund repurchased	2,978,556
Payable for compensation of Manager (Note 2)	425,390
Payable for custodian fees (Note 2)	65,268
Payable for investor servicing fees (Note 2)	178,888
Payable for Trustee compensation and expenses (Note 2)	180,499
Payable for administrative services (Note 2)	3,024
Payable for distribution fees (Note 2)	362,463
Payable for variation margin on futures contracts (Note 1)	361,834
Payable for variation margin on centrally cleared swap contracts (Note 1)	1,748,113
Unrealized depreciation on OTC swap contracts (Note 1)	1,346,586
Premium received on OTC swap contracts (Note 1)	424,813
Unrealized depreciation on forward currency contracts (Note 1)	311,206
TBA sale commitments, at value (proceeds receivable $198,383,379) (Note 1)	196,755,187
Collateral on certain derivative contracts, at value (Notes 1 and 9)	664,944
Other accrued expenses	162,883
Total liabilities	476,321,530

Net assets	$984,440,697

(Continued on next page)

Dynamic Asset Allocation Conservative Fund 99

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$862,900,843
Total distributable earnings (Note 1)	121,539,854
Total — Representing net assets applicable to capital shares outstanding	$984,440,697

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($434,074,228 divided by 39,624,229 shares)	$10.95
Offering price per class A share (100/94.25 of $10.95)*	$11.62
Net asset value and offering price per class B share ($5,569,407 divided by 513,236 shares)**	$10.85
Net asset value and offering price per class C share ($89,355,304 divided by 8,282,395 shares)**	$10.79
Net asset value, offering price and redemption price per class P share
($181,368,627 divided by 16,493,540 shares)	$11.00
Net asset value, offering price and redemption price per class R share
($5,928,180 divided by 523,493 shares)	$11.32
Net asset value, offering price and redemption price per class R5 share
($4,742,127 divided by 431,090 shares)	$11.00
Net asset value, offering price and redemption price per class R6 share
($99,083,774 divided by 8,995,856 shares)	$11.01
Net asset value, offering price and redemption price per class Y share
($164,319,050 divided by 14,925,508 shares)	$11.01

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

100 Dynamic Asset Allocation Conservative Fund

Statement of operations Six months ended 3/31/22 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $17,049 from investments in affiliated issuers) (Note 5)	$7,339,707
Dividends (net of foreign tax of $81,675)	4,246,230
Securities lending (net of expenses) (Notes 1 and 5)	2,843
Total investment income	11,588,780

EXPENSES
Compensation of Manager (Note 2)	2,658,650
Investor servicing fees (Note 2)	558,200
Custodian fees (Note 2)	104,057
Trustee compensation and expenses (Note 2)	20,044
Distribution fees (Note 2)	1,102,000
Administrative services (Note 2)	17,277
Other	265,369
Total expenses	4,725,597
Expense reduction (Note 2)	(444)
Net expenses	4,725,153

Net investment income	6,863,627

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (net of foreign tax of $4,996) (Notes 1 and 3)	57,104,216
Foreign currency transactions (Note 1)	(11,921)
Forward currency contracts (Note 1)	(1,194,587)
Futures contracts (Note 1)	6,469,899
Swap contracts (Note 1)	(5,163,974)
Written options (Note 1)	85,069
Total net realized gain	57,288,702
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(76,680,661)
Assets and liabilities in foreign currencies	(7,748)
Forward currency contracts	595,777
Futures contracts	(28,143,379)
Swap contracts	(549,603)
Written options	12,336
Total change in net unrealized depreciation	(104,773,278)

Net loss on investments	(47,484,576)

Net decrease in net assets resulting from operations	$(40,620,949)

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund 101

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 3/31/22*	Year ended 9/30/21
Operations
Net investment income	$6,863,627	$14,293,702
Net realized gain on investments
and foreign currency transactions	57,288,702	3,492,764
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(104,773,278)	80,460,894
Net increase (decrease) in net assets resulting
from operations	(40,620,949)	98,247,360
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(3,066,137)	(6,273,433)
Class B	(19,303)	(51,945)
Class C	(299,751)	(649,536)
Class P	(1,538,970)	(3,080,291)
Class R	(39,068)	(93,570)
Class R5	(39,217)	(79,114)
Class R6	(898,572)	(2,043,634)
Class Y	(1,465,889)	(3,667,006)
Net realized short-term gain on investments
Class A	(7,969,407)	(4,238,205)
Class B	(114,591)	(84,218)
Class C	(1,768,946)	(1,006,425)
Class P	(3,092,516)	(1,628,221)
Class R	(136,122)	(86,443)
Class R5	(83,726)	(44,063)
Class R6	(1,914,873)	(1,152,922)
Class Y	(3,288,409)	(2,412,103)
From net realized long-term gain on investments
Class A	(5,481,397)	(5,008,786)
Class B	(78,816)	(99,530)
Class C	(1,216,690)	(1,189,411)
Class P	(2,127,048)	(1,924,261)
Class R	(93,625)	(102,159)
Class R5	(57,587)	(52,075)
Class R6	(1,317,059)	(1,362,544)
Class Y	(2,261,783)	(2,850,668)
Decrease from capital share transactions (Note 4)	(29,830,260)	(64,881,948)
Total decrease in net assets	(108,820,711)	(5,815,151)

NET ASSETS
Beginning of period	1,093,261,408	1,099,076,559
End of period	$984,440,697	$1,093,261,408

* Unaudited.

The accompanying notes are an integral part of these financial statements.

102 Dynamic Asset Allocation Conservative Fund

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Dynamic Asset Allocation Conservative Fund 103

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
March 31, 2022**	$11.83	.07	(.52)	(.45)	(.08)	(.35)	(.43)	$10.95	(4.02)*	$434,074	.49*	.62*	194*
September 30, 2021	11.22	.14	.87	1.01	(.16)	(.24)	(.40)	11.83	9.14	461,749.97		1.21	380
September 30, 2020	10.76	.16	.55	.71	(.22)	(.03)	(.25)	11.22	6.70	447,803.98		1.47	395
September 30, 2019	10.86	.22	.18	.40	(.22)	(.28)	(.50)	10.76	3.98	472,811	1.00	2.07	173
September 30, 2018	10.79	.21	.13	.34	(.19)	(.08)	(.27)	10.86	3.17	485,387.99		1.95	166
September 30, 2017	10.32	.18	.52	.70	(.17)	(.06)	(.23)	10.79	6.82	490,389	1.01	1.74	327
Class B
March 31, 2022**	$11.72	.03	(.51)	(.48)	(.04)	(.35)	(.39)	$10.85	(4.33)*	$5,569	.86*	.22*	194*
September 30, 2021	11.12	.05	.86	.91	(.07)	(.24)	(.31)	11.72	8.31	6,997	1.72	.45	380
September 30, 2020	10.67	.08	.54	.62	(.14)	(.03)	(.17)	11.12	5.87	9,047	1.73	.72	395
September 30, 2019	10.77	.14	.18	.32	(.14)	(.28)	(.42)	10.67	3.24	11,609	1.75	1.31	173
September 30, 2018	10.71	.13	.12	.25	(.11)	(.08)	(.19)	10.77	2.33	15,589	1.74	1.18	166
September 30, 2017	10.23	.10	.53	.63	(.09)	(.06)	(.15)	10.71	6.17	19,195	1.76	.98	327
Class C
March 31, 2022**	$11.66	.03	(.51)	(.48)	(.04)	(.35)	(.39)	$10.79	(4.35)*	$89,355	.86*	.25*	194*
September 30, 2021	11.06	.05	.86	.91	(.07)	(.24)	(.31)	11.66	8.36	99,034	1.72	.47	380
September 30, 2020	10.61	.08	.54	.62	(.14)	(.03)	(.17)	11.06	5.92	101,750	1.73	.73	395
September 30, 2019	10.71	.14	.18	.32	(.14)	(.28)	(.42)	10.61	3.27	108,582	1.75	1.32	173
September 30, 2018	10.66	.13	.11	.24	(.11)	(.08)	(.19)	10.71	2.25	117,639	1.74	1.19	166
September 30, 2017	10.19	.10	.52	.62	(.09)	(.06)	(.15)	10.66	6.12	133,084	1.76	1.00	327
Class P
March 31, 2022**	$11.88	.09	(.52)	(.43)	(.10)	(.35)	(.45)	$11.00	(3.82)*	$181,369	.30*	.82*	194*
September 30, 2021	11.26	.19	.87	1.06	(.20)	(.24)	(.44)	11.88	9.61	180,544.59		1.60	380
September 30, 2020	10.80	.20	.55	.75	(.26)	(.03)	(.29)	11.26	7.10	170,539.59		1.86	395
September 30, 2019	10.89	.26	.19	.45	(.26)	(.28)	(.54)	10.80	4.48	144,175.60		2.47	173
September 30, 2018	10.83	.25	.13	.38	(.24)	(.08)	(.32)	10.89	3.47	120,496.60		2.35	166
September 30, 2017	10.35	.23	.52	.75	(.21)	(.06)	(.27)	10.83	7.31	102,483.61		2.19	327
Class R
March 31, 2022**	$12.21	.06	(.54)	(.48)	(.06)	(.35)	(.41)	$11.32	(4.11)*	$5,928	.61*	.50*	194*
September 30, 2021	11.57	.12	.89	1.01	(.13)	(.24)	(.37)	12.21	8.82	8,115	1.22	.97	380
September 30, 2020	11.08	.14	.57	.71	(.19)	(.03)	(.22)	11.57	6.51	9,223	1.23	1.23	395
September 30, 2019	11.17	.20	.18	.38	(.19)	(.28)	(.47)	11.08	3.69	10,451	1.25	1.82	173
September 30, 2018	11.09	.19	.14	.33	(.17)	(.08)	(.25)	11.17	2.91	10,407	1.24	1.69	166
September 30, 2017	10.60	.16	.53	.69	(.14)	(.06)	(.20)	11.09	6.57	12,207	1.26	1.52	327

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

104 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 105

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class R5
March 31, 2022**	$11.88	.09	(.53)	(.44)	(.09)	(.35)	(.44)	$11.00	(3.87)*	$4,742	.35*	.76*	194*
September 30, 2021	11.26	.17	.88	1.05	(.19)	(.24)	(.43)	11.88	9.49	4,959.70		1.49	380
September 30, 2020	10.80	.19	.55	.74	(.25)	(.03)	(.28)	11.26	6.99	4,664.70		1.77	395
September 30, 2019	10.90	.25	.18	.43	(.25)	(.28)	(.53)	10.80	4.26	5,781.71		2.36	173
September 30, 2018	10.83	.24	.14	.38	(.23)	(.08)	(.31)	10.90	3.45	5,651.71		2.24	166
September 30, 2017	10.35	.19	.54	.73	(.19)	(.06)	(.25)	10.83	7.17	105.72		1.84	327
Class R6
March 31, 2022**	$11.89	.09	(.52)	(.43)	(.10)	(.35)	(.45)	$11.01	(3.84)*	$99,084	.32*	.80*	194*
September 30, 2021	11.27	.18	.88	1.06	(.20)	(.24)	(.44)	11.89	9.54	112,853.63		1.57	380
September 30, 2020	10.81	.20	.55	.75	(.26)	(.03)	(.29)	11.27	7.04	119,654.63		1.84	395
September 30, 2019	10.90	.26	.19	.45	(.26)	(.28)	(.54)	10.81	4.42	116,456.64		2.43	173
September 30, 2018	10.84	.25	.12	.37	(.23)	(.08)	(.31)	10.90	3.40	106,430.64		2.31	166
September 30, 2017	10.35	.23	.52	.75	(.20)	(.06)	(.26)	10.84	7.36	113,578.65		2.16	327
Class Y
March 31, 2022**	$11.89	.09	(.53)	(.44)	(.09)	(.35)	(.44)	$11.01	(3.88)*	$164,319	.36*	.75*	194*
September 30, 2021	11.27	.17	.88	1.05	(.19)	(.24)	(.43)	11.89	9.45	219,011.72		1.46	380
September 30, 2020	10.80	.19	.55	.74	(.24)	(.03)	(.27)	11.27	7.02	236,396.73		1.73	395
September 30, 2019	10.90	.24	.18	.42	(.24)	(.28)	(.52)	10.80	4.20	224,159.75		2.32	173
September 30, 2018	10.83	.24	.13	.37	(.22)	(.08)	(.30)	10.90	3.39	230,196.74		2.20	166
September 30, 2017	10.35	.21	.52	.73	(.19)	(.06)	(.25)	10.83	7.14	244,376.76		2.04	327

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

The accompanying notes are an integral part of these financial statements.

106 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 107

Notes to financial statements 3/31/22 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2021 through March 31, 2022.

Putnam Dynamic Asset Allocation Conservative Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek total return consistent with preservation of capital. Total return is composed of capital appreciation and income. The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range for the fund to try to optimize the fund’s performance consistent with its goal. The fund invests mainly in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. The fund also invests, to a lesser extent, in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. Putnam Management may also select other investments that do not fall within these asset classes. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class P, class R, class R5, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class P, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class P, class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

108 Dynamic Asset Allocation Conservative Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other

Dynamic Asset Allocation Conservative Fund 109

multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

110 Dynamic Asset Allocation Conservative Fund

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a

Dynamic Asset Allocation Conservative Fund 111

clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

At close of the reporting period, the fund has deposited cash valued at $29,069 in a segregated account to cover margin requirements on open swap contracts.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

112 Dynamic Asset Allocation Conservative Fund

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Dynamic Asset Allocation Conservative Fund 113

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $223,802 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $120,903 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

114 Dynamic Asset Allocation Conservative Fund

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $1,038,271,806, resulting in gross unrealized appreciation and depreciation of $115,140,167 and $57,187,217, respectively, or net unrealized appreciation of $57,952,950.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,
0.630%	of the next $5 billion,	0.460%	of the next $50 billion,
0.580%	of the next $10 billion,	0.450%	of the next $100 billion and
0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.255% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Dynamic Asset Allocation Conservative Fund 115

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$314,121	Class R5	2,907
Class B	4,408	Class R6	26,912
Class C	67,333	Class Y	128,300
Class P	8,917	Total	$558,200
Class R	5,302

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $444 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $733, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

116 Dynamic Asset Allocation Conservative Fund

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$565,707
Class B	1.00%	1.00%	31,800
Class C	1.00%	1.00%	485,436
Class R	1.00%	0.50%	19,057
Total			$1,102,000

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $23,506 from the sale of class A shares and received $136 and $1,263 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $90 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$2,131,212,278	$2,746,291,689
U.S. government securities (Long-term)	—	—
Total	$2,131,212,278	$2,746,291,689

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 3/31/22		YEAR ENDED 9/30/21
Class A	Shares	Amount	Shares	Amount
Shares sold	2,892,341	$33,123,483	5,553,212	$64,472,706
Shares issued in connection with
reinvestment of distributions	1,376,205	15,877,974	1,296,126	14,920,438
	4,268,546	49,001,457	6,849,338	79,393,144
Shares repurchased	(3,672,932)	(42,118,882)	(7,735,673)	(89,529,313)
Net increase (decrease)	595,614	$6,882,575	(886,335)	$(10,136,169)

	SIX MONTHS ENDED 3/31/22		YEAR ENDED 9/30/21
Class B	Shares	Amount	Shares	Amount
Shares sold	3,479	$40,284	50,778	$577,845
Shares issued in connection with
reinvestment of distributions	15,674	179,312	17,980	204,364
	19,153	219,596	68,758	782,209
Shares repurchased	(102,728)	(1,170,544)	(285,458)	(3,292,754)
Net decrease	(83,575)	$(950,948)	(216,700)	$(2,510,545)

Dynamic Asset Allocation Conservative Fund 117

	SIX MONTHS ENDED 3/31/22		YEAR ENDED 9/30/21
Class C	Shares	Amount	Shares	Amount
Shares sold	1,003,513	$11,503,943	1,472,043	$16,876,257
Shares issued in connection with
reinvestment of distributions	283,138	3,221,437	245,648	2,776,537
	1,286,651	14,725,380	1,717,691	19,652,794
Shares repurchased	(1,499,722)	(16,776,384)	(2,422,920)	(27,717,478)
Net decrease	(213,071)	$(2,051,004)	(705,229)	$(8,064,684)

	SIX MONTHS ENDED 3/31/22		YEAR ENDED 9/30/21
Class P	Shares	Amount	Shares	Amount
Shares sold	3,691,737	$42,101,907	25,009,573	$285,742,261
Shares issued in connection with
reinvestment of distributions	583,504	6,753,312	573,458	6,632,773
	4,275,241	48,855,219	25,583,031	292,375,034
Shares repurchased	(2,983,393)	(34,405,064)	(25,526,022)	(291,740,978)
Net increase	1,291,848	$14,450,155	57,009	$634,056

	SIX MONTHS ENDED 3/31/22		YEAR ENDED 9/30/21
Class R	Shares	Amount	Shares	Amount
Shares sold	39,456	$469,887	95,286	$1,145,646
Shares issued in connection with
reinvestment of distributions	21,818	260,391	23,201	275,018
	61,274	730,278	118,487	1,420,664
Shares repurchased	(202,211)	(2,343,856)	(251,499)	(3,014,990)
Net decrease	(140,937)	$(1,613,578)	(133,012)	$(1,594,326)

	SIX MONTHS ENDED 3/31/22		YEAR ENDED 9/30/21
Class R5	Shares	Amount	Shares	Amount
Shares sold	15,992	$182,749	31,132	$363,017
Shares issued in connection with
reinvestment of distributions	15,588	180,530	15,152	175,252
	31,580	363,279	46,284	538,269
Shares repurchased	(17,937)	(212,390)	(42,919)	(494,533)
Net increase	13,643	$150,889	3,365	$43,736

	SIX MONTHS ENDED 3/31/22		YEAR ENDED 9/30/21
Class R6	Shares	Amount	Shares	Amount
Shares sold	685,935	$7,901,580	2,010,460	$23,339,093
Shares issued in connection with
reinvestment of distributions	356,239	4,130,504	394,022	4,559,100
	1,042,174	12,032,084	2,404,482	27,898,193
Shares repurchased	(1,535,567)	(17,711,002)	(3,528,758)	(41,347,746)
Net decrease	(493,393)	$(5,678,918)	(1,124,276)	$(13,449,553)

118 Dynamic Asset Allocation Conservative Fund

	SIX MONTHS ENDED 3/31/22		YEAR ENDED 9/30/21
Class Y	Shares	Amount	Shares	Amount
Shares sold	1,417,139	$16,526,931	5,155,735	$59,844,904
Shares issued in connection with
reinvestment of distributions	547,464	6,349,218	719,057	8,311,041
	1,964,603	22,876,149	5,874,792	68,155,945
Shares repurchased	(5,463,899)	(63,895,580)	(8,426,724)	(97,960,408)
Net decrease	(3,499,296)	$(41,019,431)	(2,551,932)	$(29,804,463)

At the close of the reporting period, the Putnam RetirementReady Funds owned 16.4% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/21	cost	proceeds	income	of 3/31/22
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$4,673,015	$15,213,580	$19,886,595	$1,134	$—
Putnam Short Term
Investment Fund**	4,239,484	255,626,750	217,575,636	17,049	42,290,598
Total Short-term
investments	$8,912,499	$270,840,330	$237,462,231	$18,183	$42,290,598

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1).Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing

Dynamic Asset Allocation Conservative Fund 119

arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$—*
Purchased currency option contracts (contract amount)	$9,400,000
Written equity option contracts (contract amount)	$—*
Written currency option contracts (contract amount)	$9,400,000
Futures contracts (number of contracts)	4,000
Forward currency contracts (contract amount)	$346,400,000
Centrally cleared interest rate swap contracts (notional)	$193,600,000
OTC total return swap contracts (notional)	$49,100,000
Centrally cleared total return swap contracts (notional)	$71,500,000
OTC credit default contracts (notional)	$10,600,000
Centrally cleared credit default contracts (notional)	$65,900,000
Warrants (number of warrants)	400

* For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

120 Dynamic Asset Allocation Conservative Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
assets — Unrealized
Credit contracts	appreciation	$2,344,563*	Payables	$769,896
Foreign exchange
contracts	Receivables	194,249	Payables	311,206
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	783,986*	Unrealized depreciation	11,654,545*
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	3,931,711*	Unrealized depreciation	10,369,874*
Total		$7,254,509		$23,105,521

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(603,815)	$(603,815)
Foreign exchange
contracts	—	(197,101)	—	(1,194,587)	—	$(1,391,688)
Equity contracts	—	(43,660)	11,272,371	—	16,639	$11,245,350
Interest rate
contracts	—	—	(4,802,472)	—	(4,576,798)	$(9,379,270)
Total	$—	$(240,761)	$6,469,899	$(1,194,587)	$(5,163,974)	$(129,423)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$65,493	$65,493
Foreign exchange
contracts	—	(8,212)	—	595,777	—	$587,565
Equity contracts	9,375	—	(24,762,519)	—	998,784	$(23,754,360)
Interest rate
contracts	—	—	(3,380,860)	—	(1,613,880)	$(4,994,740)
Total	$9,375	$(8,212)	$(28,143,379)	$595,777	$(549,603)	$(28,096,042)

Dynamic Asset Allocation Conservative Fund 121

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate swap
contracts§	$—	$—	$ 1,765,129	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1,765,129
OTC Total return swap contracts*#	—	—	—	—	—	—	—	706,505	—	—	—	—	—	—	—	—	—	706,505
Centrally cleared total return swap
contracts§	—	—	51,669	—	—	—	—	—	—	—	—	—	—	—	—	—	—	51,669
OTC Credit default contracts —
protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	220,510	273,013	338,376	—	—	197,525	37,264	219,803	—	—	—	—	1,286,491
Centrally cleared credit default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	2,958,080	—	—	—	—	—	—	576,170	—	—	—	—	—	—	3,534,250
Forward currency contracts#	1,141	33,439	—	—	1,242	—	—	—	—	16,148	—	—	—	63,028	53,054	26,197	—	194,249
Total Assets	$1,141	$33,439	$1,816,798	$2,958,080	$1,242	$220,510	$273,013	$1,044,881	$—	$16,148	$773,695	$37,264	$219,803	$63,028	$53,054	$26,197	$—	$7,538,293
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	1,712,468	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,712,468
OTC Total return swap contracts*#	—	—	—	—	—	—	—	706,208	—	—	—	—	—	—	—	—	—	706,208
Centrally cleared total return
swap contracts§	—	—	14,094	—	—	—	—	—	—	—	—	—	—	—	—	—	—	14,094
OTC Credit default contracts —
protection sold*#	24,922	—	—	—	—	236,286	49,989	258,696	—	—	98,634	4,952	96,417	—	—	—	—	769,896
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit default contracts§	—	—	21,551	—	—	—	—	—	—	—	—	—	—	—	—	—	—	21,551
Futures contracts§	—	—	—	293,647	—	—	—	—	—	—	68,187	—	—	—	—	—	—	361,834
Forward currency contracts#	—	—	—	—	—	—	—	—	4,408	10,314	—	—	53,619	85,969	—	—	156,896	311,206
Total Liabilities	$24,922	$—	$1,748,113	$293,647	$—	$236,286	$49,989	$964,904	$4,408	$10,314	$166,821	$4,952	$150,036	$85,969	$—	$—	$156,896	$3,897,257
Total Financial and Derivative
Net Assets	$(23,781)	$33,439	$68,685	$2,664,433	$1,242	$(15,776)	$223,024	$79,977	$(4,408)	$5,834	$606,874	$32,312	$69,767	$(22,941)	$53,054	$26,197	$(156,896)	$3,641,036
Total collateral received (pledged)†##	$(23,781)	$—	$—	$—	$—	$—	$210,000	$79,977	$—	$—	$110,000	$32,312	$69,767	$—	$—	$—	$—
Net amount	$—	$33,439	$68,685	$2,664,433	$1,242	$(15,776)	$13,024	$—	$(4,408)	$5,834	$496,874	$—	$—	$(22,941)	$53,054	$26,197	$(156,896)

122 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 123

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman SachsI nternational	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$210,000	$150,000	$—	$—	$110,000	$114,944	$80,000	$—	$—	$—	$—	$664,944
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA
commitments)**	$(120,903)	$—	$—	$(495,959)	$—	$—	$—	$—	$—	$—	$(2,478,502)	$—	$—	$—	$—	$—	$—	$(3,095,364)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $12,586,535 and $3,466,339 respectively.

Note 10: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

124 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 125

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Emerging Markets Equity Fund	Convertible Securities Fund
Focused Equity Fund	Diversified Income Trust
Focused International Equity Fund	Floating Rate Income Fund
International Capital Opportunities Fund	Global Income Trust
International Equity Fund	Government Money Market Fund*
Multi-Cap Core Fund	High Yield Fund
Research Fund	Income Fund
Money Market Fund†
Global Sector	Mortgage Opportunities Fund
Global Health Care Fund	Mortgage Securities Fund
Global Technology Fund	Short Duration Bond Fund
Ultra Short Duration Income Fund
Growth
Growth Opportunities Fund	Tax-free Income
Small Cap Growth Fund	Intermediate-Term Municipal Income Fund
Sustainable Future Fund	Short-Term Municipal Income Fund
Sustainable Leaders Fund	Strategic Intermediate Municipal Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
International Value Fund
Large Cap Value Fund	State tax-free income funds:‡
Small Cap Value Fund	California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

126 Dynamic Asset Allocation Conservative Fund

Absolute Return	Asset Allocation (cont.)
Fixed Income Absolute Return Fund	Putnam Retirement Advantage Maturity Fund
Multi-Asset Absolute Return Fund	Putnam Retirement Advantage 2065 Fund
Putnam Retirement Advantage 2060 Fund
Putnam PanAgora§	Putnam Retirement Advantage 2055 Fund
Putnam PanAgora Risk Parity Fund	Putnam Retirement Advantage 2050 Fund
Putnam Retirement Advantage 2045 Fund
Asset Allocation	Putnam Retirement Advantage 2040 Fund
Dynamic Risk Allocation Fund	Putnam Retirement Advantage 2035 Fund
George Putnam Balanced Fund	Putnam Retirement Advantage 2030 Fund
Putnam Retirement Advantage 2025 Fund
Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund	RetirementReady® Maturity Fund
Dynamic Asset Allocation Growth Fund	RetirementReady® 2065 Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

§ Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Dynamic Asset Allocation Conservative Fund 127

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

128 Dynamic Asset Allocation Conservative Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Liaquat Ahamed	BSA Compliance Officer
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Martin Lemaire
	Katinka Domotorffy	Vice President and
Investment Sub-Advisors	Catharine Bond Hill	Derivatives Risk Manager
Putnam Investments Limited	Paul L. Joskow
16 St James’s Street	George Putnam, III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
The Putnam Advisory Company, LLC	Mona K. Sutphen
100 Federal Street		Alan G. McCormack
Boston, MA 02110	Officers	Vice President and
	Robert L. Reynolds	Derivatives Risk Manager
Marketing Services	President
Putnam Retail Management		Denere P. Poulack
Limited Partnership	James F. Clark	Assistant Vice President,
100 Federal Street	Vice President, Chief Compliance	Assistant Clerk, and
Boston, MA 02110	Officer, and Chief Risk Officer	Assistant Treasurer

Custodian	Nancy E. Florek	Janet C. Smith
State Street Bank	Vice President, Director of	Vice President,
and Trust Company	Proxy Voting and Corporate	Principal Financial Officer,
	Governance, Assistant Clerk,	Principal Accounting Officer,
Legal Counsel	and Assistant Treasurer	and Assistant Treasurer
Ropes & Gray LLP
	Michael J. Higgins	Stephen J. Tate
	Vice President, Treasurer,	Vice President and
	and Clerk	Chief Legal Officer

	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President
Principal Executive Officer,
and Compliance Liaison

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Conservative Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 23, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: May 23, 2022